     As filed with the Securities and Exchange Commission on April 23, 2007
                                                      Registration No. 333-73672
                                                                       811-04901

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 6                        [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 9                              [X]

                    General American Separate Account Eleven
                           (Exact Name of Registrant)

                     General American Life Insurance Company
                               (Name of Depositor)

                             13045 Tesson Ferry Road
                               St. Louis, MO 63128
              (Address of depositor's principal executive offices)

                                   ----------

                             Marie C. Swift, Esquire
                            Associate General Counsel
                       Metropolitan Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on April 30, 2007 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Variable Life Insurance Policies.

                        AMERICAN VISION SERIES VUL 2002

                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by
                  General American Separate Account Eleven of
                    General American Life Insurance Company
                            13045 Tesson Ferry Road
                           St. Louis, Missouri 63128
This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by General American Life Insurance Company ("General American").

     You allocate net premiums among the investment Divisions of General American's Separate Account Eleven (the "Separate Account"). Each Division of the Separate Account invests in shares of an Eligible Fund. The Eligible Funds are:

METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
BlackRock Strategic Value Portfolio
Davis Venture Value Portfolio
FI International Stock Portfolio
FI Mid Cap Opportunities Portfolio
Harris Oakmark Focused Value Portfolio
Harris Oakmark Large Cap Value Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Mid Cap Value Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management U.S. Government Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST
Harris Oakmark International Portfolio

Lazard Mid-Cap Portfolio


Legg Mason Partners Aggressive Growth Portfolio

Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
Neuberger Berman Real Estate Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Total Return Portfolio

RCM Technology Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP Overseas Portfolio

AMERICAN FUNDS INSURANCE SERIES
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

     You receive BlackRock Money Market Division performance until 15 days (less in some states) after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

     You may also allocate net premiums to our General Account in most states. Special limits apply to General Account transfers, premium allocations and withdrawals.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

     THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                 APRIL 30, 2007

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-7
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-8
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-9
     Annual Eligible Fund Operating Expenses................   A-12
HOW THE POLICY WORKS........................................   A-16
THE COMPANY, THE SEPARATE ACCOUNT AND THE ELIGIBLE FUNDS....   A-17
     The Company............................................   A-17
     The Separate Account...................................   A-17
     The Eligible Funds.....................................   A-17
     Share Classes of the Eligible Funds....................   A-20
     Certain Payments We Receive with Regard to the Eligible
      Funds.................................................   A-20
     Selection of the Eligible Funds........................   A-21
     Voting Rights..........................................   A-21
     Rights Reserved by General American....................   A-22
THE POLICIES................................................   A-22
     Purchasing a Policy....................................   A-22
     Replacing Existing Insurance...........................   A-22
     Policy Owner and Beneficiary...........................   A-23
     24 Month Conversion Right..............................   A-23
     Change of Insured Person...............................   A-23
PREMIUMS....................................................   A-24
     Flexible Premiums......................................   A-24
     Amount Provided for Investment under the Policy........   A-24
     Right to Examine Policy................................   A-25
     Allocation of Net Premiums.............................   A-25
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S
  ADMINISTRATIVE OFFICE.....................................   A-26
     Payment of Proceeds....................................   A-27
CASH VALUE..................................................   A-27
DEATH BENEFITS..............................................   A-28
     Death Proceeds Payable.................................   A-29
     Change in Death Benefit Option.........................   A-30
     Increase in Face Amount................................   A-30
     Reduction in Face Amount...............................   A-30
SURRENDERS AND PARTIAL WITHDRAWALS..........................   A-31
     Surrender..............................................   A-31
     Partial Withdrawal.....................................   A-31
TRANSFERS...................................................   A-33
     Transfer Option........................................   A-33
     Dollar Cost Averaging/Portfolio Rebalancing............   A-35
LOANS.......................................................   A-35

                                                              PAGE
                                                              -----
LAPSE AND REINSTATEMENT.....................................   A-36
     Lapse..................................................   A-36
     Reinstatement..........................................   A-37
ADDITIONAL BENEFITS BY RIDER................................   A-37
THE GENERAL ACCOUNT.........................................   A-38
     General Description....................................   A-38
     Values and Benefits....................................   A-39
     Policy Transactions....................................   A-39
CHARGES.....................................................   A-40
     Deductions from Premiums...............................   A-40
     Surrender Charge.......................................   A-41
     Partial Withdrawal Charge..............................   A-42
     Transfer Charge........................................   A-42
     Monthly Deduction from Cash Value......................   A-42
     Loan Interest Spread...................................   A-45
     Charges Against the Eligible Funds and the Divisions of
      the Separate Account..................................   A-45
TAX CONSIDERATIONS..........................................   A-45
     Introduction...........................................   A-45
     Tax Status of the Policy...............................   A-45
     Tax Treatment of Policy Benefits.......................   A-46
     General American's Income Taxes........................   A-50
DISTRIBUTION OF THE POLICIES................................   A-50
LEGAL PROCEEDINGS...........................................   A-51
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............   A-52
FINANCIAL STATEMENTS........................................   A-52
GLOSSARY....................................................   A-53
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-54
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  CASH SURRENDER VALUES.....................................   A-55

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose between two death benefit options:

     -- a level death benefit that equals the Policy's face amount, and

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value.

The death benefit under either option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year and prior to the insured's age 100 (age 85 in Florida and Oregon), you may change your death benefit option. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of forty-three investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our General Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the Right to Examine the Policy period. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal in excess of 12 per year. Partial withdrawals may have tax consequences.

TRANSFERS. You may transfer your Policy's cash value among the Divisions or between the Divisions and the General Account. We may limit the number of transfers among the Divisions and the General Account to no more than 12 per Policy year. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.)

We offer the following automated transfer privileges:

     - DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from the BlackRock Money Market Division to one or more other Divisions on a periodic basis.

     - PORTFOLIO REBALANCING. Under the portfolio rebalancing program, we automatically reallocate your Policy's cash value among the Divisions and the General Account periodically to return the allocation to the percentages you specify.

LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 3.5% on your loan. However, we credit interest at an annual rate of at least 3% on amounts held in the Loan Account to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you may convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your cash value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide supplemental benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the General Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 10 Policy years (or within the first 10 Policy years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you make a partial withdrawal from the Policy within the first 10 Policy years (or the first 10 Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Divisions and/or General Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Divisions or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE GENERAL ACCOUNT. Transfers to and withdrawals from the General Account must generally be in amounts of $500 or more. The total amount of transfers and withdrawals from the General Account in a Policy year may not exceed a Maximum Amount equal to the greater of 25% of the Policy's cash surrender value in the General Account at the beginning of the year, or the Maximum Amount for the preceding Policy year. We are not currently imposing this maximum limit on transfers and withdrawals from the General Account, but we reserve the right to do so. We may also limit transfers and partial withdrawals to 12 per Policy year and may impose a processing charge for transfers and partial withdrawals in excess of 12 per Policy year.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the Eligible Fund prospectuses attached at the end of this prospectus. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    5% in Policy years 1-10  5% in all Policy years
 on Premiums                                     2% in Policy years 11+   (5.6% in NC)
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% in all Policy       2.5% in all Policy years
 on Premiums                                     years                    (1.9% in NC)
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1.25% in all Policy      1.25% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Surrender Charge(1)    On surrender, lapse, or  In Policy year 1, 45%    In Policy year 1, 45% of
                        face amount reduction    of the Target Premium    the Target Premium (less
                        in the first 10 Policy   (less in other Policy    in other Policy years--
                        years (and, with         years--see footnote)(2)  see footnote)(2)
                        respect to a face
                        amount increase, in the
                        first 10 Policy years
                        after the increase)
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value among Divisions                             excess of 12 per Policy
                        and to and from the                               year
                        General Account
---------------------------------------------------------------------------------------------------
 Partial Withdrawal     On partial withdrawal    Not currently charged    $25 for each partial
 Charge                 of cash value                                     withdrawal in excess of
                                                                          12 per Policy year
---------------------------------------------------------------------------------------------------
 Face Amount Increase   On Policy's monthly      $100 per increase        $100 per increase
 Administrative Charge  anniversary following a
                        face amount increase
---------------------------------------------------------------------------------------------------

------------
(1) For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of withdrawal. The Surrender Charge period is nine years for insureds who are age 90 at issue. A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial withdrawal or a change in death benefit option.

(2) The Target Premium varies by issue age, sex, smoking status, substandard rating (if any), and the base Policy's face amount. After the first Policy year, the Surrender Charge declines ratably on a monthly basis from 45% to 0% by the last month of the 10th Policy year.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES

--------------------------------------------------------------------------------------------------
CHARGE                 WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum  Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                        $1,000 of net amount at  of net amount at risk(2)
                                                risk(2)
  Charge in the first  Monthly                  $.15 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                             amount at risk           amount at risk
  male insured, age
  40, in the
  preferred nonsmoker
  underwriting class
  with a face amount
  of $400,000
--------------------------------------------------------------------------------------------------
 Policy Charge         Monthly                  $25 in Policy year 1     $25 in Policy year 1
                                                $6 in Policy years 2+    $6 in Policy years 2+
--------------------------------------------------------------------------------------------------
 Asset Charge (annual  Monthly                  .60% in Policy years     .70% in Policy years 1-10
 rate imposed on cash                           1-10 .25% in Policy      .35% in Policy years
 value in the                                   years 11-20              11-20
 Separate Account)                              .15% in Policy years     .25% in Policy years 21+
                                                21+
--------------------------------------------------------------------------------------------------
 Administration and
 Issue Expense Charge
  Minimum and Maximum  Monthly during the       $.03 to $.38 per $1,000  $.03-$.38 per $1,000 of
  Charge               first 10 Policy years    of base Policy face      base Policy and
                       (and, with respect to a  amount                   Supplemental Coverage
                       face amount increase,                             Term Rider face amount
                       during the first 10
                       Policy years after the
                       increase)
  Charge for a male    Monthly during the       $.17 per $1,000 of base  $.17 per $1,000 of base
  insured, age 40, in  first 10 Policy years    Policy face amount       Policy and Supplemental
  the preferred        (and, with respect to a                           Coverage Term Rider face
  nonsmoker            face amount increase,                             amount
  underwriting class   during the first 10
                       Policy years after the
                       increase)
--------------------------------------------------------------------------------------------------
 Loan Interest         Annually (or on loan     .50% of loan collateral  .50% of loan collateral
 Spread(3)             termination, if
                       earlier)
--------------------------------------------------------------------------------------------------

------------
(1) The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) We charge interest on Policy loans at an effective rate of 3.5% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .50% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.

 Charges for Optional Features (Riders):


---------------------------------------------------------------------------------------------------
CHARGE                  WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Supplemental Coverage
 Term Rider(1)
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first
  Policy year for a     Monthly                  $.22 per $1,000 of net   $.30 per $1,000 of net
  male insured, age                              amount at risk           amount at risk
  45, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $300,000
---------------------------------------------------------------------------------------------------
 Adjustable Benefit
 Term Rider
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.08 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first   Monthly                  $.15 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male insured, age
  40, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $400,000
---------------------------------------------------------------------------------------------------
 Temporary Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.06 to $2.92 per        $.06 to $2.92 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge for a male     Monthly                  $.08 per $1,000 of       $.08 per $1,000 of rider
  insured, age 40, in                            rider face amount        face amount
  the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $400,000
---------------------------------------------------------------------------------------------------
 Secondary Guarantee    Monthly                  $.01 per $1,000 of net   $.01 per $1,000 of net
 Rider                                           amount at risk           amount at risk
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum   Monthly                  $2.40 to $61.44 per      $2.40 to $61.44 per $100
  Charge                                         $100 of Monthly          of Monthly Deduction
                                                 Deduction
  Charge in the first   Monthly                  $6.30 per $100 of        $6.30 per $100 of Monthly
  Policy year for a                              Monthly Deduction        Deduction
  male insured, age
  35, in the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------
--------
  (1) The Rider is subject to the Administration and Issue Expense Charge, as described in the preceding table.

---------------------------------------------------------------------------------------------------
CHARGE                  WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
  Waiver of Specified
  Premium Rider
  Minimum and Maximum   Monthly                  $1.30 to $21.75 per      $1.30 to $21.75 per $100
  Charge                                         $100 of Specified        of Specified Premium
                                                 Premium
  Charge in the first   Monthly                  $3.25 per $100 of        $3.25 per $100 of
  Policy year for a                              Specified Premium        Specified Premium
  male insured, age
  40, in the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Life
 Insurance Rider
  Minimum and Maximum   Monthly                  $.02 to $.25 per $1,000  $.02 to $.25 per $1,000
  Charge                                         of Option amount         of Option amount
  Charge for a male     Monthly                  $.02 per $1,000 of       $.02 per $1,000 of Option
  insured, age 20, in                            Option amount            amount
  the elite nonsmoker
  underwriting class
  with a face amount
  of $350,000
---------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Plus Purchase Option
 Rider
  Minimum and Maximum   Monthly                  $.02 to $13.86 per       $.02 to $13.86 per $1,000
  Charge                                         $1,000 of Option amount  of Option amount
  Charge for a male     Monthly                  $.05 per $1,000 of       $.05 per $1,000 of Option
  insured, age 40, in                            Option amount            amount
  the preferred
  nonsmoker
  underwriting class
  with a face amount
  of $400,000
---------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider
  Minimum and Maximum   Monthly                  $.20 to $1.88 per $10    $.20 to $1.88 per $10 of
  Charge                                         of initial daily         initial daily benefit
                                                 benefit amount           amount
  Charge for a male     Monthly                  $.37 per $10 of initial  $.37 per $10 of initial
  insured, age 35, in                            daily benefit amount     daily benefit amount
  the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2006. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................    .30%     1.02%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual fee waivers and expense
  reimbursements)*........................................    .29%     1.02%


---------------


* The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2008, as described in more detail below.



     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2006, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                           NET TOTAL
                                                                                                             ANNUAL
                                                                                                            EXPENSES
                                                                                                           INCLUDING
                                                                                               NET       ESTIMATED NET
                                                              GROSS        FEE WAIVERS        TOTAL       EXPENSES OF
                           MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL        UNDERLYING
                              FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)   PORTFOLIOS(1)
                           ----------   --------   -----   ------------   --------------   -----------   --------------
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
BlackRock Aggressive
  Growth Portfolio.......     .72%        .06%     .00%        .78%            .00%            .78%(2)
BlackRock Bond Income
  Portfolio..............     .39%        .07%     .00%        .46%            .01%            .45%(2,3)
BlackRock Large Cap Value
  Portfolio..............     .70%        .11%     .00%        .81%            .00%            .81%(2,4)
BlackRock Legacy Large
  Cap Growth Portfolio...     .73%        .07%     .00%        .80%            .00%            .80%(2)
BlackRock Money Market
  Portfolio..............     .34%        .04%     .00%        .38%            .01%            .37%(2,5)
BlackRock Strategic Value
  Portfolio..............     .82%        .06%     .00%        .88%            .00%            .88%(2)
Davis Venture Value
  Portfolio..............     .71%        .04%     .00%        .75%            .00%            .75%(2)
FI International Stock
  Portfolio..............     .85%        .13%     .00%        .98%            .00%            .98%(2)
FI Mid Cap Opportunities
  Portfolio..............     .68%        .06%     .00%        .74%            .00%            .74%(2)
Harris Oakmark Focused
  Value Portfolio........     .72%        .05%     .00%        .77%            .00%            .77%(2)
Harris Oakmark Large Cap
  Value Portfolio........     .72%        .06%     .00%        .78%            .00%            .78%(2)
Lehman Brothers Aggregate
  Bond Index Portfolio...     .25%        .06%     .00%        .31%            .01%            .30%(2,6)

                                                                                                           NET TOTAL
                                                                                                             ANNUAL
                                                                                                            EXPENSES
                                                                                                           INCLUDING
                                                                                               NET       ESTIMATED NET
                                                              GROSS        FEE WAIVERS        TOTAL       EXPENSES OF
                           MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL        UNDERLYING
                              FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)   PORTFOLIOS(1)
                           ----------   --------   -----   ------------   --------------   -----------   --------------
MetLife Mid Cap Stock
  Index Portfolio........     .25%        .08%     .00%        .33%            .01%            .32%(2,6,7)
MetLife Stock Index
  Portfolio..............     .25%        .05%     .00%        .30%            .01%            .29%(2,6)
MFS Total Return
  Portfolio..............     .53%        .05%     .00%        .58%            .00%            .58%(2,8)
Morgan Stanley EAFE Index
  Portfolio..............     .30%        .15%     .00%        .45%            .01%            .44%(2,9,10)
Neuberger Berman Mid Cap
  Value Portfolio........     .65%        .06%     .00%        .71%            .00%            .71%(2,8)
Russell 2000 Index
  Portfolio..............     .25%        .11%     .00%        .36%            .01%            .35%(2,6,10)
T. Rowe Price Large Cap
  Growth Portfolio.......     .60%        .08%     .00%        .68%            .00%            .68%(2)
T. Rowe Price Small Cap
  Growth Portfolio.......     .51%        .07%     .00%        .58%            .00%            .58%(2)
Western Asset Management
  U.S. Government
  Portfolio..............     .50%        .07%     .00%        .57%            .00%            .57%(2)
  (CLASS E SHARES)
BlackRock Diversified
  Portfolio..............     .44%        .07%     .15%        .66%            .00%            .66%(2)
  (CLASS A SHARES)
MetLife Conservative
  Allocation Portfolio...     .10%        .09%     .00%        .19%            .09%            .10%(11)       .71%(12)
MetLife Conservative to
  Moderate Allocation
  Portfolio..............     .10%        .02%     .00%        .12%            .02%            .10%(11)       .75%(12)
MetLife Moderate
  Allocation Portfolio...     .10%        .01%     .00%        .11%            .01%            .10%(11)       .80%(12)
MetLife Moderate to
  Aggressive Allocation
  Portfolio..............     .10%        .01%     .00%        .11%            .01%            .10%(11)       .85%(12)
MetLife Aggressive
  Allocation Portfolio...     .10%        .07%     .00%        .17%            .07%            .10%(11)       .85%(12)
MET INVESTORS SERIES TRUST (CLASS A SHARES)
Harris Oakmark
  International
  Portfolio..............     .78%        .13%     .00%        .91%            .00%            .91%(13)
Lazard Mid-Cap
  Portfolio..............     .70%        .06%     .00%        .76%            .00%            .76%(13)
Legg Mason Partners
  Aggressive Growth
  Portfolio..............     .63%        .09%     .00%        .72%            .00%            .72%(13,14)
Lord Abbett Bond
  Debenture Portfolio....     .50%        .04%     .00%        .54%            .00%            .54%(13)
Met/AIM Small Cap Growth
  Portfolio..............     .87%        .06%     .00%        .93%            .00%            .93%(13,14)
Neuberger Berman Real
  Estate Portfolio.......     .64%        .04%     .00%        .68%            .00%            .68%(13)
Oppenheimer Capital
  Appreciation
  Portfolio..............     .57%        .05%     .00%        .62%            .00%            .62%(13,14)
PIMCO Total Return
  Portfolio..............     .50%        .05%     .00%        .55%            .00%            .55%(13)
RCM Technology
  Portfolio..............     .88%        .14%     .00%       1.02%            .00%           1.02%(13,14,15)
T. Rowe Price Mid-Cap
  Growth Portfolio.......     .75%        .04%     .00%        .79%            .00%            .79%(13)

                                                                                                           NET TOTAL
                                                                                                             ANNUAL
                                                                                                            EXPENSES
                                                                                                           INCLUDING
                                                                                               NET       ESTIMATED NET
                                                              GROSS        FEE WAIVERS        TOTAL       EXPENSES OF
                           MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL        UNDERLYING
                              FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)   PORTFOLIOS(1)
                           ----------   --------   -----   ------------   --------------   -----------   --------------
FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)
VIP Equity-Income
  Portfolio..............     .47%        .10%     .00%        .57%            .00%            .57%
VIP Growth Portfolio.....     .57%        .11%     .00%        .68%            .00%            .68%
VIP Overseas Portfolio...     .72%        .16%     .00%        .88%            .00%            .88%
AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES)
American Funds Global
  Small Capitalization
  Fund...................     .72%        .05%     .25%       1.02%            .00%           1.02%
American Funds Growth
  Fund...................     .32%        .02%     .25%        .59%            .00%            .59%
American Funds Growth -
  Income Fund............     .27%        .01%     .25%        .53%            .00%            .53%


---------------


 (1) Net Total Annual Expenses do not reflect any expense reductions that certain Portfolios achieved as a result of directed brokerage arrangements.



 (2) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.



 (3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.



 (4) Other Expenses reflect the repayment of expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.



 (5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.



 (6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.244% for the Lehman Brothers Aggregate Bond Index Portfolio and to 0.243% for the MetLife Mid Cap Stock Index Portfolio, the MetLife Stock Index Portfolio and the Russell 2000 Index Portfolio.



 (7) Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.



 (8) The Management Fee has been restated to reflect current fees, as if current fees had been in effect during the previous fiscal year.



 (9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.293%.



(10) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.



(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.

(12) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.80% for the MetLife Conservative Allocation Portfolio, 0.77% for the MetLife Conservative to Moderate Allocation Portfolio, 0.82% for the MetLife Moderate Allocation Portfolio, 0.86% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.93% for the MetLife Aggressive Allocation Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)



(13) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.



(14) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.



(15) Other Expenses reflect the repayment of fees previously waived or expense previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.04%.



     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with General American.


     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  No Lapse Premium (in first five Policy years)

-  Secondary Guarantee Premium (to age 100)

CHARGES FROM PREMIUM PAYMENTS

-  Sales Load: 5% (currently 2% in Policy years 11 and thereafter)

-  Premium Tax Charge: 2.5%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Eligible Fund investments or the General Account (generally after an initial period in the BlackRock Money Market Division)

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Eligible Funds

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the General Account). Currently we do not limit the number of transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal in excess of 12 per Policy year and on each transfer (including a transfer between a Division and the General Account) in excess of 12 per Policy year.

- We may limit the amount of transfers from (and in some cases to) the General Account

- You may allocate your cash value among a maximum of 49 accounts over the life of the Policy.

LOANS

-  You may borrow your cash value

- Loan interest charge is 3.5%. (Currently we intend to charge 3.25% interest in Policy years 11-20 and 3.00% thereafter.)

- We transfer loaned funds out of the General Account and the Eligible Funds into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level or Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) during first five Policy years if the five-year No Lapse Premium guarantee is in effect, or until age 100 if the Secondary Guarantee Rider is in effect.

- On or after age 100, equal to cash value for insureds over age 80 at issue. For insureds age 80 or younger at issue, equal to the greater of (1) cash value and (2) the lesser of the face amount on the Policy anniversary at age 80 and at age 100.

-  Income tax free to named beneficiary (generally)

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Eligible Fund values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk or guaranteed issue rating) from the cash value each month

-  Any Rider Charges

-  Policy Charge: $25.00 per month (first year) and $6.00 per month thereafter

- Administration and Issue Expense Charge: Monthly charge ranging from approximately $.03 to $.38 per $1,000 of base Policy face amount that applies during the first ten Policy years or during the first ten Policy years following a face amount increase.

- Face Amount Increase Administration Charge: maximum one-time charge of $100 levied on each underwritten increase in the base Policy's face amount.

- Asset Charge applied against the cash value in the Separate Account at an annual rate of .60% in Policy years 1-10; .25% in Policy years 11-20; and .15% thereafter (guaranteed not to exceed 70% in Policy years 1-10; .35% in Policy years 11-20; and .25% thereafter)

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in first ten Policy years following a face amount increase). Maximum charge is 45% of Target Premium in first Policy year. After first Policy year, charge reduces ratably on a monthly basis over the remaining nine years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE COMPANY

     General American Life Insurance Company is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT


     General American Separate Account Eleven is the funding vehicle for the Policies and other General American variable life insurance policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. The death benefit that exceeds the Policy's cash value is paid from the General Account. Death benefit amounts paid from the General Account are subject to the claims-paying ability of General American.


THE ELIGIBLE FUNDS

     Each Division of the Separate Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.              ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
BlackRock Aggressive    BlackRock Advisors,      Maximum capital appreciation.
Growth Portfolio        LLC

BlackRock Bond Income   BlackRock Advisors,      A competitive total return primarily from
Portfolio               LLC                      investing in fixed-income securities.

BlackRock Diversified   BlackRock Advisors,      High total return while attempting to limit
Portfolio               LLC                      investment risk and preserve capital.

BlackRock Large Cap     BlackRock Advisors,      Long-term growth of capital.
Value Portfolio         LLC

BlackRock Legacy Large  BlackRock Advisors,      Long-term growth of capital.
Cap Growth Portfolio    LLC

BlackRock Money Market  BlackRock Advisors,      A high level of current income consistent
Portfolio(1)            LLC                      with preservation of capital.

BlackRock Strategic     BlackRock Advisors,      High total return, consisting principally of
Value Portfolio         LLC                      capital appreciation.

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Davis Venture Value     Davis Selected           Growth of capital.
Portfolio               Advisers, L.P.(2)

FI International Stock  Fidelity Management &    Long-term growth of capital.
Portfolio               Research Company

FI Mid Cap              Fidelity Management &    Long-term growth of capital.
Opportunities           Research Company
Portfolio

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

Lehman Brothers         MetLife Investment       To equal the performance of the Lehman
Aggregate Bond Index    Advisors Company,        Brothers Aggregate Bond Index.
Portfolio               LLC(3)

MetLife Mid Cap Stock   MetLife Investment       To equal the performance of the Standard &
Index Portfolio         Advisors Company,        Poor's MidCap 400 Composite Stock Price
                        LLC(3)                   Index.

MetLife Stock Index     MetLife Investment       To equal the performance of the Standard &
Portfolio               Advisors Company,        Poor's 500 Composite Stock Price Index.
                        LLC(3)

MFS Total Return        Massachusetts            Favorable total return through investment in
Portfolio               Financial Services       a diversified portfolio.
                        Company

Morgan Stanley EAFE     MetLife Investment       To equal the performance of the MSCI EAFE
Index Portfolio         Advisors Company,        Index.
                        LLC(3)

Neuberger Berman Mid    Neuberger Berman         Capital growth.
Cap Value Portfolio     Management Inc.

Russell 2000 Index      MetLife Investment       To equal the return of the Russell 2000
Portfolio               Advisors Company,        Index.
                        LLC(3)

T. Rowe Price Large     T. Rowe Price            Long-term growth of capital and,
Cap Growth Portfolio    Associates, Inc.         secondarily, dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.

Western Asset           Western Asset            To maximize total return consistent with
Management U.S.         Management Company       preservation of capital and maintenance of
Government Portfolio                             liquidity.

MetLife Conservative    N/A                      A high level of current income, with growth
Allocation Portfolio                             of capital as a secondary objective.

MetLife Conservative    N/A                      A high total return in the form of income
to Moderate Allocation                           and growth of capital, with a greater
Portfolio                                        emphasis on income.

MetLife Moderate        N/A                      A balance between a high level of current
Allocation Portfolio                             income and growth of capital, with a greater
                                                 emphasis on growth of capital.

MetLife Moderate to     N/A                      Growth of capital.
Aggressive Allocation
Portfolio

MetLife Aggressive      N/A                      Growth of capital.
Allocation Portfolio

MET INVESTORS SERIES TRUST                  ADVISER: MET INVESTORS ADVISORY LLC


ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Harris Oakmark          Harris Associates L.P.   Long-term capital appreciation.
International
Portfolio

Legg Mason Partners     ClearBridge Advisors,    Capital appreciation.
Aggressive Growth       LLC
Portfolio (formerly
Legg Mason Aggressive
Growth Portfolio)

Lazard Mid-Cap          Lazard Asset             Long-term growth of capital.
Portfolio               Management LLC

Lord Abbett Bond        Lord, Abbett & Co. LLC   To provide high current income and the
Debenture Portfolio                              opportunity for capital appreciation to
                                                 produce a high total return.

Met/AIM Small Cap       A I M Capital            Long-term growth of capital.
Growth Portfolio        Management, Inc.

Neuberger Berman Real   Neuberger Berman         Total return through investment in real
Estate Portfolio        Management Inc.          estate securities, emphasizing both capital
                                                 appreciation and current income.

Oppenheimer Capital     OppenheimerFunds, Inc.   Capital appreciation.
Appreciation Portfolio

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

RCM Technology          RCM Capital Management   Capital appreciation; no consideration is
Portfolio (formerly     LLC                      given to income.
RCM Global Technology
Portfolio)

T. Rowe Price Mid-Cap   T. Rowe Price            Long-term growth of capital.
Growth Portfolio        Associates, Inc.


FIDELITY VARIABLE INSURANCE PRODUCTS              ADVISER: FIDELITY MANAGEMENT &
                                                                RESEARCH COMPANY


ELIGIBLE FUND                 SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                 -----------                    --------------------
VIP Equity-Income                                 Reasonable income. The fund will also
Portfolio                                         consider the potential for capital
                                                  appreciation. The fund's goal is to achieve
                                                  a yield which exceeds the composite yield
                                                  on the securities comprising the Standard &
                                                  Poor's 500(SM) Index.
VIP Growth Portfolio                              Capital appreciation.
VIP Overseas Portfolio                            Long-term growth of capital.


AMERICAN FUNDS INSURANCE SERIES                    ADVISER: CAPITAL RESEARCH AND
                                                              MANAGEMENT COMPANY

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
American Funds Global   N/A                      Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth   N/A                      Capital appreciation through stocks.
Fund

American Funds Growth-  N/A                      Capital appreciation and income.
Income Fund

---------------

(1) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
(2) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.

(3) Prior to April 30, 2007, Metropolitan Life Insurance Company was the subadviser to this Portfolio.



FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.


     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A shares for all Portfolios except the BlackRock Diversified Portfolio, and Class E shares for the BlackRock Diversified Portfolio, for the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS


     An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Eligible Fund or its affiliates may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Eligible Funds. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fees deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Eligible Fund prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Fund attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


     Additionally, an investment adviser or sub-adviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.


     We and certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as limited liability companies. Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from an Eligible Fund. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "Fee Tables--Annual Eligible Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to sub-advisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in each Eligible Fund's prospectus. (See also "Fee Tables--Annual Eligible Fund Operating Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Funds' investment return.


     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

SELECTION OF THE ELIGIBLE FUNDS


     We select the Eligible Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or sub-adviser is one of our affiliates or whether the Eligible Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Eligible Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners.



     WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.


VOTING RIGHTS

     We own the Eligible Fund shares held in the Separate Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.


     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for or against, or withhold from voting on, any proposition in the same proportion as the shares held in that Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.


     We will vote Eligible Fund shares held by our General Account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY GENERAL AMERICAN

     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right, in our discretion: (1) to add Divisions; (2) to combine Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our General Account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments. If automatic allocations (such as dollar cost averaging, portfolio rebalancing or premium payments made through our pre-authorized checking arrangement) are being made to a Division that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Division will be allocated to the BlackRock Money Market Division.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".) The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount.

     The Policies are available for insureds age 85 or younger on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. (We issue guaranteed issue Policies based on very limited underwriting information.) We may consent to issue the Policies on insureds up to age 90. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Division performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Administrative Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by transferring all of your Policy's cash value to the General Account. The transfer will not be subject to a transfer charge, if any, and it will have no effect on the Policy's death benefit, face amount, net amount at risk, risk classification or issue age. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

     You may exercise this privilege only once within the first two Policy years. If you do so, we will automatically allocate all future net premiums to the General Account and transfers of cash value to the Separate Account will no longer be permitted.

     The Policy permits us to limit allocations to the General Account under some circumstances. (See "The General Account.") If we limit such allocations, you may still exercise the 24 Month Conversion Right.

     FOR POLICIES ISSUED IN MARYLAND AND CONNECTICUT. Under Policies issued in Maryland and Connecticut, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within the first two Policy years. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had.

     Contact our Administrative Office (see "Receipt of Communications and Payments at General American's Administrative Office") or your registered representative for more specific information about the 24 Month Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

CHANGE OF INSURED PERSON

     We offer a benefit that permits you to change the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable and that you have an insurable interest in that person's life. The right to change the insured person is subject to some restrictions, may result in a cost or credit to you. A change of the insured person is a taxable exchange. In addition, a change of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial withdrawal of cash value. (No Surrender Charge will apply.)

     Your registered representative can provide current information on the availability of this benefit. You should consult your tax adviser before changing the insured person under your Policy.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $10.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us.


     You may make payments by check or cashier's check. We do not accept cash, money orders or traveler's checks. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account under our pre-authorized checking arrangement.


     You may not make premium payments on or after the Policy anniversary when the insured reaches age 100, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "Modified Endowment Contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".) The amount of your "7-pay limit" is shown in your Policy illustration. In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Divisions as of the date we receive the payments at our Administrative Office, if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".) If you make a payment that exceeds the "7-pay limit", we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a Modified Endowment Contract. However, when we receive a premium payment prior to the Policy anniversary and it is in response to a premium bill, if allocating the premium immediately to the Policy would cause the Policy to become a Modified Endowment Contract, we will wait until the day after the Policy anniversary to allocate the premium to the Divisions.

     Under our current processing, unless you instruct us otherwise in writing, amounts paid while a Policy loan is outstanding are treated as premiums. We do not treat a payment as a repayment of a Policy loan unless you instruct us to.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received at our Administrative Office. In New Jersey, the Policy Date and the investment start date will generally be the date on which your premium payment is received at our Administrative Office.

     BACKDATING. We may consent to backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the No Lapse Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges. Backdating is not available in New Jersey.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy or an increase in face amount within ten days (more in some states) after you receive it. You may return the Policy or face amount increase to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law). If you return an increase in face amount, it is cancelled from its beginning, and we will return to your cash value the Monthly Deductions for the increase, as well as the Face Amount Increase Administration Charge.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Money Market Division, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other investment Divisions and/or the General Account, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

     We generally allocate your initial net premium to the Divisions and the General Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, however, we hold your initial net premium in the BlackRock Money Market Division until fifteen days after we apply your initial premium to the Policy, and then we make the allocation among the Divisions and/or the General Account as you choose. You can allocate to a cumulative maximum of 49 accounts (including the General Account) over the life of the Policy. You may allocate any whole percentage to a Division. For special rules regarding allocations to the General Account, see "The General Account."

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, in writing or over the Internet. (See "Receipt of Communications and Payments at General American's Administrative Office.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the BlackRock Money Market Division in order to receive a refund of premiums should you cancel the Policy during the Right to Examine period, we will not automatically transfer your cash value or reallocate your future premiums to the other Divisions and/or the General Account once the Right to Examine period has ended. You must contact us to request a transfer or reallocation.

     We will maintain an ongoing record of the accounts to which you allocate premiums and cash values. Each time you make an allocation to an account that has not previously received an allocation, the account will be added to your cumulative lifetime total. An account will not be counted more than once. You may therefore transfer all cash value out of an account and later reallocate cash value or premiums to that same account without increasing the number of accounts utilized. If an underlying fund is replaced by a new fund, the transfer of cash value to the new fund will not be considered a new allocation. Allocating premiums and cash value among a large number of accounts in early Policy years may limit your ability to take advantage of new funds that may be added in later years.

     We allocate net premiums to your Policy's Divisions on the day the payments are received at our Administrative Office, if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     When we allocate net premiums to your Policy's Divisions, we convert them into accumulation units of the Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value".)

  RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S ADMINISTRATIVE
                                     OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Administrative Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Administrative Office for various Policy transactions is as follows:


Premium Payments                       General American
                                       P.O. Box 790201
                                       St. Louis, MO 63179-0201

Payment Inquiries and                  General American
Correspondence                         Remittance Processing
                                       18210 Crane Nest Drive
                                       Tampa, FL 33647

Beneficiary and Ownership              General American
Changes                                P.O. Box 990059
                                       Hartford, CT 06199-0059

Surrenders, Loans,                     General American
Withdrawals and                        P.O. Box 990090
Division Transfers                     Hartford, CT 06199-0090

Death Claims                           General American
                                       P.O. Box 990090
                                       Hartford, CT 06199-0090

Cancellations (Free Look               General American/MetLife
Period)                                Johnstown Compliance Resource Center
                                       Free Look Unit
                                       500 Schoolhouse Road
                                       Johnstown, PA 15904

All Telephone                          (800) 638-9294
Transactions and Inquiries

     You may request a transfer or a reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us, or, for Policies that are not business-owned, over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine. Any telephone, Internet or fax instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Division transfers impractical, or (iii) at any other time when the Eligible Funds or the Separate Account have the legal right to suspend payment.


     We may also withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


     Unless otherwise requested, we may apply the Policy's death proceeds to our Total Control Account. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account is an interest-bearing checking account through which you have convenient and complete access to the proceeds, which are maintained in our General Account or that of an affiliate. Interest is credited at an effective rate of 3% per year.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the General Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Divisions

     -- interest credited to cash value in the General Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Divisions and the General Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Division multiplied by that Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to a Division into accumulation units of the Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in a Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of a Division depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for a Division reflects:

     -- the change in net asset value per share of the corresponding Eligible
        Fund (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy, you must choose between two death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A (Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, underwriting class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     If you seek to reduce the cost of your insurance protection in the first ten Policy years, it is generally to your economic advantage to include some portion or percentage of your insurance coverage under a Supplemental Coverage Term Rider, because current charges for the rider are lower than for the base Policy in Policy years 1 through 10. In Policy years 11 through 25 current charges are the same, but starting in Policy year 26 (or the insured's age 95, if earlier), current charges for coverage under the rider are higher than under the base Policy. Guaranteed maximum charges on the rider are generally higher in all Policy years (except under Policies issued in New Jersey, where they are the same as for the base Policy). In determining how much rider coverage to include, you must balance the cost savings to be gained in the first ten Policy years against the increased cost of coverage in later Policy years. You should also be aware that unlike the base Policy, the Supplemental Coverage Term Rider terminates at age 100, and the benefit provided by the Acceleration of Death Benefit Rider (described below) does not apply to the coverage under the Supplemental Coverage Term Rider. Reductions in the face amount of the Supplemental Coverage Term Rider can only occur on Policy anniversaries.

     Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account, and usually increase with the age of the covered individual. Term riders have no surrenderable cash value.

     Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     AGE 100. If the death benefit is payable on or after the insured's attained age 100, the death benefit will be:

     -- the cash value on the date of death, if the insured was older than 80 at issue, or

     -- the greater of (1) the cash value on the date of death, and (2) the lesser of the face amount of the Policy on the Policy anniversary when the insured was 80 and the face amount on the Policy anniversary when the insured is 100, if the insured was 80 or younger at issue.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death.

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any outstanding loan and loan interest to the date of death and partial withdrawals. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year and prior to the insured's attained age 100 (85 in Florida and Oregon), you may change your death benefit option by written request to our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".) The change will be effective on the monthly anniversary on or following the date we receive your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (Face Amount) to Option B (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then the face amount of any Supplemental Coverage Term Rider, then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), but not below the Policy minimum, and finally the face amount of any Adjustable Benefit Term Rider. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A to Option B. (See "Surrender Charge".)

     If you change from Option B (Face Amount Plus Cash Value) to Option A (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must not exceed the maximum age at which we currently offer new insurance for the amount of the increase. The minimum amount of increase permitted is $10,000 ($20,000 for insureds aged 90). The increase is effective on the monthly anniversary on or next following our receipt of a completed request at our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".) An increase in face amount may have tax consequences.

     A Face Amount Increase Administration Charge of $100 applies to each underwritten face amount increase, and is deducted from the Policy's cash value on the monthly anniversary when the increase takes effect. The face amount increase will have its own Target Premium, as well as its own Surrender Charge, monthly Administration and Issue Expense Charge rates, current cost of insurance rates, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount".) When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to the Supplemental Coverage Term Rider, then to the Adjustable Benefit Term Rider, and finally to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. You may reduce your Policy's face amount by reducing the face amount of your Supplemental Coverage Term Rider or your Adjustable Benefit Term Rider, if applicable, or by reducing the face amount of your base Policy.

     If you decrease the face amount of your base Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. (A reduction in the face amount of your Supplemental Coverage Term Rider or Adjustable Benefit Term Rider will not trigger a Surrender Charge.)

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy Federal income tax laws, a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable.) We also may decrease any rider benefits attached to the Policy. The amount of any face reduction must be at least $10,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your base Policy face amount, we will first decrease any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, and then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option).

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect as of the monthly anniversary on or next following the date when we receive a request. You may only reduce the face amount of your Supplemental Coverage Term Rider on the Policy anniversary. You can contact your registered representative or our Administrative Office for information on face reduction procedures. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     A reduction in the face amount of a Policy may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender a Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at General American's Administrative Office".) The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the cash surrender value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL WITHDRAWAL

     After the Right to Examine Policy period you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. We reserve the right to decline a partial withdrawal request that would reduce the face amount below the Policy's required minimum. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the General Account. (See "The General Account".) Currently, we permit partial withdrawals of up to 100% of the cash surrender value in the Separate Account. We have the right to limit partial withdrawals to twelve per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal in excess of twelve per Policy year.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any remaining initial face amount (including face amount increases resulting from a change in death benefit option) down to the required minimum (excluding riders), the amount of any Supplemental Coverage Term Rider, the face amount of any Adjustable Benefit Term Rider, and any face amount increases in the same order in which they were issued.

     You may not reinvest cash value paid upon a partial withdrawal in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums".

     Unless you request otherwise, a partial withdrawal reduces the cash value in the Divisions of the Separate Account and the General Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     A reduction in the death benefit as a result of a partial withdrawal may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

     ANNIVERSARY PARTIAL WITHDRAWAL RIDER. This rider is available to you at no cost at issue of the Policy if the insured is age 85 or younger. If you choose the rider, you can make a partial withdrawal of cash value on any Policy anniversary until age 95 of the insured, without reducing the Policy's face amount. You can withdraw the greater of (1) 15% of the cash surrender value at the beginning of the Policy year, and (2) the increase in cash surrender value since the last Policy anniversary.

     The minimum amount withdrawn must be $500. Any limits that would otherwise apply to a partial withdrawal do not apply to a withdrawal under this rider. However, if you make a partial withdrawal (1) for more than the amount permitted under the rider, or (2) on a day other than the Policy anniversary, the rider will terminate. It also terminates at age 95 of the insured, or upon your request.

     SPLIT DOLLAR PARTIAL WITHDRAWAL. If the Policy is issued in connection with a split dollar insurance arrangement, after the first Policy year, you will have a one-time right to request a withdrawal of up to the entire cash surrender value without regard to the General Account withdrawal limits. Exercise of this right must be accompanied by a release of the collateral assignment, if applicable. Normal withdrawal rules apply unless you specifically request your withdrawal in reference to the split dollar partial withdrawal provision. At the time of your request, you must elect one of the following Withdrawal Options:

     1. Dollar for dollar withdrawal option, under which the amount of any face amount reduction and associated Surrender Charge are determined in the same manner as for any other partial withdrawal.

     2. Split dollar rollout withdrawal option, under which the amount of any face amount reduction is limited to the amount that would result in a recapture ceiling taxable amount of zero.

The split dollar partial withdrawal endorsement is only available at issue and will automatically be included with any policy issued under a split dollar arrangement. There is no current cost for this endorsement, however, we reserve the right to assess a transaction charge of no more than $25 for a withdrawal. The endorsement is not available if you have selected the Anniversary Partial Withdrawal Rider. You should consult a tax adviser with respect to the tax consequences of the rider.

                                   TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between the Divisions and to and from the General Account. (In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins after the first 15 days following application of the initial premium to the Policy.) We reserve the right to limit transfers to twelve per Policy year. Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge of $25 per transfer for transfers in excess of twelve in a Policy year. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request at our Administrative Office, if it is received before the close of regular trading on the New York Stock Exchange. A transfer request received after that time, or on a day when the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".) For special rules regarding transfers involving the General Account, see "The General Account".

     Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Fidelity VIP Overseas Portfolio and American Funds Global Small Capitalization Fund) and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Monitored Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


     We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.


     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m.

     Transfers made under the dollar cost averaging program or the portfolio rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Eligible Fund.



     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by Eligible Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.


     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.

DOLLAR COST AVERAGING/PORTFOLIO REBALANCING

     The Policy offers two automated transfer privileges: dollar cost averaging and portfolio rebalancing. With dollar cost averaging, your cash value will be transferred periodically from the BlackRock Money Market Division to one or more other Divisions that you select. With portfolio rebalancing, your cash value will be automatically reallocated among the Divisions and the General Account periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and portfolio rebalancing at the same time. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers under these programs will not count against the total number of transfers allowed, nor be subject to any charge. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

     You may borrow all or part of the Policy's "loan value". The loan value equals the Policy's cash value net of the Surrender Charge, reduced by the Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at General American's Administrative Office".) You may increase your risk of lapse if you take a loan. You should contact our Administrative Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Divisions by the amount of the loan. A loan repayment increases the cash value in the Divisions by the amount of the repayment. Unless you request otherwise, we attribute Policy loans to the Divisions of the Separate Account and the General Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Divisions and the General Account to the appropriate Loan Sub-Account within the Loan Account (which is part of the General Account). The Loan Account has a Loan Sub-Account that corresponds to each Division of the Separate Account and the General Account.

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     We guarantee that the interest rate charged on Policy loans will not be more than 3.50% per year. Currently, we charge:

     -- 3.5% in Policy years 1-10

     -- 3.25% in Policy years 11-20

     -- 3.00% in Policy years 21+.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Divisions and the General Account to the appropriate Loan Sub-Accounts in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3% per year and is transferred on each Policy anniversary to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Divisions as a result of a loan does not participate in the investment experience of the Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. Two types of premium payment levels can protect your Policy against lapse (1) for the first five Policy years, and (2) until age 100 of the insured.

     FIRST FIVE POLICY YEARS. In general, if you pay the five-year No Lapse Monthly Premiums on time, the Policy will not lapse even if the cash surrender value is less than the Monthly Deduction in any month. The No Lapse Premium guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value that may have been paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the total No Lapse Premiums for the Policy up to that Policy month. If your total premium payments do not equal this amount, you will not have the protection of the five-year No Lapse Premium Guarantee. The guarantee will not apply if your Policy lapses and you later reinstate it. The No Lapse Monthly Premium is one-twelfth of the No Lapse Annual Premium amount shown in your Policy.

     TO AGE 100. In general, if you choose the Secondary Guarantee Rider and pay the Secondary Guarantee Premiums on time, the Policy can stay in force until the insured reaches age 100, even if the cash surrender value is less than the Monthly Deduction in any month. Similar to the No Lapse Premium guarantee, the Secondary Guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the sum of the Secondary Guarantee Premiums for the Policy up to that Policy month. If the premiums you have paid do not equal this amount, you will not have the protection of the Secondary Guarantee Rider. We will restrict any payment that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code. This limitation will not cause the Secondary Guarantee Rider to terminate.

     The No Lapse Premium and the Secondary Guarantee Premium will be recalculated due to certain Policy changes. Each will be recalculated if (1) you change the face amount, (2) you add, delete or change rider coverage, (3) the rating classification of your Policy is changed, or (4) we correct a misstatement of the insured's age or sex. In addition, the No Lapse Premium will be recalculated if you change the insured, and the Secondary Guarantee Premium will be recalculated if you change your death benefit option.

     If you choose the Secondary Guarantee Rider, the Monthly Deduction will include a charge for the rider until the rider terminates when the insured reaches age 100, unless the rider terminates before then. The rider will also terminate upon request or in the event of the following:

     --  death of the insured

     --  termination of the Policy

     --  change of insured

     -- addition of a term rider on the life of someone other than the insured, if you have selected the guideline premium test for the Policy.

     If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. During any period in which your Policy has negative cash value, no earnings will be credited to the Policy. If a negative cash surrender value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force.

     If your Policy is in default, you have a 62-day grace period for payment of a premium large enough to keep the Policy in force. The amount due is the least of: a premium large enough to cover the Monthly Deduction amount due and all deductions from the premium; a premium large enough to satisfy the Secondary Guarantee Rider requirement, if the Policy has the rider; and a premium large enough to meet the five-year No Lapse Monthly Premium test. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. In these circumstances, we notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 100. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account.

     The following riders and endorsements, some of which have been described previously, are available:

     SUPPLEMENTAL COVERAGE TERM RIDER, which provides non-convertible term insurance that terminates at age 100.

     TEMPORARY TERM RIDER, which provides insurance coverage from the date coverage is approved until a later Policy Date.

     SECONDARY GUARANTEE RIDER, which provides for a guaranteed death benefit to age 100.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     GUARANTEED SURVIVOR PLUS PURCHASE OPTION, which allows the beneficiary, upon the death of the insured, or the owner, under specified circumstances, to purchase coverage on a designated life or lives without providing evidence of insurability.

     OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.

     ADJUSTABLE BENEFIT TERM RIDER, which provides term insurance coverage on the insured that allows annual adjustments and which terminates at age 100.

     ACCELERATION OF DEATH BENEFIT RIDER, which provides for an accelerated payment of all or part of the Policy's death benefit, on a discounted basis, if the insured is terminally ill, as defined in the rider.

     ANNIVERSARY PARTIAL WITHDRAWAL RIDER, which allows cash value to be withdrawn without reducing the Policy's face amount.

     SPLIT DOLLAR PARTIAL WITHDRAWAL ENDORSEMENT, which provides for a one-time withdrawal of cash value in connection with a split dollar life insurance arrangement.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                              THE GENERAL ACCOUNT

     THE POLICY HAS A GENERAL ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the General Account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the General Account are not registered under the Securities Act of 1933. The General Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, neither the General Account nor any interest therein is generally subject to the provisions of these Acts, and the SEC does not review General Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     The General Account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our General Account assets. General Account allocations do not share in the actual investment experience of the General Account. Instead, we guarantee that the General Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the General Account periodically. The General Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the General Account increases from net premiums allocated and transfers to the General Account and General Account interest, and decreases from loans, partial withdrawals made from the General Account, charges and transfers from the General Account. We deduct charges from the General Account and the Policy's Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Separate Account, the General Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the General Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits".)

POLICY TRANSACTIONS

     Except as described below, the General Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the General Account.

     After the Right to Examine Policy period, a portion of the cash value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. The amount of any partial withdrawal (net of applicable Surrender Charges) or any transfer must be at least $500, unless the balance remaining would be less than $100, in which case you may withdraw or transfer the entire General Account cash value. No amount may be withdrawn from the General Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. The total amount of transfers and withdrawals in a Policy year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Policy's cash surrender value in the General Account at the beginning of the Policy year, or (b) the previous Policy year's Maximum Amount (not to exceed the total cash surrender value of the Policy). We are not currently imposing this maximum limit, but we reserve the right to do so.

     Transfers and premium allocations to, and withdrawals from, the General Account are limited by the Maximum Allocation Percent and Maximum Withdrawal Percent Limit set forth in your Policy and in effect at the time a transfer request is made.

     There is no transaction charge for the first twelve partial withdrawals or twelve transfers in a Policy year. We reserve the right to limit partial withdrawals and transfers to twelve each in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Divisions and the General Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Loan Sub-Account bears to the total value of the Loan Account. The amount transferred from the Policy's Divisions and the General Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Divisions and the General Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial withdrawals from the Policy's Divisions and the General Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation.

     We can delay transfers, surrenders, withdrawals and Policy loans from the General Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Asset Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 5% sales charge from premiums.

     The sales charge is currently 2% rather than 5% for premiums paid in Policy year 11 and thereafter.

     The maximum sales charge is 5.6% in North Carolina.

     PREMIUM TAX CHARGE. We deduct 2.5% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.5%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     The maximum premium tax charge is 1.9% in North Carolina.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $2,000 (in the first ten Policy years).

             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 175     (8.75% X 2,000 = total sales, premium tax and Federal tax
           -------    charges)
           $1,825     Net Premium

SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 90 at issue of the Policy, or the face amount increase, the Surrender Charge period is nine years.) The maximum Surrender Charge is shown in your Policy.

     For the first partial withdrawal in any Policy year, no Surrender Charge will apply to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     We base the Surrender Charge on a percentage of the Target Premium. The Surrender Charge that applies during the first Policy year (or the first year following a face amount increase) is equal to 45% of the Target Premium. After the first Policy year, the Surrender Charge declines ratably on a monthly basis until it reaches $0 in the last month of the tenth Policy year (or the tenth year following a face amount increase).

                         EXAMPLES -- SURRENDER CHARGES

                                   HYPOTHETICAL            MAXIMUM SURRENDER
  INSURED                         TARGET PREMIUM                CHARGE
  -------                   ---------------------------    -----------------
  Male, Age 45                       $   6,900                 $   3,105
  Preferred Nonsmoker
  Face Amount $500,000
  Female, Age 45                     $   1,328                 $     598
  Preferred Smoker
  Face Amount $100,000
  Male, Age 55                       $  25,990                 $  11,696
  Standard Smoker
  Face Amount $1,000,000

     The table below shows the maximum Surrender Charge that applies to the Policy. The table shows the charge that applies if the lapse, surrender or face amount reduction occurs in any month of Policy year one and in the last month of Policy years two through ten.

                                                                               THE MAXIMUM SURRENDER
                                                    FOR POLICIES WHICH ARE    CHARGE IS THE FOLLOWING
                                                    SURRENDERED, LAPSED OR       PERCENTAGE OF ONE
                                                        REDUCED DURING            TARGET PREMIUM
                                                    ----------------------    -----------------------
Entire Policy Year                                             1                          45%
Last Month of Policy Years                                     2                          40%
                                                               3                          35%
                                                               4                          30%
                                                               5                          25%
                                                               6                          20%
                                                               7                          15%
                                                               8                          10%
                                                               9                           5%
                                                              10                           0%

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option".)

     The surrender charge reduces the Policy's cash value in the Divisions and the General Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal in excess of 12 per Policy year. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge of $25 on each transfer between Divisions or between a Division and the General Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. Transfers due to dollar cost averaging or portfolio rebalancing do not count as transfers for the purpose of assessing this charge.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement".)

     -- If the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement".)

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 100.

     The Monthly Deduction reduces the cash value in each Division of the Separate Account and in the General Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Division of the Separate Account or to the General Account. If, in any month, the designated account has insufficient cash surrender value to satisfy the Monthly Deduction, we will charge the Monthly Deduction to all Divisions and, if applicable, the General Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is currently equal to $25.00 per month in the first Policy year and $6.00 per month thereafter (guaranteed not to exceed these amounts in any year). The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     ADMINISTRATION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and during the first ten Policy years following a face amount increase, we impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge ranges from approximately 3 cents to 38 cents per $1000 of base Policy and Supplemental Coverage Term Rider face amount, and varies by the insured's issue age and underwriting class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, the charge is applied only to the base Policy face amount.

     FACE AMOUNT INCREASE ADMINISTRATIVE CHARGE. Each time there is an underwritten increase in the face amount of the base Policy, we deduct a one-time Face Amount Increase Administration Charge of $100 from the Policy's cash value on the monthly anniversary when the increase takes place. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction, except for the cost of insurance, Waiver of Monthly Deduction Rider and Secondary Guarantee Rider charges. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  substandard rating

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  underwriting class

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase).

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 1980 Nonsmoker CSO Tables, for Policies issued on juvenile insureds (below age 18 at issue).

        However, in all states except New Jersey, the maximum rates for coverage provided under the Supplemental Coverage Term Rider will be based on 110% of the applicable 1980 CSO Table rates.

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The underwriting classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, rated nonsmoker, guaranteed issue smoker and guaranteed issue nonsmoker

     --  for Policies issued on juvenile insureds: standard and rated.

     Rated and guaranteed issue Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of guaranteed issue Policies.)

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $50,000 or more where the issue age is 18 through 90.

     The elite nonsmoker class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. The classes available are guaranteed issue smoker and guaranteed issue nonsmoker. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The cost of insurance rates are guaranteed not to exceed 100% of the 1980 CSO Tables (with smoker/nonsmoker modifications for non-juvenile insureds). Generally the current guaranteed issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.

     Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis.

     CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

     ASSET CHARGE. We impose a charge for our mortality and expense risks. Currently, the charge is made monthly, based on the cash value of the Policy in the Divisions of the Separate Account, at an annual rate of .60% in Policy years 1 through 10; .25% in Policy years 11 through 20; and .15% thereafter. The charge is guaranteed not to exceed .70% in Policy years 1 through 10; .35% in Policy years 11 through 20; and .25% thereafter.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 3.5% per year, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than .50%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "General American's Income Taxes".)

     ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.


TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in section 101 of the Code. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.


     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by General American (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.

Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.


     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.


GENERAL AMERICAN'S INCOME TAXES

     Under current Federal income tax law, General American is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (formerly General American Distributors, Inc.) ("Distributor") for the distribution and sale of the Policies. Distributor may enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Policies. We pay commissions to Distributor for sales of the Policies by selling firms. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds, and the BlackRock Diversified Portfolio, makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. An affiliate of General American may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. We also pay for Distributor's operating and other expenses.


     Distributor has entered into selling agreements with affiliated and unaffiliated selling firms under which sales representatives will receive commissions based on commission schedules and rules that vary based on the sales representative's contract. The maximum agent level commissions we and/or Distributor pay for sale of the Policy are: 90% of Target Premium and 3% of excess premium paid in year 1; 2% of premium paid in years 2-10; a service fee of 1% of premium paid in years 11 and later; and an additional service fee of ..10% of the Policy's unloaned cash value after the first Policy year. Under an alternative commission schedule available to sales representatives of certain affiliated selling firms, commissions paid in the first Policy year could be less than these amounts and service fees in later years could be greater than these amounts, although we anticipate that total commissions paid under either schedule would be equivalent on a present value basis. Sales representatives receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.

     We and/or Distributor may also make bonus payments to selling firms, which in some cases may be based on anticipated sales of the Policy. These payments are made under one of three alternative schedules that depend on the terms of the selling agreement Distributor has entered into with the selling firm. Taking these bonus amounts into consideration, the maximum total compensation we and/or Distributor pay for sale of the Policy is generally not expected to exceed, on a present value basis, the maximum compensation described above plus 30% of Target Premium and .25% of excess premium paid in year 1; and .25% of premiums paid thereafter.

     We may also pay for the operating and other expenses of affiliated selling firms, including the following sales expenses: sales representative training allowances; compensation and bonuses for the affiliated selling firms' management team; advertising expenses; and all other expenses of distributing the Policies. Because registered representatives of affiliated selling firms are also agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In certain cases, the additional cash compensation paid is based on the amount of proprietary products sold. Proprietary products are products issued by General American or its affiliates. Receipt of this additional compensation may provide sales representatives with an incentive to favor proprietary products over similar products issued by non-affiliates. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     A portion of the payments made to unaffiliated selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     Distributor may also enter into preferred distribution arrangements with certain selling firms, under which it pays additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     The preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

     General American, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. In addition, on May 14, 2004, MetLife, Inc. announced that General American had received a "Wells Notice" from the Securities and Exchange Commission in connection with an SEC investigation regarding market timing and late trading in a limited number of its privately-placed variable insurance contracts. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of U.S. securities laws. Under SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. General American continues to cooperate fully with the SEC in its investigation and is not aware of any systemic problems with respect to such matters. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, General American does not believe any such litigation or proceedings will have a materially adverse impact upon the Separate Account, or upon the ability of MetLife Investors Distribution

Company to perform its contract with the Separate Account or of General American to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of General American Separate Account Eleven included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                              FINANCIAL STATEMENTS

     You may find the financial statements of the Company in the Statement of Additional Information. General American's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     ACCOUNT.  A Division of the Separate Account or the General Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the General Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     GENERAL ACCOUNT. The General Account is the account that holds all of our assets other than those allocated to the Loan Account or the Separate Account (or any other separate account) and to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or General Accounts is transferred when a Policy loan is taken.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you (or, in New Jersey, the date on which we receive your initial payment). Under our current administrative rules, any Policy that would be dated on the 29th, 30th or 31st of the month will receive a Policy Date of the 28th.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Surrender Charge that may apply on a surrender, lapse, face amount reduction, or a partial withdrawal or change in death benefit option that results in a face amount reduction. The Target Premium varies by issue age, sex, smoking status and any substandard rating of the insured and the Policy's base face amount.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

      AGE OF                                AGE OF
INSURED AT START OF   PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
  THE POLICY YEAR      CASH VALUE       THE POLICY YEAR      CASH VALUE
-------------------   -------------   -------------------   -------------
  0 through 40             250               61                  128
       41                  243               62                  126
       42                  236               63                  124
       43                  229               64                  122
       44                  222               65                  120
       45                  215               66                  119
       46                  209               67                  118
       47                  203               68                  117
       48                  197               69                  116
       49                  191               70                  115
       50                  185               71                  113
       51                  178               72                  111
       52                  171               73                  109
       53                  164               74                  107
       54                  157         75 through 90             105
       55                  150               91                  104
       56                  146               92                  103
       57                  142               93                  102
       58                  138         94 through 99             101
       59                  134              100+                 100
       60                  130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                              NET SINGLE PREMIUM
                                                              -------------------
AGE                                                             MALE      FEMALE
---                                                           --------   --------
30..........................................................  5.11461    5.73493
40..........................................................  3.65441    4.10179
50..........................................................  2.64084    2.97655
60..........................................................  1.96130    2.20154
70..........................................................  1.53027    1.67101
80..........................................................  1.27945    1.33624
90..........................................................  1.14453    1.15541
100.........................................................  1.00000    1.00000

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $400,000 for a male aged 40. The insured is assumed to be in the preferred nonsmoker underwriting class. The tables assume no rider benefits and assume that no allocations are made to the General Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges".) Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, an administration and issue expense charge, an asset charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 10 Policy years. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .69% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.



     The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10%, correspond to net investment experience at constant annual rates of -.69%, 5.27% and 9.24%, respectively.


     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 40
                           $4,440 ANNUAL PREMIUM FOR
                     PREFERRED NONSMOKER UNDERWRITING RISK
                              $400,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                   DEATH BENEFIT                    CASH SURRENDER VALUE                     CASH VALUE
               ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                        GROSS ANNUAL                        GROSS ANNUAL
END OF           RATE OF RETURN OF                    RATE OF RETURN OF                   RATE OF RETURN OF
POLICY   ----------------------------------   ---------------------------------   ---------------------------------
 YEAR       0%          6%          10%         0%          6%          10%         0%          6%          10%
------      --          --          ---         --          --          ---         --          --          ---
   1     $400,000   $  400,000   $  400,000   $   175   $      357   $      478   $ 2,173   $    2,355   $    2,476
   2      400,000      400,000      400,000     2,717        3,223        3,573     4,493        4,999        5,349
   3      400,000      400,000      400,000     5,177        6,160        6,863     6,731        7,714        8,417
   4      400,000      400,000      400,000     7,731        9,350       10,546     9,063       10,682       11,878
   5      400,000      400,000      400,000    10,765       13,202       15,060    11,875       14,312       16,170
   6      400,000      400,000      400,000    13,722       17,182       19,902    14,610       18,070       20,790
   7      400,000      400,000      400,000    16,590       21,282       25,087    17,256       21,948       25,753
   8      400,000      400,000      400,000    19,377       25,515       30,651    19,821       25,959       31,095
   9      400,000      400,000      400,000    22,094       29,897       36,639    22,316       30,119       36,861
  10      400,000      400,000      400,000    24,738       34,435       43,085    24,738       34,435       43,085
  15      400,000      400,000      400,000    40,654       64,626       89,655    40,654       64,626       89,655
  20      400,000      400,000      400,000    53,941      101,373      159,740    53,941      101,373      159,740
  25      400,000      400,000      400,000    64,553      147,304      268,486    64,553      147,304      268,486
  30      400,000      400,000      503,584    70,269      203,900      437,899    70,269      203,900      437,899
  35      400,000      400,000      733,750    68,996      275,329      698,810    68,996      275,329      698,810
  40      400,000      400,000    1,155,753    55,358      369,196    1,100,717    55,358      369,196    1,100,717
  45      400,000      518,519    1,798,779    18,457      493,828    1,713,123    18,457      493,828    1,713,123
  50                   681,841    2,770,214                649,373    2,638,299                649,373    2,638,299
  55                   856,246    4,095,573                847,768    4,055,023                847,768    4,055,023
  60                 1,105,599    6,252,985              1,105,599    6,252,985              1,105,599    6,252,985


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GENERAL AMERICAN OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                           $4,440 ANNUAL PREMIUM FOR
                     PREFERRED NONSMOKER UNDERWRITING RISK
                              $400,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                  DEATH BENEFIT                  CASH SURRENDER VALUE                  CASH VALUE
              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                   GROSS ANNUAL                      GROSS ANNUAL                     GROSS ANNUAL
END OF          RATE OF RETURN OF                 RATE OF RETURN OF                RATE OF RETURN OF
POLICY   --------------------------------   ------------------------------   ------------------------------
 YEAR       0%         6%         10%         0%        6%         10%         0%        6%         10%
------      --         --         ---         --        --         ---         --        --         ---
   1     $400,000   $400,000   $  400,000   $     0   $   168   $      285   $ 1,990   $ 2,166   $    2,283
   2      400,000    400,000      400,000     2,337     2,820        3,154     4,113     4,596        4,930
   3      400,000    400,000      400,000     4,588     5,517        6,181     6,142     7,071        7,735
   4      400,000    400,000      400,000     6,735     8,249        9,369     8,067     9,581       10,701
   5      400,000    400,000      400,000     8,780    11,019       12,732     9,890    12,129       13,842
   6      400,000    400,000      400,000    10,709    13,814       16,272    11,597    14,702       17,160
   7      400,000    400,000      400,000    12,516    16,629       19,999    13,182    17,295       20,665
   8      400,000    400,000      400,000    14,197    19,459       23,923    14,641    19,903       24,367
   9      400,000    400,000      400,000    15,745    22,298       28,055    15,967    22,520       28,277
  10      400,000    400,000      400,000    17,148    25,134       32,403    17,148    25,134       32,403
  15      400,000    400,000      400,000    24,706    42,895       62,623    24,706    42,895       62,623
  20      400,000    400,000      400,000    25,411    58,981      103,049    25,411    58,981      103,049
  25      400,000    400,000      400,000    14,850    69,269      158,502    14,850    69,269      158,502
  30                 400,000      400,000              63,400      237,019              63,400      237,019
  35                 400,000      400,000              18,543      362,607              18,543      362,607
  40                              601,079                          572,456                          572,456
  45                              924,287                          880,273                          880,273
  50                            1,384,964                        1,319,013                        1,319,013
  55                            1,999,172                        1,979,378                        1,979,378
  60                            2,980,796                        2,980,796                        2,980,796


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GENERAL AMERICAN OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-638-9294. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For information about historical values of the Separate Account Divisions, for Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-800-638-9294.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-9303.

File No. 811-4901

                                  ANNUAL REPORT

                                       OF

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                       OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                DECEMBER 31, 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
General American Separate Account Eleven and the Board of Directors
General American Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Divisions (as disclosed in Appendix A) comprising General American Separate Account Eleven (the "Separate Account") of General American Life Insurance Company ("General American") as of December 31, 2006, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions comprising the Separate Account of General American as of December 31, 2006, and the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 26, 2007

                                   APPENDIX A

               American Funds Global Small Capitalization Division

                         American Funds Growth Division

                      American Funds Growth-Income Division

                      BlackRock Aggressive Growth Division

                         BlackRock Bond Income Division

                         BlackRock Diversified Division

                       BlackRock Large Cap Value Division

                   BlackRock Legacy Large Cap Growth Division

                         BlackRock Money Market Division

                       BlackRock Strategic Value Division

                          Davis Venture Value Division

                         FI International Stock Division

                        FI Mid Cap Opportunities Division

                      Harris Oakmark Focused Value Division

                      Harris Oakmark International Division

                     Harris Oakmark Large Cap Value Division

                            J.P. Morgan Bond Division

                       J.P. Morgan Small Company Division

                             Lazard Mid-Cap Division

                      Legg Mason Aggressive Growth Division

                  Lehman Brothers Aggregate Bond Index Division

                       Lord Abbett Bond Debenture Division

                     Lord Abbett Growth and Income Division

                       Lord Abbett Mid-Cap Value Division

                        Met/AIM Small Cap Growth Division

                     MetLife Aggressive Allocation Division

                    MetLife Conservative Allocation Division

              MetLife Conservative to Moderate Allocation Division

                      MetLife Mid Cap Stock Index Division

                      MetLife Moderate Allocation Division

               MetLife Moderate to Aggressive Allocation Division

                          MetLife Stock Index Division

                       MFS Research International Division

                            MFS Total Return Division

                       Morgan Stanley EAFE Index Division

                     Neuberger Berman Mid Cap Value Division

                      Neuberger Berman Real Estate Division

                    Oppenheimer Capital Appreciation Division

                           PIMCO Total Return Division

                         RCM Global Technology Division

                           Russell 2000 Index Division

                       Russell Aggressive Equity Division

                           Russell Core Bond Division

                       Russell Multi-Style Equity Division

                             Russell Non-US Division

                     T. Rowe Price Large Cap Growth Division

                      T. Rowe Price Mid-Cap Growth Division

                     T. Rowe Price Small Cap Growth Division

                   Van Eck Worldwide Emerging Markets Division

                     Van Eck Worldwide Hard Assets Division

                           VIP Equity-Income Division

                               VIP Growth Division

                              VIP Mid Cap Division

                              VIP Overseas Division

                Western Asset Management U.S. Government Division

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006




                                         VIP              VIP                                            VAN ECK WORLDWIDE
                                    EQUITY-INCOME        GROWTH        VIP OVERSEAS       VIP MID CAP       HARD ASSETS
                                      DIVISION          DIVISION         DIVISION          DIVISION           DIVISION
                                  ----------------  ---------------  ----------------  ----------------  -----------------


ASSETS:
INVESTMENTS AT FAIR VALUE:
FIDELITY VARIABLE INSURANCE
  PRODUCTS ("FIDELITY FUNDS")
VIP Equity-Income Portfolio
  1,257,033 shares; cost
     $29,229,253................  $     32,934,261  $            --  $             --  $             --   $             --
VIP Growth Portfolio
  969,320 shares; cost
     $34,996,395................                --       34,769,503                --                --                 --
VIP Overseas Portfolio
  639,976 shares; cost
     $10,356,495................                --               --        15,340,214                --                 --
VIP Mid Cap Portfolio
  303,730 shares; cost
     $8,816,943.................                --               --                --        10,560,677                 --
VAN ECK WORLDWIDE INSURANCE
  TRUST ("VAN ECK WORLDWIDE
  FUND")
Van Eck Worldwide Hard Assets
  Portfolio
  118,172 shares; cost
     $2,828,338.................                --               --                --                --          3,865,419
Van Eck Worldwide Emerging
  Markets Portfolio
  164,302 shares; cost
     $3,032,167.................                --               --                --                --                 --
RUSSELL INVESTMENT FUNDS
  ("RUSSELL FUNDS")
Russell Multi-Style Equity
  Portfolio
  396,721 shares; cost
     $4,850,122.................                --               --                --                --                 --
Russell Core Bond Portfolio
  202,251 shares; cost
     $2,098,571.................                --               --                --                --                 --
Russell Aggressive Equity
  Portfolio
  202,192 shares; cost
     $2,611,641.................                --               --                --                --                 --
Russell Non-US Portfolio
  178,266 shares; cost
     $1,785,409.................
J.P. MORGAN SERIES TRUST II
  ("J.P. MORGAN FUND")
J.P. Morgan Bond Portfolio
  308,382 shares; cost
     $3,696,278.................                --               --                --                --                 --
J.P. Morgan Small Company
  Portfolio
  392,597 shares; cost
     $6,138,773.................                --               --                --                --                 --
METROPOLITAN SERIES FUND, INC.
  ("METROPOLITAN FUND")
FI Mid Cap Opportunities
  Portfolio
  184,695 shares; cost
     $2,795,523.................                --               --                --                --                 --
T. Rowe Price Small Cap Growth
  Portfolio
  401,771 shares; cost
     $5,329,842.................                --               --                --                --                 --
T. Rowe Price Large Cap Growth
  Portfolio
  245,422 shares; cost
     $3,111,269.................                --               --                --                --                 --
Neuberger Berman Mid Cap Value
  Portfolio
  162,061 shares; cost
     $3,179,079.................                --               --                --                --                 --
FI International Stock Portfolio
  282,473 shares; cost
     $3,588,315.................                --               --                --                --                 --
Morgan Stanley EAFE Index
  Portfolio
  619,482 shares; cost
     $6,575,286.................                --               --                --                --                 --
MetLife Stock Index Portfolio
  2,331,106 shares; cost
     $60,841,805................                --               --                --                --                 --
MetLife Mid Cap Stock Index
  Portfolio
  61,733 shares; cost $840,659..                --               --                --                --                 --
BlackRock Large Cap Value
  Portfolio
  680,892 shares; cost
     $7,084,509.................                --               --                --                --                 --
BlackRock Diversified Portfolio
  575,604 shares; cost
     $8,125,272.................                --               --                --                --                 --
Lehman Brothers Aggregate Bond
  Index Portfolio
  1,222,142 shares; cost
     $13,114,895................                --               --                --                --                 --
BlackRock Strategic Value
  Portfolio
  734,700 shares; cost
     $11,652,799................
                                  ----------------  ---------------  ----------------  ----------------   ----------------
Total Investments...............        32,934,261       34,769,503        15,340,214        10,560,677          3,865,419
Due from General American Life
  Insurance Company.............                --               --                --               644                 --
                                  ----------------  ---------------  ----------------  ----------------   ----------------
Total Assets....................        32,934,261       34,769,503        15,340,214        10,561,321          3,865,419
LIABILITIES:
Due to General American Life
  Insurance Company.............          (268,313)          (9,493)           (1,714)               --            (77,611)
                                  ----------------  ---------------  ----------------  ----------------   ----------------
NET ASSETS......................  $     32,665,948  $    34,760,010  $     15,338,500  $     10,561,321   $      3,787,808
                                  ================  ===============  ================  ================   ================
Units Outstanding...............         1,343,580        1,750,107           671,833           471,636            114,594
Unit Fair Values................  $15.16 to $39.39  $9.60 to $30.45  $14.52 to $30.02  $21.91 to $23.25   $28.77 to $39.04

                                  VAN ECK WORLDWIDE        RUSSELL            RUSSELL
                                   EMERGING MARKETS  MULTI-STYLE EQUITY      CORE BOND
                                       DIVISION           DIVISION           DIVISION
                                  -----------------  ------------------  ----------------


ASSETS:
INVESTMENTS AT FAIR VALUE:
FIDELITY VARIABLE INSURANCE
  PRODUCTS ("FIDELITY FUNDS")
VIP Equity-Income Portfolio
  1,257,033 shares; cost
     $29,229,253................   $             --   $             --   $             --
VIP Growth Portfolio
  969,320 shares; cost
     $34,996,395................                 --                 --                 --
VIP Overseas Portfolio
  639,976 shares; cost
     $10,356,495................                 --                 --                 --
VIP Mid Cap Portfolio
  303,730 shares; cost
     $8,816,943.................                 --                 --                 --
VAN ECK WORLDWIDE INSURANCE
  TRUST ("VAN ECK WORLDWIDE
  FUND")
Van Eck Worldwide Hard Assets
  Portfolio
  118,172 shares; cost
     $2,828,338.................                 --                 --                 --
Van Eck Worldwide Emerging
  Markets Portfolio
  164,302 shares; cost
     $3,032,167.................          4,104,266                 --                 --
RUSSELL INVESTMENT FUNDS
  ("RUSSELL FUNDS")
Russell Multi-Style Equity
  Portfolio
  396,721 shares; cost
     $4,850,122.................                 --          5,923,045                 --
Russell Core Bond Portfolio
  202,251 shares; cost
     $2,098,571.................                 --                 --          2,050,826
Russell Aggressive Equity
  Portfolio
  202,192 shares; cost
     $2,611,641.................                 --                 --                 --
Russell Non-US Portfolio
  178,266 shares; cost
     $1,785,409.................
J.P. MORGAN SERIES TRUST II
  ("J.P. MORGAN FUND")
J.P. Morgan Bond Portfolio
  308,382 shares; cost
     $3,696,278.................                 --                 --                 --
J.P. Morgan Small Company
  Portfolio
  392,597 shares; cost
     $6,138,773.................                 --                 --                 --
METROPOLITAN SERIES FUND, INC.
  ("METROPOLITAN FUND")
FI Mid Cap Opportunities
  Portfolio
  184,695 shares; cost
     $2,795,523.................                 --                 --                 --
T. Rowe Price Small Cap Growth
  Portfolio
  401,771 shares; cost
     $5,329,842.................                 --                 --                 --
T. Rowe Price Large Cap Growth
  Portfolio
  245,422 shares; cost
     $3,111,269.................                 --                 --                 --
Neuberger Berman Mid Cap Value
  Portfolio
  162,061 shares; cost
     $3,179,079.................                 --                 --                 --
FI International Stock Portfolio
  282,473 shares; cost
     $3,588,315.................                 --                 --                 --
Morgan Stanley EAFE Index
  Portfolio
  619,482 shares; cost
     $6,575,286.................                 --                 --                 --
MetLife Stock Index Portfolio
  2,331,106 shares; cost
     $60,841,805................                 --                 --                 --
MetLife Mid Cap Stock Index
  Portfolio
  61,733 shares; cost $840,659..                 --                 --                 --
BlackRock Large Cap Value
  Portfolio
  680,892 shares; cost
     $7,084,509.................                 --                 --                 --
BlackRock Diversified Portfolio
  575,604 shares; cost
     $8,125,272.................                 --                 --                 --
Lehman Brothers Aggregate Bond
  Index Portfolio
  1,222,142 shares; cost
     $13,114,895................                 --                 --                 --
BlackRock Strategic Value
  Portfolio
  734,700 shares; cost
     $11,652,799................
                                   ----------------   ----------------   ----------------
Total Investments...............          4,104,266          5,923,045          2,050,826
Due from General American Life
  Insurance Company.............                 --                 --                 --
                                   ----------------   ----------------   ----------------
Total Assets....................          4,104,266          5,923,045          2,050,826
LIABILITIES:
Due to General American Life
  Insurance Company.............               (317)            (1,029)                --
                                   ----------------   ----------------   ----------------
NET ASSETS......................   $      4,103,949   $      5,922,016   $      2,050,826
                                   ================   ================   ================
Units Outstanding...............            114,425            374,311            130,542
Unit Fair Values................   $29.58 to $46.52   $11.83 to $18.25   $14.58 to $16.85



   The accompanying notes are an integral part of these financial statements.

           RUSSELL
         AGGRESSIVE            RUSSELL           J.P. MORGAN      J.P. MORGAN SMALL       FI MID CAP        T. ROWE PRICE
           EQUITY              NON-US               BOND               COMPANY          OPPORTUNITIES     SMALL CAP GROWTH
          DIVISION            DIVISION            DIVISION             DIVISION            DIVISION           DIVISION
      ----------------    ----------------    ----------------    -----------------    ---------------    ----------------






      $             --    $             --    $             --     $             --    $            --    $             --

                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --


                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --


                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --

             2,921,676                  --                  --                   --                 --                  --

                                 2,675,778                  --                   --                 --                  --


                    --                  --           3,654,330                   --                 --                  --

                    --                  --                  --            6,996,079                 --                  --


                    --                  --                  --                   --          3,608,948                  --

                    --                  --                  --                   --                 --           6,315,836

                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --

                    --                  --                  --                   --                 --                  --


      ----------------    ----------------    ----------------     ----------------    ---------------    ----------------
             2,921,676           2,675,778           3,654,330            6,996,079          3,608,948           6,315,836
                    --                  --                  --                   --                 --                  --
      ----------------    ----------------    ----------------     ----------------    ---------------    ----------------
             2,921,676           2,675,778           3,654,330            6,996,079          3,608,948           6,315,836

                  (449)               (168)               (112)              (3,458)              (631)               (326)
      ----------------    ----------------    ----------------     ----------------    ---------------    ----------------
      $      2,921,227    $      2,675,610    $      3,654,218     $      6,992,621    $     3,608,317    $      6,315,510
      ================    ================    ================     ================    ===============    ================
               147,167             143,290             259,967              349,728            582,298             607,155
      $14.34 to $22.05    $16.15 to $19.01    $13.53 to $14.86     $17.67 to $21.18    $5.94 to $15.45    $10.07 to $14.02

        T. ROWE PRICE     NEUBERGER BERMAN             FI             MORGAN STANLEY
      LARGE CAP GROWTH      MID CAP VALUE     INTERNATIONAL STOCK       EAFE INDEX
          DIVISION            DIVISION              DIVISION             DIVISION
      ----------------    ----------------    -------------------    ----------------






      $             --    $             --      $             --     $             --

                    --                  --                    --                   --

                    --                  --                    --                   --

                    --                  --                    --                   --


                    --                  --                    --                   --

                    --                  --                    --                   --


                    --                  --                    --                   --

                    --                  --                    --                   --

                    --                  --                    --                   --

                    --                  --                    --                   --


                    --                  --                    --                   --

                    --                  --                    --                   --


                    --                  --                    --                   --

                    --                  --                    --                   --

             3,747,598                  --                    --                   --

                    --           3,447,043                    --                   --

                    --                  --             4,375,502                   --

                    --                  --                    --            9,911,715

                    --                  --                    --                   --

                    --                  --                    --                   --

                    --                  --                    --                   --

                    --                  --                    --                   --

                    --                  --                    --                   --


      ----------------    ----------------      ----------------     ----------------
             3,747,598           3,447,043             4,375,502            9,911,715
                 1,994                 511                    --                3,678
      ----------------    ----------------      ----------------     ----------------
             3,749,592           3,447,554             4,375,502            9,915,393

                    --                  --                  (777)                  --
      ----------------    ----------------      ----------------     ----------------
      $      3,749,592    $      3,447,554      $      4,374,725     $      9,915,393
      ================    ================      ================     ================
               326,614             196,697               262,114              451,194
      $10.76 to $14.36    $17.30 to $17.95      $16.43 to $17.14     $16.20 to $30.16

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                              METLIFE       METLIFE MID CAP      BLACKROCK         BLACKROCK
                                            STOCK INDEX       STOCK INDEX     LARGE CAP VALUE     DIVERSIFIED
                                             DIVISION          DIVISION          DIVISION          DIVISION
                                         ----------------  ----------------  ----------------  ----------------


ASSETS:
INVESTMENTS AT FAIR VALUE:
FIDELITY FUND -- (CONTINUED)
VIP Equity-Income Portfolio
  1,257,033 shares; cost $29,229,253...  $             --  $             --  $             --  $             --
VIP Growth Portfolio
  969,320 shares; cost $34,996,395.....                --                --                --                --
VIP Overseas Portfolio
  639,976 shares; cost $10,356,495.....                --                --                --                --
VIP Mid Cap Portfolio
  303,730 shares; cost $8,816,943......                --                --                --                --
VAN ECK WORLDWIDE INSURANCE TRUST ("VAN
  ECK WORLDWIDE FUND")
Van Eck Worldwide Hard Assets Portfolio
  118,172 shares; cost $2,828,338......                --                --                --                --
Van Eck Worldwide Emerging Markets
  Portfolio
  164,302 shares; cost $3,032,167......                --                --                --                --
RUSSELL INVESTMENT FUNDS ("RUSSELL
  FUNDS")
Russell Multi-Style Equity Portfolio
  396,721 shares; cost $4,850,122......                --                --                --                --
Russell Core Bond Portfolio
  202,251 shares; cost $2,098,571......                --                --                --                --
Russell Aggressive Equity Portfolio
  202,192 shares; cost $2,611,641......                --                --                --                --
Russell Non-US Portfolio
  178,266 shares; cost $1,785,409......                --                --                --                --
J.P. MORGAN SERIES TRUST II ("J.P.
  MORGAN FUND")
J.P. Morgan Bond Portfolio
  308,382 shares; cost $3,696,278......                --                --                --                --
J.P. Morgan Small Company Portfolio
  392,597 shares; cost $6,138,773......                --                --                --                --
METROPOLITAN SERIES FUND, INC.
  ("METROPOLITAN FUND")
FI Mid Cap Opportunities Portfolio
  184,695 shares; cost $2,795,523......                --                --                --                --
T. Rowe Price Small Cap Growth
  Portfolio
  401,771 shares; cost $5,329,842......                --                --                --                --
T. Rowe Price Large Cap Growth
  Portfolio
  245,422 shares; cost $3,111,269......                --                --                --                --
Neuberger Berman Mid Cap Value
  Portfolio
  162,061 shares; cost $3,179,079......                --                --                --                --
FI International Stock Portfolio
  282,473 shares; cost $3,588,315......                --                --                --                --
Morgan Stanley EAFE Index Portfolio
  619,482 shares; cost $6,575,286......                --                --                --                --
MetLife Stock Index Portfolio
  2,331,106 shares; cost $60,841,805...        84,525,908                --                --                --
MetLife Mid Cap Stock Index Portfolio
  61,733 shares; cost $840,659.........                --           903,783                --                --
BlackRock Large Cap Value Portfolio
  680,892 shares; cost $7,084,509......                --                --         9,403,122                --
BlackRock Diversified Portfolio
  575,604 shares; cost $8,125,272......                --                --                --        10,136,076
Lehman Brothers Aggregate Bond Index
  Portfolio
  1,222,142 shares; cost $13,114,895...                --                --                --                --
BlackRock Strategic Value Portfolio
  734,700 shares; cost $11,652,799.....
                                         ----------------  ----------------  ----------------  ----------------
Total Investments......................        84,525,908           903,783         9,403,122        10,136,076
Due from General American Life
  Insurance Company....................                --           148,741                --                --
                                         ----------------  ----------------  ----------------  ----------------
Total Assets...........................        84,525,908         1,052,524         9,403,122        10,136,076
LIABILITIES:
Due to General American Life Insurance
  Company..............................           (25,046)               --           (48,450)           (5,314)
                                         ----------------  ----------------  ----------------  ----------------
NET ASSETS.............................  $     84,500,862  $      1,052,524  $      9,354,672  $     10,130,762
                                         ================  ================  ================  ================
Units Outstanding......................         4,165,289            59,555           316,215           465,064
Unit Fair Values.......................  $12.28 to $54.97  $15.65 to $18.90  $15.19 to $53.16  $13.38 to $47.62

                                            LEHMAN BROTHERS        BLACKROCK
                                         AGGREGATE BOND INDEX   STRATEGIC VALUE
                                               DIVISION            DIVISION
                                         --------------------  ----------------


ASSETS:
INVESTMENTS AT FAIR VALUE:
FIDELITY FUND -- (CONTINUED)
VIP Equity-Income Portfolio
  1,257,033 shares; cost $29,229,253...    $             --    $             --
VIP Growth Portfolio
  969,320 shares; cost $34,996,395.....                  --                  --
VIP Overseas Portfolio
  639,976 shares; cost $10,356,495.....                  --                  --
VIP Mid Cap Portfolio
  303,730 shares; cost $8,816,943......                  --                  --
VAN ECK WORLDWIDE INSURANCE TRUST ("VAN
  ECK WORLDWIDE FUND")
Van Eck Worldwide Hard Assets Portfolio
  118,172 shares; cost $2,828,338......                  --                  --
Van Eck Worldwide Emerging Markets
  Portfolio
  164,302 shares; cost $3,032,167......                  --                  --
RUSSELL INVESTMENT FUNDS ("RUSSELL
  FUNDS")
Russell Multi-Style Equity Portfolio
  396,721 shares; cost $4,850,122......                  --                  --
Russell Core Bond Portfolio
  202,251 shares; cost $2,098,571......                  --                  --
Russell Aggressive Equity Portfolio
  202,192 shares; cost $2,611,641......                  --                  --
Russell Non-US Portfolio
  178,266 shares; cost $1,785,409......                  --                  --
J.P. MORGAN SERIES TRUST II ("J.P.
  MORGAN FUND")
J.P. Morgan Bond Portfolio
  308,382 shares; cost $3,696,278......                  --                  --
J.P. Morgan Small Company Portfolio
  392,597 shares; cost $6,138,773......                  --                  --
METROPOLITAN SERIES FUND, INC.
  ("METROPOLITAN FUND")
FI Mid Cap Opportunities Portfolio
  184,695 shares; cost $2,795,523......                  --                  --
T. Rowe Price Small Cap Growth
  Portfolio
  401,771 shares; cost $5,329,842......                  --                  --
T. Rowe Price Large Cap Growth
  Portfolio
  245,422 shares; cost $3,111,269......                  --                  --
Neuberger Berman Mid Cap Value
  Portfolio
  162,061 shares; cost $3,179,079......                  --                  --
FI International Stock Portfolio
  282,473 shares; cost $3,588,315......                  --                  --
Morgan Stanley EAFE Index Portfolio
  619,482 shares; cost $6,575,286......                  --                  --
MetLife Stock Index Portfolio
  2,331,106 shares; cost $60,841,805...                  --                  --
MetLife Mid Cap Stock Index Portfolio
  61,733 shares; cost $840,659.........                  --                  --
BlackRock Large Cap Value Portfolio
  680,892 shares; cost $7,084,509......                  --                  --
BlackRock Diversified Portfolio
  575,604 shares; cost $8,125,272......                  --                  --
Lehman Brothers Aggregate Bond Index
  Portfolio
  1,222,142 shares; cost $13,114,895...          13,150,253                  --
BlackRock Strategic Value Portfolio
  734,700 shares; cost $11,652,799.....                              13,033,579
                                           ----------------    ----------------
Total Investments......................          13,150,253          13,033,579
Due from General American Life
  Insurance Company....................                  --               1,828
                                           ----------------    ----------------
Total Assets...........................          13,150,253          13,035,407
LIABILITIES:
Due to General American Life Insurance
  Company..............................              (1,460)                 --
                                           ----------------    ----------------
NET ASSETS.............................    $     13,148,793    $     13,035,407
                                           ================    ================
Units Outstanding......................             728,785             584,701
Unit Fair Values.......................    $12.39 to $31.93    $15.37 to $23.31



   The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                       RUSSELL       HARRIS OAKMARK   BLACKROCK LEGACY   HARRIS OAKMARK         DAVIS
                                     2000 INDEX      LARGE CAP VALUE  LARGE CAP GROWTH    FOCUSED VALUE     VENTURE VALUE
                                      DIVISION          DIVISION          DIVISION          DIVISION          DIVISION
                                  ----------------  ----------------  ----------------  ----------------  ----------------


ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Russell 2000 Index Portfolio
  287,571 shares; cost
     $3,770,379.................  $      4,509,110  $             --   $            --  $             --  $             --
Harris Oakmark Large Cap Value
  Portfolio
  289,180 shares; cost
     $3,741,892.................                --         4,436,019                --                --                --
BlackRock Legacy Large Cap
  Growth Portfolio
  115,782 shares; cost
     $2,142,777.................                --                --         2,613,196                --                --
Harris Oakmark Focused Value
  Portfolio
  25,726 shares; cost
     $6,160,702.................                --                --                --         6,926,589                --
Davis Venture Value Portfolio
  263,026 shares; cost
     $8,154,715.................                --                --                --                --         9,237,521
BlackRock Money Market Portfolio
  170,187 shares; cost
     $17,018,752................                --                --                --                --                --
BlackRock Bond Income Portfolio
  22,558 shares; cost
     $2,443,720.................                --                --                --                --                --
BlackRock Aggressive Growth
  Portfolio
  217,765 shares; cost
     $4,251,509.................                --                --                --                --                --
MFS Total Return Portfolio
  31,206 shares; cost
     $4,332,842.................                --                --                --                --                --
Western Asset Management U.S.
  Government Portfolio
  16,547 shares; cost $201,219..                --                --                --                --                --
MetLife Conservative Allocation
  Portfolio
  929 shares; cost $9,633.......                --                --                --                --                --
MetLife Conservative to Moderate
  Allocation Portfolio
  44 shares; cost $477..........                --                --                --                --                --
MetLife Moderate Allocation
  Portfolio
  15,859 shares; cost $170,450..                --                --                --                --                --
MetLife Moderate to Aggressive
  Allocation Portfolio
  26,199 shares; cost $292,954..                --                --                --                --                --
MetLife Aggressive Allocation
  Portfolio
  4,032 shares; cost $46,325....                --                --                --                --                --
MET INVESTORS SERIES TRUST ("MET
  INVESTORS FUND")
Legg Mason Aggressive Growth
  Portfolio
  102,207 shares; cost
     $868,216...................                --                --                --                --                --
RCM Global Technology Portfolio
  61,045 shares; cost $293,792..                --                --                --                --                --
PIMCO Total Return Portfolio
  887,640 shares; cost
     $10,267,189................                --                --                --                --                --
T. Rowe Price Mid-Cap Growth
  Portfolio
  343,917 shares; cost
     $2,990,852.................                --                --                --                --                --
Met/AIM Small Cap Growth
  Portfolio
  80,602 shares; cost
     $1,027,511.................                --                --                --                --                --
Lazard Mid-Cap Portfolio
  64,133 shares; cost $865,433..                --                --                --                --                --
Harris Oakmark International
  Portfolio
  567,569 shares; cost
     $9,062,336.................                --                --                --                --                --
Lord Abbett Growth and Income
  Portfolio
  91,253 shares; cost
     $2,327,766.................                --                --                --                --                --
Lord Abbett Mid-Cap Value
  Portfolio
  142,319 shares; cost
     $2,848,879.................                --                --                --                --                --
MFS Research International
  Portfolio
  223,399 shares; cost
     $2,556,757.................                --                --                --                --                --
Neuberger Berman Real Estate
  Portfolio
  147,737 shares; cost
     $2,163,617.................                --                --                --                --                --
Lord Abbett Bond Debenture
  Portfolio
  880,402 shares; cost
     $10,707,669................                --                --                --                --                --
Oppenheimer Capital Appreciation
  Portfolio
  171 shares; cost $1,559.......                --                --                --                --                --
AMERICAN FUNDS INSURANCE SERIES
  ("AMERICAN FUND")
American Funds Growth Portfolio
  473,311 shares; cost
     $24,914,785................                --                --                --                --                --
American Funds Growth-Income
  Portfolio
  432,638 shares; cost
     $15,498,784................                --                --                --                --                --
American Funds Global Small
  Capitalization Portfolio
  261,203 shares; cost
     $4,787,464.................                --                --                --                --                --
                                  ----------------  ----------------   ---------------  ----------------  ----------------
Total Investments...............         4,509,110         4,436,019         2,613,196         6,926,589         9,237,521
Due from General American Life
  Insurance Company.............                --           147,849                --             3,682                --
                                  ----------------  ----------------   ---------------  ----------------  ----------------
Total Assets....................         4,509,110         4,583,868         2,613,196         6,930,271         9,237,521
LIABILITIES:
Due to General American Life
  Insurance Company.............            (1,520)               --              (441)               --              (555)
                                  ----------------  ----------------   ---------------  ----------------  ----------------
NET ASSETS......................  $      4,507,590  $      4,583,868   $     2,612,755  $      6,930,271  $      9,236,966
                                  ================  ================   ===============  ================  ================
Units Outstanding...............           286,087           345,027           327,528           388,813           596,300
Unit Fair Values................  $15.41 to $16.60  $13.08 to $13.64   $7.47 to $12.30  $15.76 to $18.69  $15.28 to $15.94

                                      BLACKROCK         BLACKROCK         BLACKROCK
                                    MONEY MARKET       BOND INCOME    AGGRESSIVE GROWTH
                                      DIVISION          DIVISION           DIVISION
                                  ----------------  ----------------  -----------------


ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Russell 2000 Index Portfolio
  287,571 shares; cost
     $3,770,379.................  $             --  $             --   $             --
Harris Oakmark Large Cap Value
  Portfolio
  289,180 shares; cost
     $3,741,892.................                --                --                 --
BlackRock Legacy Large Cap
  Growth Portfolio
  115,782 shares; cost
     $2,142,777.................                --                --                 --
Harris Oakmark Focused Value
  Portfolio
  25,726 shares; cost
     $6,160,702.................                --                --                 --
Davis Venture Value Portfolio
  263,026 shares; cost
     $8,154,715.................                --                --                 --
BlackRock Money Market Portfolio
  170,187 shares; cost
     $17,018,752................        17,018,752                --                 --
BlackRock Bond Income Portfolio
  22,558 shares; cost
     $2,443,720.................                --         2,450,078                 --
BlackRock Aggressive Growth
  Portfolio
  217,765 shares; cost
     $4,251,509.................                --                --          5,217,656
MFS Total Return Portfolio
  31,206 shares; cost
     $4,332,842.................                --                --                 --
Western Asset Management U.S.
  Government Portfolio
  16,547 shares; cost $201,219..                --                --                 --
MetLife Conservative Allocation
  Portfolio
  929 shares; cost $9,633.......                --                --                 --
MetLife Conservative to Moderate
  Allocation Portfolio
  44 shares; cost $477..........                --                --                 --
MetLife Moderate Allocation
  Portfolio
  15,859 shares; cost $170,450..                --                --                 --
MetLife Moderate to Aggressive
  Allocation Portfolio
  26,199 shares; cost $292,954..                --                --                 --
MetLife Aggressive Allocation
  Portfolio
  4,032 shares; cost $46,325....                --                --                 --
MET INVESTORS SERIES TRUST ("MET
  INVESTORS FUND")
Legg Mason Aggressive Growth
  Portfolio
  102,207 shares; cost
     $868,216...................                --                --                 --
RCM Global Technology Portfolio
  61,045 shares; cost $293,792..                --                --                 --
PIMCO Total Return Portfolio
  887,640 shares; cost
     $10,267,189................                --                --                 --
T. Rowe Price Mid-Cap Growth
  Portfolio
  343,917 shares; cost
     $2,990,852.................                --                --                 --
Met/AIM Small Cap Growth
  Portfolio
  80,602 shares; cost
     $1,027,511.................                --                --                 --
Lazard Mid-Cap Portfolio
  64,133 shares; cost $865,433..                --                --                 --
Harris Oakmark International
  Portfolio
  567,569 shares; cost
     $9,062,336.................                --                --                 --
Lord Abbett Growth and Income
  Portfolio
  91,253 shares; cost
     $2,327,766.................                --                --                 --
Lord Abbett Mid-Cap Value
  Portfolio
  142,319 shares; cost
     $2,848,879.................                --                --                 --
MFS Research International
  Portfolio
  223,399 shares; cost
     $2,556,757.................                --                --                 --
Neuberger Berman Real Estate
  Portfolio
  147,737 shares; cost
     $2,163,617.................                --                --                 --
Lord Abbett Bond Debenture
  Portfolio
  880,402 shares; cost
     $10,707,669................                --                --                 --
Oppenheimer Capital Appreciation
  Portfolio
  171 shares; cost $1,559.......                --                --                 --
AMERICAN FUNDS INSURANCE SERIES
  ("AMERICAN FUND")
American Funds Growth Portfolio
  473,311 shares; cost
     $24,914,785................                --                --                 --
American Funds Growth-Income
  Portfolio
  432,638 shares; cost
     $15,498,784................                --                --                 --
American Funds Global Small
  Capitalization Portfolio
  261,203 shares; cost
     $4,787,464.................                --                --                 --
                                  ----------------  ----------------   ----------------
Total Investments...............        17,018,752         2,450,078          5,217,656
Due from General American Life
  Insurance Company.............                --                --              1,511
                                  ----------------  ----------------   ----------------
Total Assets....................        17,018,752         2,450,078          5,219,167
LIABILITIES:
Due to General American Life
  Insurance Company.............            (5,395)             (178)                --
                                  ----------------  ----------------   ----------------
NET ASSETS......................  $     17,013,357  $      2,449,900   $      5,219,167
                                  ================  ================   ================
Units Outstanding...............         1,288,704           199,342            342,898
Unit Fair Values................  $11.07 to $21.34  $12.08 to $12.59   $10.90 to $19.36



   The accompanying notes are an integral part of these financial statements.

             MFS                WESTERN ASSET         METLIFE CONSERVATIVE    METLIFE CONSERVATIVE TO    METLIFE MODERATE
        TOTAL RETURN      MANAGEMENT US GOVERNMENT         ALLOCATION           MODERATE ALLOCATION         ALLOCATION
          DIVISION                DIVISION                  DIVISION                  DIVISION               DIVISION
      ----------------    ------------------------    --------------------    -----------------------    ----------------






      $             --       $               --              $    --                  $    --                $     --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

             4,881,845                       --                   --                       --                      --

                    --                  203,534                   --                       --                      --

                    --                       --                9,832                       --                      --

                    --                       --                   --                      482                      --

                    --                       --                   --                       --                 182,695

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --


                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --


                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --

                    --                       --                   --                       --                      --
      ----------------       ------------------              -------                  -------                --------
             4,881,845                  203,534                9,832                      482                 182,695
                    --                       --                   --                       --                      --
      ----------------       ------------------              -------                  -------                --------
             4,881,845                  203,534                9,832                      482                 182,695

                  (547)                     (38)                  --                       (8)                    (27)
      ----------------       ------------------              -------                  -------                --------
      $      4,881,298       $          203,496              $ 9,832                  $   474                $182,668
      ================       ==================              =======                  =======                ========
               282,839                    1,102                   88                        4                   1,499
      $14.21 to $22.22       $177.00 to $197.39              $111.68                  $116.82                $ 121.90

       METLIFE MODERATE TO     METLIFE AGGRESSIVE        LEGG MASON          RCM GLOBAL         PIMCO TOTAL
      AGGRESSIVE ALLOCATION        ALLOCATION        AGGRESSIVE GROWTH       TECHNOLOGY           RETURN
             DIVISION               DIVISION              DIVISION            DIVISION           DIVISION
      ---------------------    ------------------    -----------------    ---------------    ----------------






             $     --                $    --          $            --     $            --    $             --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

              313,861                     --                       --                  --                  --

                   --                 49,554                       --                  --                  --


                   --                     --                  826,860                  --                  --

                   --                     --                       --             329,032                  --

                   --                     --                       --                  --          10,483,034

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --


                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --

                   --                     --                       --                  --                  --
             --------                -------          ---------------     ---------------    ----------------
              313,861                 49,554                  826,860             329,032          10,483,034
                   --                     --                       --                  --                  --
             --------                -------          ---------------     ---------------    ----------------
              313,861                 49,554                  826,860             329,032          10,483,034

                  (35)                    --                       --              (2,158)             (1,106)
             --------                -------          ---------------     ---------------    ----------------
             $313,826                $49,554          $       826,860     $       326,874    $     10,481,928
             ========                =======          ===============     ===============    ================
                2,469                    379                   96,700              45,217             844,496
             $ 127.08                $130.83          $8.17 to $12.15     $6.40 to $11.08    $12.14 to $12.66

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                            T. ROWE PRICE        MET/AIM           LAZARD        HARRIS OAKMARK      LORD ABBETT
                                           MID-CAP GROWTH   SMALL CAP GROWTH       MID-CAP        INTERNATIONAL   GROWTH AND INCOME
                                              DIVISION          DIVISION          DIVISION          DIVISION           DIVISION
                                          ----------------  ----------------  ----------------  ----------------  -----------------


ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Russell 2000 Index Portfolio
  287,571 shares; cost $3,770,379.......  $             --  $             --  $             --  $             --   $             --
Harris Oakmark Large Cap Value Portfolio
  289,180 shares; cost $3,741,892.......                --                --                --                --                 --
BlackRock Legacy Large Cap Growth
  Portfolio
  115,782 shares; cost $2,142,777.......                --                --                --                --                 --
Harris Oakmark Focused Value Portfolio
  25,726 shares; cost $6,160,702........                --                --                --                --                 --
Davis Venture Value Portfolio
  263,026 shares; cost $8,154,715.......                --                --                --                --                 --
BlackRock Money Market Portfolio
  170,187 shares; cost $17,018,752......                --                --                --                --                 --
BlackRock Bond Income Portfolio
  22,558 shares; cost $2,443,720........                --                --                --                --                 --
BlackRock Aggressive Growth Portfolio
  217,765 shares; cost $4,251,509.......                --                --                --                --                 --
MFS Total Return Portfolio
  31,206 shares; cost $4,332,842........                --                --                --                --                 --
Western Asset Management U.S. Government
  Portfolio
  16,547 shares; cost $201,219
MetLife Conservative Allocation
  Portfolio.............................                --                --                --                --                 --
  929 shares; cost $9,633
MetLife Conservative to Moderate
  Allocation Portfolio..................                --                --                --                --                 --
  44 shares; cost $477
MetLife Moderate Allocation Portfolio...                --                --                --                --                 --
  15,859 shares; cost $170,450
MetLife Moderate to Aggressive
  Allocation Portfolio
  26,199 shares; cost $292,954..........                --                --                --                --                 --
MetLife Aggressive Allocation Portfolio
  4,032 shares; cost $46,325............                --                --                --                --                 --
MET INVESTORS SERIES TRUST ("MET
  INVESTORS FUND")
Legg Mason Aggressive Growth Portfolio
  102,207 shares; cost $868,216.........                --                --                --                --                 --
RCM Global Technology Portfolio
  61,045 shares; cost $293,792..........                --                --                --                --                 --
PIMCO Total Return Portfolio
  887,640 shares; cost $10,267,189......                --                --                --                --                 --
T. Rowe Price Mid-Cap Growth Portfolio
  343,917 shares; cost $2,990,852.......         3,012,712                --                --                --                 --
Met/AIM Small Cap Growth Portfolio
  80,602 shares; cost $1,027,511........                --         1,090,548                --                --                 --
Lazard Mid-Cap Portfolio
  64,133 shares; cost $865,433..........                --                --           881,187                --                 --
Harris Oakmark International Portfolio
  567,569 shares; cost $9,062,336.......                --                --                --        10,800,839                 --
Lord Abbett Growth and Income Portfolio
  91,253 shares; cost $2,327,766........                --                --                --                --          2,679,195
Lord Abbett Mid-Cap Value Portfolio
  142,319 shares; cost $2,848,879.......                --                --                --                --                 --
MFS Research International Portfolio
  223,399 shares; cost $2,556,757.......                --                --                --                --                 --
Neuberger Berman Real Estate Portfolio
  147,737 shares; cost $2,163,617.......                --                --                --                --                 --
Lord Abbett Bond Debenture Portfolio
  880,402 shares; cost $10,707,669......                --                --                --                --                 --
Oppenheimer Capital Appreciation
  Portfolio
  171 shares; cost $1,559...............                --                --                --                --                 --
AMERICAN FUNDS INSURANCE SERIES
  ("AMERICAN FUND")
American Funds Growth Portfolio
  473,311 shares; cost $24,914,785......                --                --                --                --                 --
American Funds Growth-Income Portfolio
  432,638 shares; cost $15,498,784......                --                --                --                --                 --
American Funds Global Small
  Capitalization Portfolio
  261,203 shares; cost $4,787,464.......                --                --                --                --                 --
                                          ----------------  ----------------  ----------------  ----------------   ----------------
Total Investments.......................         3,012,712         1,090,548           881,187        10,800,839          2,679,195
Due from General American Life Insurance
  Company...............................                --            95,648                --                --                 --
                                          ----------------  ----------------  ----------------  ----------------   ----------------
Total Assets............................         3,012,712         1,186,196           881,187        10,800,839          2,679,195
LIABILITIES:
Due to General American Life Insurance
  Company...............................           (94,843)               --                --            (2,174)              (851)
                                          ----------------  ----------------  ----------------  ----------------   ----------------
NET ASSETS..............................  $      2,917,869  $      1,186,196  $        881,187  $     10,798,665   $      2,678,344
                                          ================  ================  ================  ================   ================
Units Outstanding.......................           214,791            86,128            57,984           537,704            171,216
Unit Fair Values........................  $13.23 to $14.48  $13.47 to $14.47  $14.87 to $15.51  $19.71 to $20.55   $12.43 to $16.09

                                             LORD ABBETT
                                            MID-CAP VALUE
                                              DIVISION
                                          ----------------


ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Russell 2000 Index Portfolio
  287,571 shares; cost $3,770,379.......  $             --
Harris Oakmark Large Cap Value Portfolio
  289,180 shares; cost $3,741,892.......                --
BlackRock Legacy Large Cap Growth
  Portfolio
  115,782 shares; cost $2,142,777.......                --
Harris Oakmark Focused Value Portfolio
  25,726 shares; cost $6,160,702........                --
Davis Venture Value Portfolio
  263,026 shares; cost $8,154,715.......                --
BlackRock Money Market Portfolio
  170,187 shares; cost $17,018,752......                --
BlackRock Bond Income Portfolio
  22,558 shares; cost $2,443,720........                --
BlackRock Aggressive Growth Portfolio
  217,765 shares; cost $4,251,509.......                --
MFS Total Return Portfolio
  31,206 shares; cost $4,332,842........                --
Western Asset Management U.S. Government
  Portfolio
  16,547 shares; cost $201,219
MetLife Conservative Allocation
  Portfolio.............................                --
  929 shares; cost $9,633
MetLife Conservative to Moderate
  Allocation Portfolio..................                --
  44 shares; cost $477
MetLife Moderate Allocation Portfolio...                --
  15,859 shares; cost $170,450
MetLife Moderate to Aggressive
  Allocation Portfolio
  26,199 shares; cost $292,954..........                --
MetLife Aggressive Allocation Portfolio
  4,032 shares; cost $46,325............                --
MET INVESTORS SERIES TRUST ("MET
  INVESTORS FUND")
Legg Mason Aggressive Growth Portfolio
  102,207 shares; cost $868,216.........                --
RCM Global Technology Portfolio
  61,045 shares; cost $293,792..........                --
PIMCO Total Return Portfolio
  887,640 shares; cost $10,267,189......                --
T. Rowe Price Mid-Cap Growth Portfolio
  343,917 shares; cost $2,990,852.......                --
Met/AIM Small Cap Growth Portfolio
  80,602 shares; cost $1,027,511........                --
Lazard Mid-Cap Portfolio
  64,133 shares; cost $865,433..........                --
Harris Oakmark International Portfolio
  567,569 shares; cost $9,062,336.......                --
Lord Abbett Growth and Income Portfolio
  91,253 shares; cost $2,327,766........                --
Lord Abbett Mid-Cap Value Portfolio
  142,319 shares; cost $2,848,879.......         3,243,459
MFS Research International Portfolio
  223,399 shares; cost $2,556,757.......                --
Neuberger Berman Real Estate Portfolio
  147,737 shares; cost $2,163,617.......                --
Lord Abbett Bond Debenture Portfolio
  880,402 shares; cost $10,707,669......                --
Oppenheimer Capital Appreciation
  Portfolio
  171 shares; cost $1,559...............                --
AMERICAN FUNDS INSURANCE SERIES
  ("AMERICAN FUND")
American Funds Growth Portfolio
  473,311 shares; cost $24,914,785......                --
American Funds Growth-Income Portfolio
  432,638 shares; cost $15,498,784......                --
American Funds Global Small
  Capitalization Portfolio
  261,203 shares; cost $4,787,464.......                --
                                          ----------------
Total Investments.......................         3,243,459
Due from General American Life Insurance
  Company...............................                --
                                          ----------------
Total Assets............................         3,243,459
LIABILITIES:
Due to General American Life Insurance
  Company...............................              (269)
                                          ----------------
NET ASSETS..............................  $      3,243,190
                                          ================
Units Outstanding.......................           145,153
Unit Fair Values........................  $19.19 to $23.17



   The accompanying notes are an integral part of these financial statements.

        MFS RESEARCH       NEUBERGER BERMAN         LORD ABBETT            OPPENHEIMER         AMERICAN FUNDS      AMERICAN FUNDS
        INTERNATIONAL         REAL ESTATE         BOND DEBENTURE      CAPITAL APPRECIATION         GROWTH           GROWTH-INCOME
          DIVISION             DIVISION              DIVISION               DIVISION              DIVISION            DIVISION
      ----------------    ------------------    ------------------    --------------------    ----------------    ----------------






      $             --    $               --    $               --           $    --          $             --    $             --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --


                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

                    --                    --                    --                --                        --                  --

             3,359,921                    --                    --                --                        --                  --

                    --             2,678,464                    --                --                        --                  --

                    --                    --            11,013,834                --                        --                  --

                    --                    --                  ----             1,590                        --                  --


                    --                    --                    --                --                30,329,778                  --

                    --                    --                    --                --                        --          18,252,998

                    --                    --                    --                --                        --                  --
      ----------------    ------------------    ------------------           -------          ----------------    ----------------
             3,359,921             2,678,464            11,013,834             1,590                30,329,778          18,252,998
                    --                    --                    --                --                        --             129,947
      ----------------    ------------------    ------------------           -------          ----------------    ----------------
             3,359,921             2,678,464            11,013,834             1,590                30,329,778          18,382,945

                  (236)                 (170)                 (568)              (20)                     (413)                 --
      ----------------    ------------------    ------------------           -------          ----------------    ----------------
      $      3,359,685    $        2,678,294    $       11,013,266             1,570          $     30,329,365    $     18,382,945
      ================    ==================    ==================           =======          ================    ================
               203,764                13,311                54,196                16                 1,946,707           1,282,556
      $14.70 to $16.93    $198.46 to $203.25    $198.01 to $217.87           $100.93          $15.30 to $16.01    $14.12 to $14.72

             AMERICAN FUNDS
      GLOBAL SMALL CAPITALIZATION
                DIVISION
      ---------------------------






            $             --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --


                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --

                          --


                          --

                          --

                   6,436,032
            ----------------
                   6,436,032
                       2,925
            ----------------
                   6,438,957

                          --
            ----------------
            $      6,438,957
            ================
                     296,547
            $21.34 to $22.55

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                          VIP EQUITY-INCOME                          VIP GROWTH
                                                              DIVISION                                DIVISION
                                                ------------------------------------   --------------------------------------
                                                   2006         2005         2004         2006          2005          2004
                                                ----------   ----------   ----------   ----------   -----------   -----------


INVESTMENT INCOME (LOSS):
Income:
  Dividends...................................  $  956,881   $  423,145   $  404,834   $  138,074   $   186,475   $   105,252
Expenses:
  Mortality and expense risk charges..........     193,048      192,811      190,556      254,568       263,076       280,224
                                                ----------   ----------   ----------   ----------   -----------   -----------
  Net investment income (loss)................     763,833      230,334      214,278     (116,494)      (76,601)     (174,972)
                                                ----------   ----------   ----------   ----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions...........................     560,741      234,450       78,057     (614,843)   (1,480,056)   (1,493,745)
     Realized gain distributions..............   3,514,567      929,873       96,710           --            --            --
                                                ----------   ----------   ----------   ----------   -----------   -----------
     Net realized gains (losses) on
       investments............................   4,075,308    1,164,323      174,767     (614,843)   (1,480,056)   (1,493,745)
     Change in net unrealized appreciation
       (depreciation) of investments..........     523,074      (29,623)   2,249,963    2,846,486     3,284,202     2,681,460
                                                ----------   ----------   ----------   ----------   -----------   -----------
     Net realized and unrealized gains
       (losses)...............................   4,598,382    1,134,700    2,424,730    2,231,643     1,804,146     1,187,715
                                                ----------   ----------   ----------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................  $5,362,215   $1,365,034   $2,639,008   $2,115,149   $ 1,727,545   $ 1,012,743
                                                ==========   ==========   ==========   ==========   ===========   ===========


                                                            VIP OVERSEAS
                                                              DIVISION
                                                ------------------------------------
                                                   2006         2005         2004
                                                ----------   ----------   ----------


INVESTMENT INCOME (LOSS):
Income:
  Dividends...................................  $  128,686   $   90,155   $  141,281
Expenses:
  Mortality and expense risk charges..........     106,623       95,672       89,831
                                                ----------   ----------   ----------
  Net investment income (loss)................      22,063       (5,517)      51,450
                                                ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions...........................     483,201      (25,251)    (331,435)
     Realized gain distributions..............      89,460       70,556           --
                                                ----------   ----------   ----------
     Net realized gains (losses) on
       investments............................     572,661       45,305     (331,435)
     Change in net unrealized appreciation
       (depreciation) of investments..........   1,768,272    2,258,497    1,879,527
                                                ----------   ----------   ----------
     Net realized and unrealized gains
       (losses)...............................   2,340,933    2,303,802    1,548,092
                                                ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................  $2,362,996   $2,298,285   $1,599,542
                                                ==========   ==========   ==========





   The accompanying notes are an integral part of these financial statements.

                                       VAN ECK WORLDWIDE HARD  VAN ECK WORLDWIDE EMERGING   RUSSELL MULTI-STYLE
                VIP MID CAP                    ASSETS                    MARKETS                   EQUITY
                  DIVISION                    DIVISION                  DIVISION                  DIVISION
      ------------------------------------------------------------------------------------------------------------
          2006      2005      2004     2006     2005     2004     2006     2005    2004    2006    2005     2004
      ------------------------------------------------------------------------------------------------------------




      $    41,202$       --$       --$  2,267$    6,709$  3,504$   20,691$ 15,201$  8,211$ 55,781$ 67,592$  49,033

           61,763    59,226    47,064  19,090    11,782   7,173    16,373  12,344   9,528  38,182  40,721   43,132
      ------------------------------------------------------------------------------------------------------------
          (20,561)  (59,226)  (47,064)(16,823)   (5,073) (3,669)    4,318   2,857  (1,317) 17,599  26,871    5,901
      ------------------------------------------------------------------------------------------------------------

        1,887,409 1,238,239   402,711 661,374   188,581 158,302   448,281 278,686 237,059  38,676 (45,726)(218,812)
        1,395,085   172,432        -- 192,896        --      --   325,769      --      --      --      --       --
      ------------------------------------------------------------------------------------------------------------
        3,282,494 1,410,671   402,711 854,270   188,581 158,302   774,050 278,686 237,059  38,676 (45,726)(218,812)
       (1,935,188)  473,913 1,723,369 (44,919)  844,433  71,056   323,029 365,666  72,293 605,899 409,281  749,900
      ------------------------------------------------------------------------------------------------------------
        1,347,306 1,884,584 2,126,080 809,351 1,033,014 229,358 1,097,079 644,352 309,352 644,575 363,555  531,088
      ------------------------------------------------------------------------------------------------------------
      $ 1,326,745$1,825,358$2,079,016$792,528$1,027,941$225,689$1,101,397$647,209$308,035$662,174$390,426$ 536,989
      ============================================================================================================


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                                                                          RUSSELL
                                                             RUSSELL CORE BOND            RUSSELL AGGRESSIVE EQUITY       NON-US
                                                                 DIVISION                          DIVISION              DIVISION
                                                      ------------------------------   -------------------------------   --------
                                                        2006       2005       2004       2006        2005       2004       2006
                                                      --------   --------   --------   --------   ---------   --------   --------


INVESTMENT INCOME (LOSS):
Income:
  Dividends.........................................  $ 87,830   $ 95,711   $ 66,236   $  5,373   $  74,565   $  4,592   $ 60,506
Expenses:
  Mortality and expense risk charges................    12,721     15,020     18,360     18,817      18,443     18,469     16,305
                                                      --------   --------   --------   --------   ---------   --------   --------
  Net investment income (loss)......................    75,109     80,691     47,876    (13,444)     56,122    (13,877)    44,201
                                                      --------   --------   --------   --------   ---------   --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions.................................     3,580     20,734     48,817     72,898     103,879     92,023     87,135
     Realized gain distributions....................        --      8,588     46,379    370,848     186,157    100,432     52,392
                                                      --------   --------   --------   --------   ---------   --------   --------
     Net realized gains (losses) on investments.....     3,580     29,322     95,196    443,746     290,036    192,455    139,527
     Change in net unrealized appreciation
       (depreciation) of investments................   (20,836)   (80,212)   (38,139)   (60,534)   (206,066)   190,748    334,483
                                                      --------   --------   --------   --------   ---------   --------   --------
     Net realized and unrealized gains (losses).....   (17,256)   (50,890)    57,057    383,212      83,970    383,203    474,010
                                                      --------   --------   --------   --------   ---------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $ 57,853   $ 29,801   $104,933   $369,768   $ 140,092   $369,326   $518,211
                                                      ========   ========   ========   ========   =========   ========   ========


                                                         RUSSELL NON-US
                                                            DIVISION
                                                      -------------------
                                                        2005       2004
                                                      --------   --------


INVESTMENT INCOME (LOSS):
Income:
  Dividends.........................................  $ 37,356   $ 45,836
Expenses:
  Mortality and expense risk charges................    15,113     16,111
                                                      --------   --------
  Net investment income (loss)......................    22,243     29,725
                                                      --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions.................................    25,229    (23,117)
     Realized gain distributions....................        --         --
                                                      --------   --------
     Net realized gains (losses) on investments.....    25,229    (23,117)
     Change in net unrealized appreciation
       (depreciation) of investments................   222,527    369,946
                                                      --------   --------
     Net realized and unrealized gains (losses).....   247,756    346,829
                                                      --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $269,999   $376,554
                                                      ========   ========





   The accompanying notes are an integral part of these financial statements.

                                                                                    T. ROWE PRICE SMALL CAP
          J.P. MORGAN BOND      J.P. MORGAN SMALL COMPANY  FI MID CAP OPPORTUNITIES          GROWTH
              DIVISION                  DIVISION                   DIVISION                 DIVISION
      ------------------------------------------------------------------------------------------------------
        2006    2005    2004    2006     2005      2004     2006    2005     2004     2006    2005    2004
      ------------------------------------------------------------------------------------------------------




      $144,473$109,098$ 54,055$     --$       --$       --$    146$     --$  14,226$      --$     --$     --

        20,666  17,244   9,161  30,189    28,741    23,005  15,282  15,995   15,829   38,569  35,995  31,163
      ------------------------------------------------------------------------------------------------------
       123,807  91,854  44,894 (30,189)  (28,741)  (23,005)(15,136)(15,995)  (1,603) (38,569)(35,995)(31,163)
      ------------------------------------------------------------------------------------------------------

       (21,650)    (34) 14,554 465,679   343,914    63,115  13,540 (58,481)(182,865) 360,971 354,479 440,039
         6,146  55,106  28,665 195,616   786,413        --      --      --       --       --      --      --
      ------------------------------------------------------------------------------------------------------
       (15,504) 55,072  43,219 661,295 1,130,327    63,115  13,540 (58,481)(182,865) 360,971 354,479 440,039
        18,741 (76,466)(31,643)319,395  (937,478)1,254,426 396,699 244,972  620,653 (117,554)285,418 150,911
      ------------------------------------------------------------------------------------------------------
         3,237 (21,394) 11,576 980,690   192,849 1,317,541 410,239 186,491  437,788  243,417 639,897 590,950
      ------------------------------------------------------------------------------------------------------
      $127,044$ 70,460$ 56,470$950,501$  164,108$1,294,536$395,103$170,496$ 436,185$ 204,848$603,902$559,787
      ======================================================================================================


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                                                                           FI
                                                                                                                        INTERNA-
                                                                                                                         TIONAL
                                                      T. ROWE PRICE LARGE CAP GROWTH   NEUBERGER BERMAN MID CAP VALUE     STOCK
                                                                 DIVISION                         DIVISION              DIVISION
                                                      ------------------------------   ------------------------------   --------
                                                        2006       2005       2004       2006       2005       2004       2006
                                                      --------   --------   --------   --------   --------   --------   --------


INVESTMENT INCOME (LOSS):
Income:
  Dividends.........................................  $ 10,752   $ 26,184   $ 12,326   $ 15,488   $  7,211   $  3,744   $ 67,178
Expenses:
  Mortality and expense risk charges................    16,850     28,170     25,561     19,677     16,052      9,397     23,320
                                                      --------   --------   --------   --------   --------   --------   --------
  Net investment income (loss)......................    (6,098)    (1,986)   (13,235)    (4,189)    (8,841)    (5,653)    43,858
                                                      --------   --------   --------   --------   --------   --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions.................................   464,824    281,004    441,233    165,337    157,475    112,451    563,898
     Realized gain distributions....................        --         --         --    279,776    207,106     40,642         --
                                                      --------   --------   --------   --------   --------   --------   --------
     Net realized gains (losses) on investments.....   464,824    281,004    441,233    445,113    364,581    153,093    563,898
     Change in net unrealized appreciation
       (depreciation) of investments................    (7,786)   (22,927)   (32,629)   (81,503)   (38,305)   197,676    (21,804)
                                                      --------   --------   --------   --------   --------   --------   --------
     Net realized and unrealized gains (losses).....   457,038    258,077    408,604    363,610    326,276    350,769    542,094
                                                      --------   --------   --------   --------   --------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $450,940   $256,091   $395,369   $359,421   $317,435   $345,116   $585,952
                                                      ========   ========   ========   ========   ========   ========   ========


                                                        FI INTERNATIONAL
                                                             STOCK
                                                            DIVISION
                                                      -------------------
                                                        2005       2004
                                                      --------   --------


INVESTMENT INCOME (LOSS):
Income:
  Dividends.........................................  $ 17,879   $ 26,360
Expenses:
  Mortality and expense risk charges................    15,379     10,572
                                                      --------   --------
  Net investment income (loss)......................     2,500     15,788
                                                      --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions.................................   155,229    122,022
     Realized gain distributions....................        --         --
                                                      --------   --------
     Net realized gains (losses) on investments.....   155,229    122,022
     Change in net unrealized appreciation
       (depreciation) of investments................   370,431    207,524
                                                      --------   --------
     Net realized and unrealized gains (losses).....   525,660    329,546
                                                      --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $528,160   $345,334
                                                      ========   ========





   The accompanying notes are an integral part of these financial statements.


                                                                    METLIFE MID CAP STOCK
         MORGAN STANLEY EAFE INDEX        METLIFE STOCK INDEX               INDEX         BLACKROCK LARGE CAP VALUE
                 DIVISION                       DIVISION                  DIVISION                DIVISION
      -------------------------------------------------------------------------------------------------------------
         2006      2005      2004       2006      2005      2004     2006    2005   2004    2006     2005    2004
      -------------------------------------------------------------------------------------------------------------




      $  176,831$  143,940$   46,890$ 1,608,446$1,322,184$  693,650$ 10,134$ 5,611$ 1,998$  105,689$ 79,968$     --

          57,754    49,688    45,515    541,266   544,842   537,199   3,596  3,035  1,924    60,374  60,939  58,008
      -------------------------------------------------------------------------------------------------------------
         119,077    94,252     1,375  1,067,180   777,342   156,451   6,538  2,576     74    45,315  19,029 (58,008)
      -------------------------------------------------------------------------------------------------------------

       1,310,370   491,209   606,581  3,784,178 2,932,902 2,088,828  48,683 35,902 16,508   833,805 360,163 358,940
              --        --        --  2,744,774        --        --  57,514 41,092  1,032   517,755  86,120      --
      -------------------------------------------------------------------------------------------------------------
       1,310,370   491,209   606,581  6,528,952 2,932,902 2,088,828 106,197 76,994 17,540 1,351,560 446,283 358,940
         624,769   445,022   684,461  3,685,325  (604,531)5,375,093 (33,216)10,095 69,901    39,492 (36,838)631,636
      -------------------------------------------------------------------------------------------------------------
       1,935,139   936,231 1,291,042 10,214,277 2,328,371 7,463,921  72,981 87,089 87,441 1,391,052 409,445 990,576
      -------------------------------------------------------------------------------------------------------------
      $2,054,216$1,030,483$1,292,417$11,281,457$3,105,713$7,620,372$ 79,519$89,665$87,515$1,436,367$428,474$932,568
      =============================================================================================================


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                                                                        BLACKROCK
                                                                                      LEHMAN BROTHERS AGGREGATE BOND    STRATEGIC
                                                         BLACKROCK DIVERSIFIED                    INDEX                   VALUE
                                                               DIVISION                          DIVISION               DIVISION
                                                    ------------------------------   -------------------------------   ----------
                                                      2006       2005       2004       2006        2005       2004        2006
                                                    --------   --------   --------   --------   ---------   --------   ----------


INVESTMENT INCOME (LOSS):
Income:
  Dividends.......................................  $246,761   $164,006   $196,878   $570,221   $ 534,828   $404,994   $   36,177
Expenses:
  Mortality and expense risk charges..............    67,467     70,126     70,167     86,995      92,083     89,636       77,914
                                                    --------   --------   --------   --------   ---------   --------   ----------
  Net investment income (loss)....................   179,294     93,880    126,711    483,226     442,745    315,358      (41,737)
                                                    --------   --------   --------   --------   ---------   --------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions...............................   413,901    168,515    273,118    (45,452)      9,237     67,236      618,591
     Realized gain distributions..................        --         --         --         --          --         --    2,139,143
                                                    --------   --------   --------   --------   ---------   --------   ----------
     Net realized gains (losses) on investments...   413,901    168,515    273,118    (45,452)      9,237     67,236    2,757,734
     Change in net unrealized appreciation
       (depreciation) of investments..............   342,183    (24,132)   338,763    (11,003)   (265,050)    75,106     (927,574)
                                                    --------   --------   --------   --------   ---------   --------   ----------
     Net realized and unrealized gains (losses)...   756,084    144,383    611,881    (56,455)   (255,813)   142,342    1,830,160
                                                    --------   --------   --------   --------   ---------   --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $935,378   $238,263   $738,592   $426,771   $ 186,932   $457,700   $1,788,423
                                                    ========   ========   ========   ========   =========   ========   ==========


                                                      BLACKROCK STRATEGIC
                                                             VALUE
                                                            DIVISION
                                                    -----------------------
                                                       2005         2004
                                                    ----------   ----------


INVESTMENT INCOME (LOSS):
Income:
  Dividends.......................................  $       --   $       --
Expenses:
  Mortality and expense risk charges..............      69,686       56,588
                                                    ----------   ----------
  Net investment income (loss)....................     (69,686)     (56,588)
                                                    ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions...............................     486,866      774,046
     Realized gain distributions..................     690,365           --
                                                    ----------   ----------
     Net realized gains (losses) on investments...   1,177,231      774,046
     Change in net unrealized appreciation
       (depreciation) of investments..............    (702,631)     599,751
                                                    ----------   ----------
     Net realized and unrealized gains (losses)...     474,600    1,373,797
                                                    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $  404,914   $1,317,209
                                                    ==========   ==========




   The accompanying notes are an integral part of these financial statements.

                                                                                    BLACKROCK LEGACY LARGE CAP
              RUSSELL 2000 INDEX             HARRIS OAKMARK LARGE CAP VALUE                   GROWTH
                   DIVISION                             DIVISION                             DIVISION
      ---------------------------------    ----------------------------------    --------------------------------
        2006         2005        2004        2006         2005         2004        2006        2005        2004
      --------    ---------    --------    --------    ---------    ---------    --------    --------    --------




      $ 34,202    $  28,544    $ 12,528    $ 32,392    $  25,528    $  25,182    $  2,870    $  9,809    $     --

        21,284       17,666      15,405      22,827       19,962       16,470      12,603      11,963      11,696
      --------    ---------    --------    --------    ---------    ---------    --------    --------    --------
        12,918       10,878      (2,877)      9,565        5,566        8,712      (9,733)     (2,154)    (11,696)
      --------    ---------    --------    --------    ---------    ---------    --------    --------    --------

       116,323      229,319     268,901     188,716      122,491      538,304      85,783      82,680       4,935
       158,351      139,757          --          --           --           --          --          --          --
      --------    ---------    --------    --------    ---------    ---------    --------    --------    --------
       274,674      369,076     268,901     188,716      122,491      538,304      85,783      82,680       4,935
       389,864     (207,834)    221,267     495,868     (189,982)    (199,782)     16,557      76,807     181,202
      --------    ---------    --------    --------    ---------    ---------    --------    --------    --------
       664,538      161,242     490,168     684,584      (67,491)     338,522     102,340     159,487     186,137
      --------    ---------    --------    --------    ---------    ---------    --------    --------    --------
      $677,456    $ 172,120    $487,291    $694,149    $ (61,925)   $ 347,234    $ 92,607    $157,333    $174,441
      ========    =========    ========    ========    =========    =========    ========    ========    ========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                         HARRIS OAKMARK FOCUSED VALUE             DAVIS VENTURE VALUE
                                                                   DIVISION                            DIVISION
                                                      ----------------------------------   --------------------------------
                                                         2006         2005        2004        2006        2005       2004
                                                      ----------   ---------   ---------   ----------   --------   --------


INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................   $   19,479   $   2,975   $   3,002   $   85,332   $ 26,751   $ 15,525
Expenses:
  Mortality and expense risk charges...............       37,310      37,313      34,075       44,856     19,511     15,965
                                                      ----------   ---------   ---------   ----------   --------   --------
  Net investment income (loss).....................      (17,831)    (34,338)    (31,073)      40,476      7,240       (440)
                                                      ----------   ---------   ---------   ----------   --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions................................      412,354     672,476     647,532      743,693    223,191    110,849
     Realized gain distributions...................      601,024      71,480      75,158           --         --         --
                                                      ----------   ---------   ---------   ----------   --------   --------
     Net realized gains (losses) on investments....    1,013,378     743,956     722,690      743,693    223,191    110,849
     Change in net unrealized appreciation
       (depreciation) of investments...............     (246,155)   (142,831)   (134,412)     298,057    241,761    226,205
                                                      ----------   ---------   ---------   ----------   --------   --------
     Net realized and unrealized gains (losses)....      767,223     601,125     588,278    1,041,750    464,952    337,054
                                                      ----------   ---------   ---------   ----------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................   $  749,392   $ 566,787   $ 557,205   $1,082,226   $472,192   $336,614
                                                      ==========   =========   =========   ==========   ========   ========


                                                          BLACKROCK MONEY MARKET
                                                                 DIVISION
                                                      ------------------------------
                                                        2006       2005       2004
                                                      --------   --------   --------


INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................   $788,008   $580,548   $264,204
Expenses:
  Mortality and expense risk charges...............     88,711    112,828    157,135
                                                      --------   --------   --------
  Net investment income (loss).....................    699,297    467,720    107,069
                                                      --------   --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions................................         --         --         --
     Realized gain distributions...................         --         --         --
                                                      --------   --------   --------
     Net realized gains (losses) on investments....         --         --         --
     Change in net unrealized appreciation
       (depreciation) of investments...............         --         --         --
                                                      --------   --------   --------
     Net realized and unrealized gains (losses)....         --         --         --
                                                      --------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................   $699,297   $467,720   $107,069
                                                      ========   ========   ========




-------
(a) For the period May 3, 2004 to December 31,2004
(b) For the period May 1, 2005 to December 31,2004

   The accompanying notes are an integral part of these financial statements.

                                                                                   WESTERN ASSET
                                BLACKROCK AGGRESSIVE                              MANAGEMENT U.S.
       BLACKROCK BOND INCOME           GROWTH               MFS TOTAL RETURN         GOVERNMENT
              DIVISION                DIVISION                  DIVISION              DIVISION
      ---------------------------------------------------------------------------------------------
        2006    2005    2004    2006     2005    2004    2006    2005     2004   2006  2005 2004(A)
      ---------------------------------------------------------------------------------------------




      $126,848$ 80,448$57,155$      --$      --$     --$170,385$ 79,643$ 102,213$6,460$1,276 $  --

        11,569   9,659  6,917   38,434   41,673  41,172  30,932  30,063   27,033 1,039   652   149
      -------------------------------------------------------------------------------------- -----
       115,279  70,789 50,238  (38,434) (41,673)(41,172)139,453  49,580   75,180 5,421   624  (149)
      -------------------------------------------------------------------------------------- -----

       (25,544)(31,299) 6,039  591,190  756,356 612,239  58,870  62,123 (120,916) (756) (275)   36
         2,170  23,243 23,862       --       --      -- 106,592  50,502       --    -- 1,741    --
      -------------------------------------------------------------------------------------- -----
       (23,374) (8,056)29,901  591,190  756,356 612,239 165,462 112,625 (120,916) (756)1,466    36
        (2,113)(21,556) 5,361 (272,451)(176,968)100,578 200,714 (49,957) 440,355 2,043  (564)  836
      -------------------------------------------------------------------------------------- -----
       (25,487)(29,612)35,262  318,739  579,388 712,817 366,176  62,668  319,439 1,287   902   872
      -------------------------------------------------------------------------------------- -----
      $ 89,792$ 41,177$85,500$ 280,305$ 537,715$671,645$505,629$112,248$ 394,619$6,708$1,526 $ 723
      ====================================================================================== =====


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                               METLIFE
                                                                            CONSERVATIVE                             METLIFE
                                                              METLIFE            TO                                MODERATE TO
                                                           CONSERVATIVE       MODERATE       METLIFE MODERATE       AGGRESSIVE
                                                            ALLOCATION       ALLOCATION         ALLOCATION          ALLOCATION
                                                             DIVISION         DIVISION           DIVISION            DIVISION
                                                          --------------   --------------   -----------------   -----------------
                                                          2006   2005(B)    2006  2005(B)     2006    2005(B)     2006    2005(B)
                                                          ----   -------   -----  -------   -------   -------   -------   -------


INVESTMENT INCOME (LOSS):
Income:
  Dividends.............................................  $301     $ 29    $ 135    $--     $ 1,352     $ 64    $ 1,523     $146
Expenses:
  Mortality and expense risk charges....................    --       --       --     --          --       --         --       --
                                                          ----     ----    -----    ---     -------     ----    -------     ----
  Net investment income (loss)..........................   301       29      135     --       1,352       64      1,523      146
                                                          ----     ----    -----    ---     -------     ----    -------     ----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions.....................................    17       59     (131)    --          97       85        834       28
     Realized gain distributions........................   115        8       92     --       1,892        1      3,878        3
                                                          ----     ----    -----    ---     -------     ----    -------     ----
     Net realized gains (losses) on investments.........   132       67      (39)    --       1,989       86      4,712       31
     Change in net unrealized appreciation
       (depreciation) of investments....................   142       57        2      3      12,149      130     20,906        1
                                                          ----     ----    -----    ---     -------     ----    -------     ----
     Net realized and unrealized gains (losses).........   274      124      (37)     3      14,138      216     25,618       32
                                                          ----     ----    -----    ---     -------     ----    -------     ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................  $575     $153    $  98    $ 3     $15,490     $280    $27,141     $178
                                                          ====     ====    =====    ===     =======     ====    =======     ====


                                                               METLIFE
                                                             AGGRESSIVE
                                                             ALLOCATION
                                                              DIVISION
                                                          ----------------
                                                           2006    2005(B)
                                                          ------   -------


INVESTMENT INCOME (LOSS):
Income:
  Dividends.............................................  $  149     $  8
Expenses:
  Mortality and expense risk charges....................      --       --
                                                          ------     ----
  Net investment income (loss)..........................     149        8
                                                          ------     ----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions.....................................     183       --
     Realized gain distributions........................     628        5
                                                          ------     ----
     Net realized gains (losses) on investments.........     811        5
     Change in net unrealized appreciation
       (depreciation) of investments....................   3,243      (14)
                                                          ------     ----
     Net realized and unrealized gains (losses).........   4,054       (9)
                                                          ------     ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................  $4,203     $ (1)
                                                          ======     ====




-------

(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 1, 2005 to December 31, 2005


   The accompanying notes are an integral part of these financial statements.


                                                                                                                  T. ROWE
                                                                                                                   PRICE
                 LEGG MASON                                                                                       MID-CAP
             AGGRESSIVE GROWTH                RCM GLOBAL TECHNOLOGY                 PIMCO TOTAL RETURN             GROWTH
                  DIVISION                           DIVISION                            DIVISION                 DIVISION
      -------------------------------    -------------------------------    ---------------------------------    ---------
         2006        2005       2004       2006        2005       2004        2006        2005         2004         2006
      ---------    -------    -------    --------    -------    --------    --------    --------    ---------    ---------




      $      --    $    --    $    --    $     --    $    --    $     --    $227,321    $  4,273    $ 480,860    $      --

          5,888      1,827      1,759       1,705      1,865       1,617      35,240      28,318       25,009       19,736
      ---------    -------    -------    --------    -------    --------    --------    --------    ---------    ---------
         (5,888)    (1,827)    (1,759)     (1,705)    (1,865)     (1,617)    192,081     (24,045)     455,851      (19,736)
      ---------    -------    -------    --------    -------    --------    --------    --------    ---------    ---------

        (42,062)    23,898     13,147      48,944     (4,527)     32,402     (38,311)    (14,099)      57,707      291,966
         79,770        438         --          --      3,570         229       3,356      50,629           --      148,987
      ---------    -------    -------    --------    -------    --------    --------    --------    ---------    ---------
         37,708     24,336     13,147      48,944       (957)     32,631     (34,955)     36,530       57,707      440,953

       (119,887)    24,658     13,327     (22,876)    58,921     (44,155)    257,811     139,888     (138,195)    (342,560)
      ---------    -------    -------    --------    -------    --------    --------    --------    ---------    ---------
        (82,179)    48,994     26,474      26,068     57,964     (11,524)    222,856     176,418      (80,488)      98,393
      ---------    -------    -------    --------    -------    --------    --------    --------    ---------    ---------

        (88,067)   $47,167    $24,715    $ 24,363    $56,099    $(13,141)   $414,937    $152,373    $ 375,363    $  78,657
      =========    =======    =======    ========    =======    ========    ========    ========    =========    =========


       T. ROWE PRICE MID-
           CAP GROWTH
            DIVISION
      --------------------
        2005        2004
      --------    --------




      $     --    $     --

        11,912       8,127
      --------    --------
       (11,912)     (8,127)
      --------    --------

       106,088      84,829
        51,812          --
      --------    --------
       157,900      84,829

       116,218     159,685
      --------    --------
       274,118     244,514
      --------    --------

      $262,206    $236,387
      ========    ========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                                                                        HARRIS
                                                                                                                        OAKMARK
                                                                                                                      INTERNATI-
                                                          MET/AIM SMALL CAP GROWTH            LAZARD MID-CAP             ONAL
                                                                  DIVISION                       DIVISION              DIVISION
                                                       -----------------------------   ----------------------------   ----------
                                                         2006       2005      2004       2006      2005       2004       2006
                                                       --------   -------   --------   -------   --------   -------   ----------


INVESTMENT INCOME (LOSS):
Income:
  Dividends..........................................  $     --   $    --   $     --   $ 2,137   $  1,291   $    --   $  160,738
Expenses:
  Mortality and expense risk charges.................     5,407     4,711      3,443     1,621      1,350     1,546       38,176
                                                       --------   -------   --------   -------   --------   -------   ----------
  Net investment income (loss).......................    (5,407)   (4,711)    (3,443)      516        (59)   (1,546)     122,562
                                                       --------   -------   --------   -------   --------   -------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions..................................    25,264     5,994     63,157     2,085     29,412    31,745      469,518
     Realized gain distributions.....................   140,183    19,749         --    46,949     38,977        --      401,249
                                                       --------   -------   --------   -------   --------   -------   ----------
     Net realized gains (losses) on investments......   165,447    25,743     63,157    49,034     68,389    31,745      870,767
     Change in net unrealized appreciation
       (depreciation) of investments.................   (32,890)   48,578    (18,780)   16,618    (41,895)   14,531    1,040,476
                                                       --------   -------   --------   -------   --------   -------   ----------
     Net realized and unrealized gains (losses)......   132,557    74,321     44,377    65,652     26,494    46,276    1,911,243
                                                       --------   -------   --------   -------   --------   -------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................  $127,150   $69,610   $ 40,934   $66,168   $ 26,435   $44,730   $2,033,805
                                                       ========   =======   ========   =======   ========   =======   ==========


                                                          HARRIS OAKMARK
                                                          INTERNATIONAL
                                                             DIVISION
                                                       -------------------
                                                         2005       2004
                                                       --------   --------


INVESTMENT INCOME (LOSS):
Income:
  Dividends..........................................  $  5,856   $    610
Expenses:
  Mortality and expense risk charges.................    22,067     10,777
                                                       --------   --------
  Net investment income (loss).......................   (16,211)   (10,167)
                                                       --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions..................................   102,367    316,743
     Realized gain distributions.....................    61,023         --
                                                       --------   --------
     Net realized gains (losses) on investments......   163,390    316,743
     Change in net unrealized appreciation
       (depreciation) of investments.................   374,891     86,259
                                                       --------   --------
     Net realized and unrealized gains (losses)......   538,281    403,002
                                                       --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................  $522,070   $392,835
                                                       ========   ========




-------

(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 1, 2005 to December 31, 2005

   The accompanying notes are an integral part of these financial statements.

       LORD ABBETT GROWTH AND                                 MFS RESEARCH       NEUBERGER BERMAN REAL
               INCOME         LORD ABBETT MID-CAP VALUE      INTERNATIONAL               ESTATE
              DIVISION                 DIVISION                 DIVISION                DIVISION
      -------------------------------------------------------------------------------------------------
        2006    2005    2004     2006    2005    2004    2006    2005     2004    2006    2005  2004(A)
      -------------------------------------------------------------------------------------------------




      $ 48,597$ 28,824$ 54,314$  23,945$ 30,713$110,590$ 59,399$ 17,539$  18,467$ 20,811$     --$    --

        15,369  16,140  16,757   20,682  37,167  33,626  19,328  19,078   19,212   6,818   3,715    251
      -------------------------------------------------------------------------------------------------
        33,228  12,684  37,557    3,263  (6,454) 76,964  40,071  (1,539)    (745) 13,993  (3,715)  (251)
      -------------------------------------------------------------------------------------------------

        94,645  71,034  50,316  482,362 150,874 863,914 348,045 145,205 (465,258)123,403  20,666  1,617
       213,736  51,069      --  298,073 190,959 120,783 233,521 149,886    7,107  98,859   1,811  7,918
      -------------------------------------------------------------------------------------------------
       308,381 122,103  50,316  780,435 341,833 984,697 581,566 295,091 (458,151)222,262  22,477  9,535
        83,506 (59,691)285,087 (380,064) 57,145 (61,754)143,517 201,096  955,286 348,153 157,099  9,595
      -------------------------------------------------------------------------------------------------
       391,887  62,412 335,403  400,371 398,978 922,943 725,083 496,187  497,135 570,415 179,576 19,130
      -------------------------------------------------------------------------------------------------
      $425,115$ 75,096$372,960$ 403,634$392,524$999,907$765,154$494,648$ 496,390$584,408$175,861$18,879
      =================================================================================================


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                                               OPPENHEIMER     AMERICAN
                                                                                                 CAPITAL         FUNDS
                                                             LORD ABBETT BOND DEBENTURE       APPRECIATION      GROWTH
                                                                      DIVISION                  DIVISION       DIVISION
                                                         ---------------------------------   --------------   ----------
                                                           2006        2005         2004     2006   2005(B)      2006
                                                         --------   ----------   ---------   ----   -------   ----------


INVESTMENT INCOME (LOSS):
Income:
  Dividends............................................  $618,328   $1,019,010   $ 595,495   $  5     $--     $  230,977
Expenses:
  Mortality and expense risk charges...................    62,736       57,335      52,891     --      --        147,197
                                                         --------   ----------   ---------   ----     ---     ----------
  Net investment income (loss).........................   555,592      961,675     542,604      5      --         83,780
                                                         --------   ----------   ---------   ----     ---     ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions....................................       (41)    (968,045)   (340,889)    65       8      1,201,489
     Realized gain distributions.......................        --           --          --     10      --        173,890
                                                         --------   ----------   ---------   ----     ---     ----------
     Net realized gains (losses) on investments........       (41)    (968,045)   (340,889)    75       8      1,375,379
     Change in net unrealized appreciation
       (depreciation) of investments...................   272,472      131,919     468,571     33      (2)       990,418
                                                         --------   ----------   ---------   ----     ---     ----------
     Net realized and unrealized gains (losses)........   272,431     (836,126)    127,682    108       6      2,365,797
                                                         --------   ----------   ---------   ----     ---     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $828,023   $  125,549   $ 670,286   $113     $ 6     $2,449,577
                                                         ========   ==========   =========   ====     ===     ==========


                                                          AMERICAN FUNDS GROWTH
                                                                 DIVISION
                                                         -----------------------
                                                            2005         2004
                                                         ----------   ----------


INVESTMENT INCOME (LOSS):
Income:
  Dividends............................................  $  145,549   $   25,969
Expenses:
  Mortality and expense risk charges...................     102,857       73,542
                                                         ----------   ----------
  Net investment income (loss).........................      42,692      (47,573)
                                                         ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gains (losses) from security
       transactions....................................     945,991      728,441
     Realized gain distributions.......................          --           --
                                                         ----------   ----------
     Net realized gains (losses) on investments........     945,991      728,441
     Change in net unrealized appreciation
       (depreciation) of investments...................   2,051,285    1,029,536
                                                         ----------   ----------
     Net realized and unrealized gains (losses)........   2,997,276    1,757,977
                                                         ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $3,039,968   $1,710,404
                                                         ==========   ==========




-------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 1, 2005 to December 31, 2005


   The accompanying notes are an integral part of these financial statements.


                                     AMERICAN FUNDS GLOBAL SMALL
       AMERICAN FUNDS GROWTH-INCOME        CAPITALIZATION
                 DIVISION                     DIVISION
      ----------------------------------------------------------
         2006      2005      2004      2006      2005     2004
      ----------------------------------------------------------




      $  262,716$  194,525$  121,502$   30,828$   49,218$     --

          89,321    77,625    65,737    33,534    27,250  21,077
      ----------------------------------------------------------
         173,395   116,900    55,765    (2,706)   21,968 (21,077)
      ----------------------------------------------------------

         364,204   954,686   396,586   872,316   402,138 192,254
         379,196    67,109        --   344,527        --      --
      ----------------------------------------------------------
         743,400 1,021,795   396,586 1,216,843   402,138 192,254
       1,288,425  (305,127)  796,378    76,639   736,865 543,161
      ----------------------------------------------------------
       2,031,825   716,668 1,192,964 1,293,482 1,139,003 735,415
      ----------------------------------------------------------
      $2,205,220$  833,568$1,248,729$1,290,776$1,160,971$714,338
      ==========================================================


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                         VIP EQUITY-INCOME                             VIP GROWTH
                                                              DIVISION                                  DIVISION
                                              ---------------------------------------   ---------------------------------------
                                                  2006          2005          2004          2006          2005          2004
                                              -----------   -----------   -----------   -----------   -----------   -----------


INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............   $   763,833   $   230,334   $   214,278   $  (116,494)  $   (76,601)  $  (174,972)
  Net realized gains (losses) on
     investments...........................     4,075,308     1,164,323       174,767      (614,843)   (1,480,056)   (1,493,745)
  Net unrealized appreciation
     (depreciation) on investments.........       523,074       (29,623)    2,249,963     2,846,486     3,284,202     2,681,460
                                              -----------   -----------   -----------   -----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from operations.............     5,362,215     1,365,034     2,639,008     2,115,149     1,727,545     1,012,743
                                              -----------   -----------   -----------   -----------   -----------   -----------
From capital transactions:
  Payments received from policy owners.....     2,243,641     2,436,373     2,808,086     3,756,626     4,394,250     5,494,035
  Transfers between divisions (including
     fixed account), net...................     1,984,500      (953,989)   (2,396,651)   (1,644,431)   (4,656,356)   (5,949,311)
  Transfers for contract benefits and
     terminations..........................    (4,192,457)   (2,469,435)   (1,947,231)   (5,843,155)   (4,136,289)   (2,989,042)
  Contract maintenance charges.............            --            --            --            --            --            --
                                              -----------   -----------   -----------   -----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from capital transactions...        35,684      (987,051)   (1,535,796)   (3,730,960)   (4,398,395)   (3,444,318)
                                              -----------   -----------   -----------   -----------   -----------   -----------
NET CHANGE IN NET ASSETS...................     5,397,899       377,983     1,103,212    (1,615,811)   (2,670,850)   (2,431,575)
NET ASSETS-BEGINNING OF PERIOD.............    27,268,049    26,890,066    25,786,854    36,375,821    39,046,671    41,478,246
                                              -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS-END OF PERIOD...................   $32,665,948   $27,268,049   $26,890,066   $34,760,010   $36,375,821   $39,046,671
                                              ===========   ===========   ===========   ===========   ===========   ===========


                                                            VIP OVERSEAS
                                                              DIVISION
                                              ---------------------------------------
                                                  2006          2005          2004
                                              -----------   -----------   -----------


INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............   $    22,063   $    (5,517)  $    51,450
  Net realized gains (losses) on
     investments...........................       572,661        45,305      (331,435)
  Net unrealized appreciation
     (depreciation) on investments.........     1,768,272     2,258,497     1,879,527
                                              -----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from operations.............     2,362,996     2,298,285     1,599,542
                                              -----------   -----------   -----------
From capital transactions:
  Payments received from policy owners.....     1,395,371     1,205,656     1,597,964
  Transfers between divisions (including
     fixed account), net...................      (998,831)   (1,288,299)   (1,416,346)
  Transfers for contract benefits and
     terminations..........................    (1,735,479)   (1,622,145)     (803,967)
  Contract maintenance charges.............            --            --            --
                                              -----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from capital transactions...    (1,338,939)   (1,704,788)     (622,349)
                                              -----------   -----------   -----------
NET CHANGE IN NET ASSETS...................     1,024,057       593,497       977,193
NET ASSETS-BEGINNING OF PERIOD.............    14,314,443    13,720,946    12,743,753
                                              -----------   -----------   -----------
NET ASSETS-END OF PERIOD...................   $15,338,500   $14,314,443   $13,720,946
                                              ===========   ===========   ===========





   The accompanying notes are an integral part of these financial statements.

                     VIP MID CAP                        VAN ECK WORLDWIDE HARD ASSETS          VAN ECK WORLDWIDE EMERGING MARKETS
                       DIVISION                                   DIVISION                                  DIVISION
      -----------------------------------------    --------------------------------------    --------------------------------------
          2006           2005           2004          2006          2005          2004          2006          2005          2004
      -----------    -----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------




      $   (20,561)   $   (59,226)   $   (47,064)   $  (16,823)   $   (5,073)   $   (3,669)   $    4,318    $    2,857    $   (1,317)
        3,282,494      1,410,671        402,711       854,270       188,581       158,302       774,050       278,686       237,059
       (1,935,188)       473,913      1,723,369       (44,919)      844,433        71,056       323,029       365,666        72,293
      -----------    -----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------
        1,326,745      1,825,358      2,079,016       792,528     1,027,941       225,689     1,101,397       647,209       308,035
      -----------    -----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------

          875,752      1,027,318      1,004,955       212,056       200,432       137,740       225,883       198,593       200,006
       (2,095,034)      (777,587)     1,614,543       109,813       752,531       135,052        96,273       645,341       (14,400)
       (1,655,240)    (1,280,649)       (81,221)     (470,121)      (73,813)      (64,903)     (404,627)     (110,063)     (103,261)
               --             --             --            --            --            --            --            --            --
      -----------    -----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------
       (2,874,522)    (1,030,918)     2,538,277      (148,252)      879,150       207,889       (82,471)      733,871        82,345
      -----------    -----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------
       (1,547,777)       794,440      4,617,293       644,276     1,907,091       433,578     1,018,926     1,381,080       390,380
       12,109,098     11,314,658      6,697,365     3,143,532     1,236,441       802,863     3,085,023     1,703,943     1,313,563
      -----------    -----------    -----------    ----------    ----------    ----------    ----------    ----------    ----------
      $10,561,321    $12,109,098    $11,314,658    $3,787,808    $3,143,532    $1,236,441    $4,103,949    $3,085,023    $1,703,943
      ===========    ===========    ===========    ==========    ==========    ==========    ==========    ==========    ==========


             RUSSELL MULTI-STYLE EQUITY
                      DIVISION
      ---------------------------------------
         2006          2005           2004
      ----------    ----------    -----------




      $   17,599    $   26,871    $     5,901
          38,676       (45,726)      (218,812)
         605,899       409,281        749,900
      ----------    ----------    -----------
         662,174       390,426        536,989
      ----------    ----------    -----------

         306,258       357,797        820,318
        (166,614)     (566,630)    (1,194,742)
        (678,581)     (746,153)      (421,545)
              --            --             --
      ----------    ----------    -----------
        (538,937)     (954,986)      (795,969)
      ----------    ----------    -----------
         123,237      (564,560)      (258,980)
       5,798,779     6,363,339      6,622,319
      ----------    ----------    -----------
      $5,922,016    $5,798,779    $ 6,363,339
      ==========    ==========    ===========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                            RUSSELL CORE BOND                  RUSSELL AGGRESSIVE EQUITY
                                                                DIVISION                               DIVISION
                                                  ------------------------------------   ------------------------------------
                                                     2006         2005         2004         2006         2005         2004
                                                  ----------   ----------   ----------   ----------   ----------   ----------


INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................   $   75,109   $   80,691   $   47,876   $  (13,444)  $   56,122   $  (13,877)
  Net realized gains (losses) on investments...        3,580       29,322       95,196      443,746      290,036      192,455
  Net unrealized appreciation (depreciation) on
     investments...............................      (20,836)     (80,212)     (38,139)     (60,534)    (206,066)     190,748
                                                  ----------   ----------   ----------   ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from operations.................       57,853       29,801      104,933      369,768      140,092      369,326
                                                  ----------   ----------   ----------   ----------   ----------   ----------
From capital transactions:
  Payments received from policy owners.........       97,100      115,520      265,277      150,568      176,183      304,281
  Transfers between divisions (including fixed
     account), net.............................      114,105     (118,376)    (462,923)     (26,433)    (268,817)    (256,808)
  Transfers for contract benefits and
     terminations..............................     (167,614)    (411,348)    (329,696)    (252,385)    (280,681)    (239,772)
  Contract maintenance charges.................           --           --           --           --           --           --
                                                  ----------   ----------   ----------   ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from capital transactions.......       43,591     (414,204)    (527,342)    (128,250)    (373,315)    (192,299)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
NET CHANGE IN NET ASSETS.......................      101,444     (384,403)    (422,409)     241,518     (233,223)     177,027
NET ASSETS-BEGINNING OF PERIOD.................    1,949,382    2,333,785    2,756,194    2,679,709    2,912,932    2,735,905
                                                  ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS-END OF PERIOD.......................   $2,050,826   $1,949,382   $2,333,785   $2,921,227   $2,679,709   $2,912,932
                                                  ==========   ==========   ==========   ==========   ==========   ==========


                                                             RUSSELL NON-US
                                                                DIVISION
                                                  ------------------------------------
                                                     2006         2005         2004
                                                  ----------   ----------   ----------


INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................   $   44,201   $   22,243   $   29,725
  Net realized gains (losses) on investments...      139,527       25,229      (23,117)
  Net unrealized appreciation (depreciation) on
     investments...............................      334,483      222,527      369,946
                                                  ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from operations.................      518,211      269,999      376,554
                                                  ----------   ----------   ----------
From capital transactions:
  Payments received from policy owners.........      108,547      113,772      253,487
  Transfers between divisions (including fixed
     account), net.............................     (114,784)    (193,432)    (521,813)
  Transfers for contract benefits and
     terminations..............................     (221,930)    (215,273)    (177,265)
  Contract maintenance charges.................           --           --           --
                                                  ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from capital transactions.......     (228,167)    (294,933)    (445,591)
                                                  ----------   ----------   ----------
NET CHANGE IN NET ASSETS.......................      290,044      (24,934)     (69,037)
NET ASSETS-BEGINNING OF PERIOD.................    2,385,566    2,410,500    2,479,537
                                                  ----------   ----------   ----------
NET ASSETS-END OF PERIOD.......................   $2,675,610   $2,385,566   $2,410,500
                                                  ==========   ==========   ==========




   The accompanying notes are an integral part of these financial statements.

                 J.P. MORGAN BOND                      J.P. MORGAN SMALL COMPANY                 FI MID CAP OPPORTUNITIES
                     DIVISION                                  DIVISION                                  DIVISION
      --------------------------------------    --------------------------------------    --------------------------------------
         2006          2005          2004          2006          2005          2004          2006          2005          2004
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------




      $  123,807    $   91,854    $   44,894    $  (30,189)   $  (28,741)   $  (23,005)   $  (15,136)   $  (15,995)   $   (1,603)
         (15,504)       55,072        43,219       661,295     1,130,327        63,115        13,540       (58,481)     (182,865)
          18,741       (76,466)      (31,643)      319,395      (937,478)    1,254,426       396,699       244,972       620,653
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
         127,044        70,460        56,470       950,501       164,108     1,294,536       395,103       170,496       436,185
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

         207,066       322,057       337,741       554,439       588,541       607,157       369,019       412,709       568,198
         (30,356)    1,675,115      (115,007)     (311,829)      149,687     1,541,935       565,196      (665,656)     (501,134)
        (388,839)      (88,536)     (115,522)     (978,370)     (865,063)     (134,276)     (403,913)     (261,805)     (344,050)
              --            --            --            --            --            --            --            --            --
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
        (212,129)    1,908,636       107,212      (735,760)     (126,835)    2,014,816       530,302      (514,752)     (276,986)
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
         (85,085)    1,979,096       163,682       214,741        37,273     3,309,352       925,405      (344,256)      159,199
       3,739,303     1,760,207     1,596,525     6,777,880     6,740,607     3,431,255     2,682,912     3,027,168     2,867,969
      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      $3,654,218    $3,739,303    $1,760,207    $6,992,621    $6,777,880    $6,740,607    $3,608,317    $2,682,912    $3,027,168
      ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========


           T. ROWE PRICE SMALL CAP GROWTH
                      DIVISION
      ---------------------------------------
         2006          2005           2004
      ----------    ----------    -----------




      $  (38,569)   $  (35,995)   $   (31,163)
         360,971       354,479        440,039
        (117,554)      285,418        150,911
      ----------    ----------    -----------
         204,848       603,902        559,787
      ----------    ----------    -----------

         687,097       816,152        902,136
         (55,337)     (348,199)    (1,170,238)
        (755,965)     (513,074)      (314,931)
              --            --             --
      ----------    ----------    -----------
        (124,205)      (45,121)      (583,033)
      ----------    ----------    -----------
          80,643       558,781        (23,246)
       6,234,867     5,676,086      5,699,332
      ----------    ----------    -----------
      $6,315,510    $6,234,867    $ 5,676,086
      ==========    ==========    ===========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                     T. ROWE PRICE LARGE CAP GROWTH          NEUBERGER BERMAN MID CAP VALUE
                                                                DIVISION                                DIVISION
                                                 --------------------------------------   ------------------------------------
                                                     2006         2005          2004         2006         2005         2004
                                                 -----------   ----------   -----------   ----------   ----------   ----------


INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................   $    (6,098)  $   (1,986)  $   (13,235)  $   (4,189)  $   (8,841)  $   (5,653)
  Net realized gains (losses) on investments..       464,824      281,004       441,233      445,113      364,581      153,093
  Net unrealized appreciation (depreciation)
     on investments...........................        (7,786)     (22,927)      (32,629)     (81,503)     (38,305)     197,676
                                                 -----------   ----------   -----------   ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from operations................       450,940      256,091       395,369      359,421      317,435      345,116
                                                 -----------   ----------   -----------   ----------   ----------   ----------
From capital transactions:
  Payments received from policy owners........       422,803      453,824       528,409      588,051      453,353      433,527
  Transfers between divisions (including fixed
     account), net............................    (1,357,795)    (562,498)   (1,109,394)     (62,897)     282,937      265,395
  Transfers for contract benefits and
     terminations.............................      (391,222)    (130,109)     (125,963)    (490,396)    (114,897)     (53,195)
  Contract maintenance charges................            --           --            --           --           --           --
                                                 -----------   ----------   -----------   ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from capital transactions......    (1,326,214)    (238,783)     (706,948)      34,758      621,393      645,727
                                                 -----------   ----------   -----------   ----------   ----------   ----------
NET CHANGE IN NET ASSETS......................      (875,274)      17,308      (311,579)     394,179      938,828      990,843
NET ASSETS-BEGINNING OF PERIOD................     4,624,866    4,607,558     4,919,137    3,053,375    2,114,547    1,123,704
                                                 -----------   ----------   -----------   ----------   ----------   ----------
NET ASSETS-END OF PERIOD......................   $ 3,749,592   $4,624,866   $ 4,607,558   $3,447,554   $3,053,375   $2,114,547
                                                 ===========   ==========   ===========   ==========   ==========   ==========


                                                        FI INTERNATIONAL STOCK
                                                               DIVISION
                                                 ------------------------------------
                                                    2006         2005         2004
                                                 ----------   ----------   ----------


INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................   $   43,858   $    2,500   $   15,788
  Net realized gains (losses) on investments..      563,898      155,229      122,022
  Net unrealized appreciation (depreciation)
     on investments...........................      (21,804)     370,431      207,524
                                                 ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from operations................      585,952      528,160      345,334
                                                 ----------   ----------   ----------
From capital transactions:
  Payments received from policy owners........      800,996      483,324      489,976
  Transfers between divisions (including fixed
     account), net............................     (156,320)     384,755     (207,959)
  Transfers for contract benefits and
     terminations.............................     (453,456)    (139,596)    (123,371)
  Contract maintenance charges................           --           --           --
                                                 ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from capital transactions......      191,220      728,483      158,646
                                                 ----------   ----------   ----------
NET CHANGE IN NET ASSETS......................      777,172    1,256,643      503,980
NET ASSETS-BEGINNING OF PERIOD................    3,597,553    2,340,910    1,836,930
                                                 ----------   ----------   ----------
NET ASSETS-END OF PERIOD......................   $4,374,725   $3,597,553   $2,340,910
                                                 ==========   ==========   ==========





   The accompanying notes are an integral part of these financial statements.

             MORGAN STANLEY EAFE INDEX                       METLIFE STOCK INDEX                    METLIFE MID CAP STOCK INDEX
                      DIVISION                                     DIVISION                                  DIVISION
      ---------------------------------------    -------------------------------------------    ----------------------------------
          2006          2005          2004           2006            2005            2004          2006         2005        2004
      -----------    ----------    ----------    ------------    ------------    -----------    ----------    --------    --------




      $   119,077    $   94,252    $    1,375    $  1,067,180    $    777,342    $   156,451    $    6,538    $  2,576    $     74
        1,310,370       491,209       606,581       6,528,952       2,932,902      2,088,828       106,197      76,994      17,540
          624,769       445,022       684,461       3,685,325        (604,531)     5,375,093       (33,216)     10,095      69,901
      -----------    ----------    ----------    ------------    ------------    -----------    ----------    --------    --------
        2,054,216     1,030,483     1,292,417      11,281,457       3,105,713      7,620,372        79,519      89,665      87,515
      -----------    ----------    ----------    ------------    ------------    -----------    ----------    --------    --------

          838,689       878,646       785,704       8,582,173      10,087,927     11,994,934       154,021     172,642     132,693
       (1,070,499)      (24,120)      198,790      (6,158,512)    (10,720,056)    (7,962,182)      (49,824)    (73,694)    203,986
       (1,050,303)     (727,047)     (406,949)    (11,051,142)     (5,771,662)    (5,384,691)       30,478     (45,501)     (8,415)
               --            --            --              --              --             --            --          --          --
      -----------    ----------    ----------    ------------    ------------    -----------    ----------    --------    --------
       (1,282,113)      127,479       577,545      (8,627,481)     (6,403,791)    (1,351,939)      134,675      53,447     328,264
      -----------    ----------    ----------    ------------    ------------    -----------    ----------    --------    --------
          772,103     1,157,962     1,869,962       2,653,976      (3,298,078)     6,268,433       214,194     143,112     415,779
        9,143,290     7,985,328     6,115,366      81,846,886      85,144,964     78,876,531       838,330     695,218     279,439
      -----------    ----------    ----------    ------------    ------------    -----------    ----------    --------    --------
      $ 9,915,393    $9,143,290    $7,985,328    $ 84,500,862    $ 81,846,886    $85,144,964    $1,052,524    $838,330    $695,218
      ===========    ==========    ==========    ============    ============    ===========    ==========    ========    ========


             BLACKROCK LARGE CAP VALUE
                      DIVISION
      ---------------------------------------
          2006          2005          2004
      -----------    ----------    ----------




      $    45,315    $   19,029    $  (58,008)
        1,351,560       446,283       358,940
           39,492       (36,838)      631,636
      -----------    ----------    ----------
        1,436,367       428,474       932,568
      -----------    ----------    ----------

          873,072       926,952       983,359
          203,292      (768,044)     (688,138)
       (1,572,382)     (389,608)     (597,915)
               --            --            --
      -----------    ----------    ----------
         (496,018)     (230,700)     (302,694)
      -----------    ----------    ----------
          940,349       197,774       629,874
        8,414,323     8,216,549     7,586,675
      -----------    ----------    ----------
      $ 9,354,672    $8,414,323    $8,216,549
      ===========    ==========    ==========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                       BLACKROCK DIVERSIFIED              LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                              DIVISION                                  DIVISION
                                              ---------------------------------------   ---------------------------------------
                                                  2006          2005          2004          2006          2005          2004
                                              -----------   -----------   -----------   -----------   -----------   -----------


INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............   $   179,294   $    93,880   $   126,711   $   483,226   $   442,745   $   315,358
  Net realized gains (losses) on
     investments...........................       413,901       168,515       273,118       (45,452)        9,237        67,236
  Net unrealized appreciation
     (depreciation) on investments.........       342,183       (24,132)      338,763       (11,003)     (265,050)       75,106
                                              -----------   -----------   -----------   -----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from operations.............       935,378       238,263       738,592       426,771       186,932       457,700
                                              -----------   -----------   -----------   -----------   -----------   -----------
From capital transactions:
  Payments received from policy owners.....       956,318       961,034     1,086,984     1,239,705     1,406,844     1,556,685
  Transfers between divisions (including
     fixed account), net...................      (491,076)     (635,577)   (1,193,533)       65,099      (647,772)   (1,574,447)
  Transfers for contract benefits and
     terminations..........................    (1,757,145)     (316,682)     (929,619)   (2,077,592)     (857,645)     (853,560)
  Contract maintenance charges.............            --            --            --            --            --            --
                                              -----------   -----------   -----------   -----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from capital transactions...    (1,291,903)        8,775    (1,036,168)     (772,788)      (98,573)     (871,322)
                                              -----------   -----------   -----------   -----------   -----------   -----------
NET CHANGE IN NET ASSETS...................      (356,525)      247,038      (297,576)     (346,017)       88,359      (413,622)
NET ASSETS-BEGINNING OF PERIOD.............    10,487,287    10,240,249    10,537,825    13,494,810    13,406,451    13,820,073
                                              -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS-END OF PERIOD...................   $10,130,762   $10,487,287   $10,240,249   $13,148,793   $13,494,810   $13,406,451
                                              ===========   ===========   ===========   ===========   ===========   ===========


                                                     BLACKROCK STRATEGIC VALUE
                                                              DIVISION
                                              ---------------------------------------
                                                  2006          2005          2004
                                              -----------   -----------   -----------


INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............   $   (41,737)  $   (69,686)  $   (56,588)
  Net realized gains (losses) on
     investments...........................     2,757,734     1,177,231       774,046
  Net unrealized appreciation
     (depreciation) on investments.........      (927,574)     (702,631)      599,751
                                              -----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from operations.............     1,788,423       404,914     1,317,209
                                              -----------   -----------   -----------
From capital transactions:
  Payments received from policy owners.....     1,145,392     1,241,227     1,277,357
  Transfers between divisions (including
     fixed account), net...................       153,347      (240,002)     (576,573)
  Transfers for contract benefits and
     terminations..........................    (1,181,499)     (486,580)     (257,734)
  Contract maintenance charges.............            --            --            --
                                              -----------   -----------   -----------
  Net increase (decrease) in net assets
     resulting from capital transactions...       117,240       514,645       443,050
                                              -----------   -----------   -----------
NET CHANGE IN NET ASSETS...................     1,905,663       919,559     1,760,259
NET ASSETS-BEGINNING OF PERIOD.............    11,129,744    10,210,185     8,449,926
                                              -----------   -----------   -----------
NET ASSETS-END OF PERIOD...................   $13,035,407   $11,129,744   $10,210,185
                                              ===========   ===========   ===========





   The accompanying notes are an integral part of these financial statements.

                RUSSELL 2000 INDEX                   HARRIS OAKMARK LARGE CAP VALUE           BLACKROCK LEGACY LARGE CAP GROWTH
                     DIVISION                                   DIVISION                                  DIVISION
      --------------------------------------    ---------------------------------------    --------------------------------------
         2006          2005          2004          2006          2005           2004          2006          2005          2004
      ----------    ----------    ----------    ----------    ----------    -----------    ----------    ----------    ----------




      $   12,918    $   10,878    $   (2,877)   $    9,565    $    5,566    $     8,712    $   (9,733)   $   (2,154)   $  (11,696)
         274,674       369,076       268,901       188,716       122,491        538,304        85,783        82,680         4,935
         389,864      (207,834)      221,267       495,868      (189,982)      (199,782)       16,557        76,807       181,202
      ----------    ----------    ----------    ----------    ----------    -----------    ----------    ----------    ----------
         677,456       172,120       487,291       694,149       (61,925)       347,234        92,607       157,333       174,441
      ----------    ----------    ----------    ----------    ----------    -----------    ----------    ----------    ----------

         645,241       634,540       632,146       512,958       624,164        619,998       476,899       508,916       600,433
          52,569      (638,332)      297,590       (36,702)      (86,448)    (1,290,069)        3,385      (316,082)     (357,290)
        (543,517)      (84,725)     (125,064)     (561,137)     (224,812)       (51,318)     (426,379)     (217,481)     (222,217)
              --            --            --            --            --             --            --            --            --
      ----------    ----------    ----------    ----------    ----------    -----------    ----------    ----------    ----------
         154,293       (88,517)      804,672       (84,881)      312,904       (721,389)       53,905       (24,647)       20,926
      ----------    ----------    ----------    ----------    ----------    -----------    ----------    ----------    ----------
         831,749        83,603     1,291,963       609,268       250,979       (374,155)      146,512       132,686       195,367
       3,675,841     3,592,238     2,300,275     3,974,600     3,723,621      4,097,776     2,466,243     2,333,557     2,138,190
      ----------    ----------    ----------    ----------    ----------    -----------    ----------    ----------    ----------
      $4,507,590    $3,675,841    $3,592,238    $4,583,868    $3,974,600    $ 3,723,621    $2,612,755    $2,466,243    $2,333,557
      ==========    ==========    ==========    ==========    ==========    ===========    ==========    ==========    ==========


            HARRIS OAKMARK FOCUSED VALUE
                      DIVISION
      ----------------------------------------
          2006          2005           2004
      -----------    ----------    -----------




      $   (17,831)   $  (34,338)   $   (31,073)
        1,013,378       743,956        722,690
         (246,155)     (142,831)      (134,412)
      -----------    ----------    -----------
          749,392       566,787        557,205
      -----------    ----------    -----------

          916,745       981,726      1,220,867
          (97,348)     (988,873)    (1,473,683)
       (1,138,235)     (688,316)      (353,071)
               --            --             --
      -----------    ----------    -----------
         (318,838)     (695,463)      (605,887)
      -----------    ----------    -----------
          430,554      (128,676)       (48,682)
        6,499,717     6,628,393      6,677,075
      -----------    ----------    -----------
      $ 6,930,271    $6,499,717    $ 6,628,393
      ===========    ==========    ===========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                         DAVIS VENTURE VALUE                      BLACKROCK MONEY MARKET
                                                               DIVISION                                  DIVISION
                                                -------------------------------------   -----------------------------------------
                                                    2006         2005         2004          2006          2005           2004
                                                -----------   ----------   ----------   -----------   ------------   ------------


INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)...............   $    40,476   $    7,240   $     (440)  $   699,297   $    467,720   $    107,069
  Net realized gains (losses) on
     investments.............................       743,693      223,191      110,849            --             --             --
  Net unrealized appreciation (depreciation)
     on investments..........................       298,057      241,761      226,205            --             --             --
                                                -----------   ----------   ----------   -----------   ------------   ------------
  Net increase (decrease) in net assets
     resulting from operations...............     1,082,226      472,192      336,614       699,297        467,720        107,069
                                                -----------   ----------   ----------   -----------   ------------   ------------
From capital transactions:
  Payments received from policy owners.......     1,006,574      795,681      683,636     4,146,633      5,879,443      8,270,118
  Transfers between divisions (including
     fixed account), net.....................     1,198,013    2,703,122      294,513    (2,185,822)   (12,159,994)   (14,009,718)
  Transfers for contract benefits and
     terminations............................    (1,144,862)    (319,322)    (155,934)   (2,779,672)    (2,403,801)    (2,552,988)
  Contract maintenance charges...............            --           --           --            --             --             --
                                                -----------   ----------   ----------   -----------   ------------   ------------
  Net increase (decrease) in net assets
     resulting from capital transactions.....     1,059,725    3,179,481      822,215      (818,861)    (8,684,352)    (8,292,588)
                                                -----------   ----------   ----------   -----------   ------------   ------------
NET CHANGE IN NET ASSETS.....................     2,141,951    3,651,673    1,158,829      (119,564)    (8,216,632)    (8,185,519)
NET ASSETS-BEGINNING OF PERIOD...............     7,095,015    3,443,342    2,284,513    17,132,921     25,349,553     33,535,072
                                                -----------   ----------   ----------   -----------   ------------   ------------
NET ASSETS-END OF PERIOD.....................   $ 9,236,966   $7,095,015   $3,443,342   $17,013,357   $ 17,132,921   $ 25,349,553
                                                ===========   ==========   ==========   ===========   ============   ============


                                                        BLACKROCK BOND INCOME
                                                              DIVISION
                                                ------------------------------------
                                                   2006         2005         2004
                                                ----------   ----------   ----------


INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)...............   $  115,279   $   70,789   $   50,238
  Net realized gains (losses) on
     investments.............................      (23,374)      (8,056)      29,901
  Net unrealized appreciation (depreciation)
     on investments..........................       (2,113)     (21,556)       5,361
                                                ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from operations...............       89,792       41,177       85,500
                                                ----------   ----------   ----------
From capital transactions:
  Payments received from policy owners.......      310,348      348,562      332,776
  Transfers between divisions (including
     fixed account), net.....................      223,877       57,584      502,078
  Transfers for contract benefits and
     terminations............................     (428,629)     (73,467)     (45,042)
  Contract maintenance charges...............           --           --           --
                                                ----------   ----------   ----------
  Net increase (decrease) in net assets
     resulting from capital transactions.....      105,596      332,679      789,812
                                                ----------   ----------   ----------
NET CHANGE IN NET ASSETS.....................      195,388      373,856      875,312
NET ASSETS-BEGINNING OF PERIOD...............    2,254,512    1,880,656    1,005,344
                                                ----------   ----------   ----------
NET ASSETS-END OF PERIOD.....................   $2,449,900   $2,254,512   $1,880,656
                                                ==========   ==========   ==========




-------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 1, 2005 to December 31, 2005

   The accompanying notes are an integral part of these financial statements.

                                                                                             WESTERN ASSET MANAGEMENT U.S.
             BLACKROCK AGGRESSIVE GROWTH                     MFS TOTAL RETURN                         GOVERNMENT
                      DIVISION                                   DIVISION                              DIVISION
      ----------------------------------------    --------------------------------------    ------------------------------
         2006           2005           2004          2006          2005          2004         2006        2005     2004(A)
      ----------    -----------    -----------    ----------    ----------    ----------    --------    -------    -------




      $  (38,434)   $   (41,673)   $   (41,172)   $  139,453    $   49,580    $   75,180    $  5,421    $   624    $  (149)
         591,190        756,356        612,239       165,462       112,625      (120,916)       (756)     1,466         36
        (272,451)      (176,968)       100,578       200,714       (49,957)      440,355       2,043       (564)       836
      ----------    -----------    -----------    ----------    ----------    ----------    --------    -------    -------
         280,305        537,715        671,645       505,629       112,248       394,619       6,708      1,526        723
      ----------    -----------    -----------    ----------    ----------    ----------    --------    -------    -------

         701,080        650,061        759,067       602,117       665,193       696,751      33,532     11,372         80
        (215,679)      (919,785)    (1,389,718)       22,105      (452,236)     (308,100)     82,348     18,048     66,787
        (948,723)      (996,149)      (374,227)     (664,100)     (193,170)     (206,451)    (17,471)      (157)        --
              --             --             --            --            --            --          --         --         --
      ----------    -----------    -----------    ----------    ----------    ----------    --------    -------    -------
        (463,322)    (1,265,873)    (1,004,878)      (39,878)       19,787       182,200      98,409     29,263     66,867
      ----------    -----------    -----------    ----------    ----------    ----------    --------    -------    -------
        (183,017)      (728,158)      (333,233)      465,751       132,035       576,819     105,117     30,789     67,590
       5,402,184      6,130,342      6,463,575     4,415,547     4,283,512     3,706,693      98,379     67,590         --
      ----------    -----------    -----------    ----------    ----------    ----------    --------    -------    -------
      $5,219,167    $ 5,402,184    $ 6,130,342    $4,881,298    $4,415,547    $4,283,512    $203,496    $98,379    $67,590
      ==========    ===========    ===========    ==========    ==========    ==========    ========    =======    =======


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                                                                      METLIFE
                                                                                                                     MODERATE
                                                                                                                        TO
                                                                                METLIFE                               AGGRES-
                                                            METLIFE         CONSERVATIVE TO                            SIVE
                                                          CONSERVATIVE          MODERATE         METLIFE MODERATE     ALLOCA-
                                                           ALLOCATION          ALLOCATION           ALLOCATION         TION
                                                            DIVISION            DIVISION             DIVISION        DIVISION
                                                       -----------------   -----------------   -------------------   --------
                                                         2006    2005(B)     2006    2005(B)     2006      2005(B)     2006
                                                       -------   -------   -------   -------   --------   --------   --------


INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)......................   $   301    $   29   $   135     $--     $  1,352   $     64   $  1,523
  Net realized gains (losses) on investments........       132        67       (39)     --        1,989         85      4,712
  Net unrealized appreciation (depreciation) on
     investments....................................       142        57         2       3       12,149        130     20,906
                                                       -------    ------   -------     ---     --------   --------   --------
  Net increase (decrease) in net assets resulting
     from operations................................       575       153        98       3       15,490        279     27,141
                                                       -------    ------   -------     ---     --------   --------   --------
From capital transactions:
  Payments received from policy owners..............     2,858        --     6,294      --       90,842     24,984    108,490
  Transfers between divisions (including fixed
     account), net..................................        29        --    (4,600)     83      117,851    (10,193)   218,383
  Transfers for contract benefits and terminations..    (2,622)    8,839    (1,404)     --      (56,585)        --    (77,374)
  Contract maintenance charges......................        --        --        --      --           --         --         --
                                                       -------    ------   -------     ---     --------   --------   --------
  Net increase (decrease) in net assets resulting
     from capital transactions......................       265     8,839       290      83      152,108     14,791    249,499
                                                       -------    ------   -------     ---     --------   --------   --------
NET CHANGE IN NET ASSETS............................       840     8,992       388      86      167,598     15,070    276,640
NET ASSETS-BEGINNING OF PERIOD......................     8,992        --        86      --       15,070         --     37,186
                                                       -------    ------   -------     ---     --------   --------   --------
NET ASSETS-END OF PERIOD............................   $ 9,832    $8,992   $   474     $86     $182,668   $ 15,070   $313,826
                                                       =======    ======   =======     ===     ========   ========   ========


                                                       METLIFE
                                                        MODER-
                                                        ATE TO
                                                       AGGRES-
                                                         SIVE
                                                       ALLOCA-
                                                         TION    METLIFE AGGRESSIVE
                                                        DIVI-        ALLOCATION
                                                         SION         DIVISION
                                                       -------   ------------------
                                                       2005(B)     2006     2005(B)
                                                       -------   --------   -------


INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)......................   $   146   $    149    $    8
  Net realized gains (losses) on investments........        31        811         5
  Net unrealized appreciation (depreciation) on
     investments....................................         1      3,243       (14)
                                                       -------   --------    ------
  Net increase (decrease) in net assets resulting
     from operations................................       178      4,203        (1)
                                                       -------   --------    ------
From capital transactions:
  Payments received from policy owners..............     1,758     37,133       600
  Transfers between divisions (including fixed
     account), net..................................    35,250     20,691     1,370
  Transfers for contract benefits and terminations..        --    (14,442)       --
  Contract maintenance charges......................        --         --        --
                                                       -------   --------    ------
  Net increase (decrease) in net assets resulting
     from capital transactions......................    37,008     43,382     1,970
                                                       -------   --------    ------
NET CHANGE IN NET ASSETS............................    37,186     47,585     1,969
NET ASSETS-BEGINNING OF PERIOD......................        --      1,969        --
                                                       -------   --------    ------
NET ASSETS-END OF PERIOD............................   $37,186   $ 49,554    $1,969
                                                       =======   ========    ======




-------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 1, 2005 to December 31, 2005

   The accompanying notes are an integral part of these financial statements.

         LEGG MASON AGGRESSIVE GROWTH             RCM GLOBAL TECHNOLOGY                     PIMCO TOTAL RETURN
                   DIVISION                              DIVISION                                DIVISION
      ----------------------------------    ---------------------------------    ----------------------------------------
         2006        2005         2004         2006        2005        2004          2006          2005           2004
      ---------    --------    ---------    ---------    --------    --------    -----------    ----------    -----------




      $  (5,888)   $ (1,827)   $  (1,759)   $  (1,705)   $ (1,865)   $ (1,617)   $   192,081    $  (24,045)   $   455,851
         37,708      24,336       13,147       48,944        (957)     32,631        (34,955)       36,530         57,707
       (119,887)     24,658       13,327      (22,876)     58,921     (44,155)       257,811       139,888       (138,195)
      ---------    --------    ---------    ---------    --------    --------    -----------    ----------    -----------
        (88,067)     47,167       24,715       24,363      56,099     (13,141)       414,937       152,373        375,363
      ---------    --------    ---------    ---------    --------    --------    -----------    ----------    -----------

        422,140      84,196       99,413       76,234      86,242      82,062        903,979       846,296        840,621
        157,167     (22,317)    (104,153)    (198,082)    113,820     (65,788)     2,227,410       (90,104)    (1,284,480)
        (85,616)    (50,190)      (8,072)     (80,298)    (56,206)     (9,841)      (992,906)     (267,856)      (126,273)
             --          --           --           --          --          --             --            --             --
      ---------    --------    ---------    ---------    --------    --------    -----------    ----------    -----------
        493,691      11,689      (12,812)    (202,146)    143,856       6,433      2,138,483       488,336       (570,132)
      ---------    --------    ---------    ---------    --------    --------    -----------    ----------    -----------
        405,624      58,856       11,903     (177,783)    199,955      (6,708)     2,553,420       640,709       (194,769)
        421,236     362,380      350,477      504,657     304,702     311,410      7,928,508     7,287,799      7,482,568
      ---------    --------    ---------    ---------    --------    --------    -----------    ----------    -----------
      $ 826,860    $421,236    $ 362,380    $ 326,874    $504,657    $304,702    $10,481,928    $7,928,508    $ 7,287,799
      =========    ========    =========    =========    ========    ========    ===========    ==========    ===========


           T. ROWE PRICE MID-CAP GROWTH
                     DIVISION
      --------------------------------------
         2006          2005          2004
      ----------    ----------    ----------




      $  (19,736)   $  (11,912)   $   (8,127)
         440,953       157,900        84,829
        (342,560)      116,218       159,685
      ----------    ----------    ----------
          78,657       262,206       236,387
      ----------    ----------    ----------

         644,275       286,454       205,028
         300,846       216,942       472,599
        (551,868)      (83,130)      (51,360)
              --            --            --
      ----------    ----------    ----------
         393,253       420,266       626,267
      ----------    ----------    ----------
         471,910       682,472       862,654
       2,445,959     1,763,487       900,833
      ----------    ----------    ----------
      $2,917,869    $2,445,959    $1,763,487
      ==========    ==========    ==========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                         MET/AIM SMALL CAP GROWTH               LAZARD MID-CAP
                                                                 DIVISION                          DIVISION
                                                    ---------------------------------   ------------------------------
                                                       2006        2005        2004       2006       2005       2004
                                                    ----------   --------   ---------   --------   --------   --------


INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)...................   $   (5,407)  $ (4,711)  $  (3,443)  $    516   $    (59)  $ (1,546)
  Net realized gains (losses) on investments.....      165,447     25,743      63,157     49,034     68,389     31,745
  Net unrealized appreciation (depreciation) on
     investments.................................      (32,890)    48,578     (18,780)    16,618    (41,895)    14,531
                                                    ----------   --------   ---------   --------   --------   --------
  Net increase (decrease) in net assets resulting
     from operations.............................      127,150     69,610      40,934     66,168     26,435     44,730
                                                    ----------   --------   ---------   --------   --------   --------
From capital transactions:
  Payments received from policy owners...........      103,435    111,968     193,150     81,406     73,308     51,803
  Transfers between divisions (including fixed
     account), net...............................      121,660    (17,500)   (163,969)   438,424    (36,935)    38,765
  Transfers for contract benefits and
     terminations................................     (130,793)   (11,900)    (11,911)   (73,565)   (38,210)   (75,805)
  Contract maintenance charges...................           --         --          --         --         --         --
                                                    ----------   --------   ---------   --------   --------   --------
  Net increase (decrease) in net assets resulting
     from capital transactions...................       94,302     82,568      17,270    446,265     (1,837)    14,763
                                                    ----------   --------   ---------   --------   --------   --------
NET CHANGE IN NET ASSETS.........................      221,452    152,178      58,204    512,433     24,598     59,493
NET ASSETS-BEGINNING OF PERIOD...................      964,744    812,566     754,362    368,754    344,156    284,663
                                                    ----------   --------   ---------   --------   --------   --------
NET ASSETS-END OF PERIOD.........................   $1,186,196   $964,744   $ 812,566   $881,187   $368,754   $344,156
                                                    ==========   ========   =========   ========   ========   ========


                                                         HARRIS OAKMARK INTERNATIONAL
                                                                   DIVISION
                                                    -------------------------------------
                                                        2006         2005         2004
                                                    -----------   ----------   ----------


INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)...................   $   122,562   $  (16,211)  $  (10,167)
  Net realized gains (losses) on investments.....       870,767      163,390      316,743
  Net unrealized appreciation (depreciation) on
     investments.................................     1,040,476      374,891       86,259
                                                    -----------   ----------   ----------
  Net increase (decrease) in net assets resulting
     from operations.............................     2,033,805      522,070      392,835
                                                    -----------   ----------   ----------
From capital transactions:
  Payments received from policy owners...........       809,498      454,356      284,988
  Transfers between divisions (including fixed
     account), net...............................     3,957,014    2,004,506     (146,252)
  Transfers for contract benefits and
     terminations................................    (1,219,349)    (165,264)     (16,245)
  Contract maintenance charges...................            --           --           --
                                                    -----------   ----------   ----------
  Net increase (decrease) in net assets resulting
     from capital transactions...................     3,547,163    2,293,598      122,491
                                                    -----------   ----------   ----------
NET CHANGE IN NET ASSETS.........................     5,580,968    2,815,668      515,326
NET ASSETS-BEGINNING OF PERIOD...................     5,217,697    2,402,029    1,886,703
                                                    -----------   ----------   ----------
NET ASSETS-END OF PERIOD.........................   $10,798,665   $5,217,697   $2,402,029
                                                    ===========   ==========   ==========




-------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 1, 2005 to December 31, 2005

   The accompanying notes are an integral part of these financial statements.

           LORD ABBETT GROWTH AND INCOME               LORD ABBETT MID-CAP VALUE                 MFS RESEARCH INTERNATIONAL
                     DIVISION                                   DIVISION                                  DIVISION
      --------------------------------------    ---------------------------------------    --------------------------------------
         2006          2005          2004           2006          2005          2004          2006          2005          2004
      ----------    ----------    ----------    -----------    ----------    ----------    ----------    ----------    ----------




      $   33,228    $   12,684    $   37,557    $     3,263    $   (6,454)   $   76,964    $   40,071    $   (1,539)   $     (745)
         308,381       122,103        50,316        780,435       341,833       984,697       581,566       295,091      (458,151)
          83,506       (59,691)      285,087       (380,064)       57,145       (61,754)      143,517       201,096       955,286
      ----------    ----------    ----------    -----------    ----------    ----------    ----------    ----------    ----------
         425,115        75,096       372,960        403,634       392,524       999,907       765,154       494,648       496,390
      ----------    ----------    ----------    -----------    ----------    ----------    ----------    ----------    ----------

         297,100       340,514       472,701        366,941       456,426       578,866       355,597       430,380       558,255
        (116,971)     (412,697)     (435,313)    (2,029,056)     (775,374)     (547,810)     (177,773)     (490,375)     (851,971)
        (553,305)     (374,639)     (311,052)      (863,098)     (327,891)     (114,575)     (907,135)     (486,835)     (244,411)
              --            --            --             --            --            --            --            --            --
      ----------    ----------    ----------    -----------    ----------    ----------    ----------    ----------    ----------
        (373,176)     (446,822)     (273,664)    (2,525,213)     (646,839)      (83,519)     (729,311)     (546,830)     (538,127)
      ----------    ----------    ----------    -----------    ----------    ----------    ----------    ----------    ----------
          51,939      (371,726)       99,296     (2,121,579)     (254,315)      916,388        35,843       (52,182)      (41,737)
       2,626,405     2,998,131     2,898,835      5,364,769     5,619,084     4,702,696     3,323,842     3,376,024     3,417,761
      ----------    ----------    ----------    -----------    ----------    ----------    ----------    ----------    ----------
      $2,678,344    $2,626,405    $2,998,131    $ 3,243,190    $5,364,769    $5,619,084    $3,359,685    $3,323,842    $3,376,024
      ==========    ==========    ==========    ===========    ==========    ==========    ==========    ==========    ==========


          NEUBERGER BERMAN REAL ESTATE
                    DIVISION
      ------------------------------------
         2006          2005        2004(A)
      ----------    ----------    --------




      $   13,993    $   (3,715)   $   (251)
         222,262        22,477       9,535
         348,153       157,099       9,595
      ----------    ----------    --------
         584,408       175,861      18,879
      ----------    ----------    --------

         249,019       147,589       4,751
         428,837     1,002,393     191,435
        (112,749)      (12,129)         --
              --            --          --
      ----------    ----------    --------
         565,107     1,137,853     196,186
      ----------    ----------    --------
       1,149,515     1,313,714     215,065
       1,528,779       215,065          --
      ----------    ----------    --------
      $2,678,294    $1,528,779    $215,065
      ==========    ==========    ========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                                                  OPPENHEIMER        AMERICAN
                                                                                                    CAPITAL           FUNDS
                                                             LORD ABBETT BOND DEBENTURE           APPRECIATION        GROWTH
                                                                      DIVISION                      DIVISION         DIVISION
                                                       -------------------------------------   -----------------   -----------
                                                           2006         2005         2004        2006    2005(B)       2006
                                                       -----------   ----------   ----------   -------   -------   -----------


INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)......................   $   555,592   $  961,675   $  542,604   $     5     $ --    $    83,780
  Net realized gains (losses) on investments........           (41)    (968,045)    (340,889)       75        8      1,375,379
  Net unrealized appreciation (depreciation) on
     investments....................................       272,472      131,919      468,571        33       (2)       990,418
                                                       -----------   ----------   ----------   -------     ----    -----------
  Net increase (decrease) in net assets resulting
     from operations................................       828,023      125,549      670,286       113        6      2,449,577
                                                       -----------   ----------   ----------   -------     ----    -----------
From capital transactions:
  Payments received from policy owners..............       818,058      825,056      888,607     2,655      371      4,592,815
  Transfers between divisions (including fixed
     account), net..................................     1,510,157      423,189     (796,735)      983      234      4,101,580
  Transfers for contract benefits and terminations..      (959,646)    (713,999)    (343,183)   (2,792)      --     (3,703,911)
  Contract maintenance charges......................            --           --           --        --       --             --
                                                       -----------   ----------   ----------   -------     ----    -----------
  Net increase (decrease) in net assets resulting
     from capital transactions......................     1,368,569      534,246     (251,311)      846      605      4,990,484
                                                       -----------   ----------   ----------   -------     ----    -----------
NET CHANGE IN NET ASSETS............................     2,196,592      659,795      418,975       959      611      7,440,061
NET ASSETS-BEGINNING OF PERIOD......................     8,816,674    8,156,879    7,737,904       611       --     22,889,304
                                                       -----------   ----------   ----------   -------     ----    -----------
NET ASSETS-END OF PERIOD............................   $11,013,266   $8,816,674   $8,156,879   $ 1,570     $611    $30,329,365
                                                       ===========   ==========   ==========   =======     ====    ===========


                                                         AMERICAN FUNDS GROWTH
                                                                DIVISION
                                                       -------------------------
                                                           2005          2004
                                                       -----------   -----------


INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)......................   $    42,692   $   (47,573)
  Net realized gains (losses) on investments........       945,991       728,441
  Net unrealized appreciation (depreciation) on
     investments....................................     2,051,285     1,029,536
                                                       -----------   -----------
  Net increase (decrease) in net assets resulting
     from operations................................     3,039,968     1,710,404
                                                       -----------   -----------
From capital transactions:
  Payments received from policy owners..............     2,556,795     2,390,292
  Transfers between divisions (including fixed
     account), net..................................       963,342     3,123,453
  Transfers for contract benefits and terminations..      (817,766)     (375,368)
  Contract maintenance charges......................            --            --
                                                       -----------   -----------
  Net increase (decrease) in net assets resulting
     from capital transactions......................     2,702,371     5,138,377
                                                       -----------   -----------
NET CHANGE IN NET ASSETS............................     5,742,339     6,848,781
NET ASSETS-BEGINNING OF PERIOD......................    17,146,965    10,298,184
                                                       -----------   -----------
NET ASSETS-END OF PERIOD............................   $22,889,304   $17,146,965
                                                       ===========   ===========




-------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 1, 2005 to December 31, 2005


   The accompanying notes are an integral part of these financial statements.


                                                         AMERICAN FUNDS GLOBAL SMALL
             AMERICAN FUNDS GROWTH-INCOME                       CAPITALIZATION
                       DIVISION                                    DIVISION
      -----------------------------------------    ---------------------------------------
          2006           2005           2004           2006          2005          2004
      -----------    -----------    -----------    -----------    ----------    ----------




      $   173,395    $   116,900    $    55,765    $    (2,706)   $   21,968    $  (21,077)
          743,400      1,021,795        396,586      1,216,843       402,138       192,254
        1,288,425       (305,127)       796,378         76,639       736,865       543,161
      -----------    -----------    -----------    -----------    ----------    ----------
        2,205,220        833,568      1,248,729      1,290,776     1,160,971       714,338
      -----------    -----------    -----------    -----------    ----------    ----------

        2,882,892      1,973,430      1,999,923        772,410       718,898       664,049
          778,038     (2,461,480)     5,752,288       (831,416)      (39,904)      908,923
       (2,004,296)      (953,173)    (1,017,684)    (1,048,085)     (181,414)     (160,727)
               --             --             --             --            --            --
      -----------    -----------    -----------    -----------    ----------    ----------
        1,656,634     (1,441,223)     6,734,527     (1,107,091)      497,580     1,412,245
      -----------    -----------    -----------    -----------    ----------    ----------
        3,861,854       (607,655)     7,983,256        183,685     1,658,551     2,126,583
       14,521,091     15,128,746      7,145,490      6,255,272     4,596,721     2,470,138
      -----------    -----------    -----------    -----------    ----------    ----------
      $18,382,945    $14,521,091    $15,128,746    $ 6,438,957    $6,255,272    $4,596,721
      ===========    ===========    ===========    ===========    ==========    ==========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. BUSINESS

General American Separate Account Eleven (the "Separate Account"), a Separate Account of General American Life Insurance Company ("General American"), was established by General American's Board of Directors on January 30, 1985 to support General American's operations with respect to certain variable life policies ("Policies"). General American is an indirect, wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on November 10, 1986 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Insurance Department. The Separate Account supports variable life insurance Policies.

The Separate Account is divided into divisions ("Divisions"), each of which is treated as an individual separate account for financial reporting purposes. The divisions of the Separate Account invest in shares of the portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds, Met Investors Fund, Van Eck Worldwide Fund, Russell Funds and J.P. Morgan Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of General American. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from General American's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business General American may conduct.

The following Divisions were available for investment as of December 31, 2006:



VIP Equity-Income Division                       Davis Venture Value Division
VIP Growth Division                              BlackRock Money Market Division
VIP Overseas Division                            BlackRock Bond Income Division
VIP Mid Cap Division                             BlackRock Aggressive Growth Division
Van Eck Worldwide Hard Assets Division           MFS Total Return Division
Van Eck Worldwide Emerging Markets Division      Western Asset Management U.S. Government
                                                 Division
Russell Multi-Style Equity Division              MetLife Conservative Allocation Division
Russell Core Bond Division                       MetLife Conservative to Moderate Allocation
                                                 Division
Russell Aggressive Equity Division               MetLife Moderate Allocation Division
Russell Non-US Division                          MetLife Moderate to Aggressive Allocation
                                                 Division
J.P. Morgan Bond Division                        MetLife Aggressive Allocation Division
J.P. Morgan Small Company Division               Legg Mason Aggressive Growth Division
FI Mid Cap Opportunities Division                RCM Global Technology Division
T. Rowe Price Small Cap Growth Division          PIMCO Total Return Division
T. Rowe Price Large Cap Growth Division          T. Rowe Price Mid-Cap Growth Division
Neuberger Berman Mid Cap Value Division          Met/AIM Small Cap Growth Division
FI International Stock Division                  Lazard Mid-Cap Division
Morgan Stanley EAFE Index Division               Harris Oakmark International Division
MetLife Stock Index Division                     Lord Abbett Growth and Income Division
MetLife Mid Cap Stock Index Division             Lord Abbett Mid-Cap Value Division
BlackRock Large Cap Value Division               MFS Research International Division
BlackRock Diversified Division*                  Neuberger Berman Real Estate Division
Lehman Brothers Aggregate Bond Index Division    Lord Abbett Bond Debenture Division
BlackRock Strategic Value Division               Oppenheimer Capital Appreciation Division
Russell 2000 Index Division                      American Funds Growth Division
Harris Oakmark Large Cap Value Division          American Funds Growth-Income Division
BlackRock Legacy Large Cap Growth Division       American Funds Global Small Capitalization
                                                 Division
Harris Oakmark Focused Value Division


   * This investment Division within the Separate Account invests in two or more share classes within the underlying portfolios of the Funds that may assess 12b-1 fees.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)



1. BUSINESS--(CONTINUED)


The operations of the Divisions changed as follows during the years ended December 31, 2006 and 2005:

For the year ended December 31, 2006:

NAME CHANGES:


OLD NAME                                         NEW NAME
--------                                         --------


Salomon Brothers U.S. Government Division        Western Asset Management U.S. Government
                                                 Division


For the year ended December 31, 2005:

NAME CHANGES:


OLD NAME                                         NEW NAME
--------                                         --------


Met/AIM Mid Cap Core Equity Division             Lazard Mid-Cap Division
Neuberger Berman Partners Mid-Cap Value          Neuberger Berman Mid-Cap Value Division
  Division
State Street Research Aggressive Growth          BlackRock Aggressive Growth Division
  Division
State Street Research Aurora Division            BlackRock Strategic Value Division
State Street Research Bond Income Division       BlackRock Bond Income Division
State Street Research Diversified Division       BlackRock Diversified Division
State Street Research Large Cap Value Division   BlackRock Large Cap Value Division
State Street Research Large Cap Growth Division  BlackRock Legacy Large Cap Growth Division
State Street Research Money Market Division      BlackRock Money Market Division
PIMCO PEA Innovation Division                    RCM Global Technology Division


SUBSTITUTIONS:


OLD PORTFOLIO                                    NEW PORTFOLIO
-------------                                    -------------


VIP High Income Division                         Lord Abbett Bond Debenture Division




2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

   A. VALUATION OF INVESTMENTS

      Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the pamortized cost method of valuation, which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

   B. SECURITY TRANSACTIONS

      Purchases and sales are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

   C. FEDERAL INCOME TAXES

      The operations of the Separate Account are included in the Federal income tax return of General American, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, General American does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. General American will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Policies.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)



2. SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)


   D. NET PREMIUMS

      General American deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, General American deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal tax charge is imposed in connection with certain Policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

   E. USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

   F. PREMIUM PAYMENTS

      Premium payments received by General American are credited as accumulation units as of the end of the valuation period in which received.

   G. RECLASSIFICATION

      In prior year Statement of Operations, the Separate Account reported dividend income and realized gain distributions collectively as dividend income. The realized gain distributions have been reclassified and now appear as a separate line item in the Statement of Operations for all periods presented. In the prior year financial statements, the realized gain distributions were included in the calculations of the investment income ratios. These distributions were appropriately excluded from the current year calculations and prior year periods have been adjusted to conform to the current year presentation. These reclassifications had no effect on the net assets of the Divisions or unit values of the Policies.

      Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, reimbursement of expenses incurred in distributing the Policies, and assuming certain risks in connection with the Policies. Prior to the allocation of net premiums among General American's general account and the Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

A sales charge of 6% is deducted from each VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL and Frank Russell premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-2000 and JSVUL-2000 premium paid. The sales charge is 5% on all premiums in policy years two through ten, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American for expenses incurred in distributing the Policy and any additional benefits provided by rider. A maximum sales charge of 5% is deducted from each VUL-2002 premium payment. No sales charge is deducted from VUL-100 and Destiny premiums.

Various state and political subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL, Frank Russell, and VUL-2002 premiums, up to 2.25% for each Destiny premium, and the actual tax rate for VUL-2000 and JSVUL-2000 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 and VUL-2002 premiums and a 1.3% deduction is taken from VUL-2000 and JSVUL-2000 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each Policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider. These charges result in the redemption of units.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)



3. EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)


General American has responsibility for the administration of the Policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, General American assesses a monthly administrative charge against each Policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP, Russell VUL and Frank Russell contracts. The charge is $13 per month during the first twelve policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2000 and JSVUL-2000 contracts. The company assesses an initial policy charge of $800 for Destiny premiums. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2002 contracts. This amount is deducted from the cash value as soon as the policy is issued and the initial premium is made. These maintenance charges result in a redemption of units.

An additional administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first twelve policy months and for the first twelve policy months following an increase in the face amount. The charge is $0.08 per month for each $1,000 in policy coverage. For VUL-100, the charge during the first twelve policy months is $0.16 per month for each $1,000 in policy coverage, and in all policy years thereafter, the charge is $0.01 per month for each $1,000 in policy coverage. For VUL-2000, JSVUL-2000, and VUL-2002, there is a charge per $1,000 of the face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount. No charge is deducted from Russell VUL, Frank Russell, VGSP, and Destiny premiums. These administrative charges result in a redemption of units.

The cost of insurance is deducted on each monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month. An additional monthly deduction includes charges for any additional benefits provided by rider. These cost of insurance and rider charges result in the redemption of units.

During the first ten policy years for VUL-95, VGSP, Russell VUL, Frank Russell, Destiny and VUL-2002, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-2000 and JSVUL-2000, the charge is based on the annual target premium, rather than the premiums actually received by General American. These charges result in the redemption of units.

A daily charge is made for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100,
..001366% for Russell-VUL, .0015027% for VUL-2000 and JSVUL-2000, and .0019111%
for Frank Russell of the net assets of each division of the Separate Account, which equals an annual rate of .85% for VUL-95, .70% for VGSP, .90% for VUL-100, ..50% for Russell-VUL, .55% for VUL-2000 and JSVUL-2000, and .70% for Frank Russell.

A monthly charge is made at the policy level for the mortality and expense risks assumed by General American for the Destiny and VUL-2002 products. General American deducts a monthly charge at the rate of .0625% for Destiny and a maximum of .0583333% for VUL-2002 of the cash value of each policy within the Separate Account, which equals an annual rate of .75% for Destiny and a maximum of .70% for VUL-2002. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. Mortality and expense risk charges result in the reduction of unit values.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2006 were as follows:


                                                                       PURCHASES         SALES
                                                                     ------------     -----------


VIP Equity-Income Division........................................   $  9,336,979     $ 4,760,493
VIP Growth Division...............................................      1,168,565       5,010,158
VIP Overseas Division.............................................      1,672,078       2,901,303
VIP Mid Cap Division..............................................      3,092,809       4,592,620
Van Eck Worldwide Hard Assets Divison.............................      1,451,396       1,346,017
Van Eck Worldwide Emerging Markets Division.......................      1,439,073       1,191,987
Russell Multi-Style Equity Division...............................        287,653         807,172
Russell Core Bond Division........................................        315,586         196,885
Russell Aggressive Equity Division................................        529,309         299,707
Russell Non-US Divison............................................        222,878         354,285
J.P. Morgan Bond Division.........................................        472,668         554,802
J.P. Morgan Small Company Division................................      1,593,520       2,160,220
FI Mid Cap Opportunities Division.................................        952,315         436,644
T. Rowe Price Small Cap Growth Division...........................      1,272,274       1,434,536
T. Rowe Price Large Cap Growth Division...........................      1,164,956       2,499,263
Neuberger Berman Mid Cap Value Division...........................      1,232,537         923,467
FI International Stock Division...................................      1,865,817       1,630,775
Morgan Stanley EAFE Index Division................................      1,456,232       2,621,989
MetLife Stock Index Division......................................      7,517,371      12,309,634
MetLife Mid Cap Stock Index Division..............................        305,237         256,114
BlackRock Large Cap Value Division................................      2,349,356       2,234,083
BlackRock Diversified Division....................................        820,592       1,934,915
Lehman Brothers Aggregate Bond Index Division.....................      2,243,968       2,542,706
BlackRock Strategic Value Division................................      3,869,122       1,658,060
Russell 2000 Index Division.......................................        983,890         655,267
Harris Oakmark Large Cap Value Division...........................      1,363,113       1,586,280
BlackRock Legacy Large Cap Growth Division........................        320,330         275,825
Harris Oakmark Focused Value Division.............................      2,248,978       1,988,439
Davis Venture Value Division......................................      5,434,155       4,332,568
BlackRock Money Market Division...................................      5,289,316       5,403,805
BlackRock Bond Income Division....................................      1,117,865         894,318
BlackRock Aggressive Growth Division..............................      1,223,068       1,726,270
MFS Total Return Division.........................................        863,888         657,233
Western Asset Management U.S. Government Division.................        165,838          61,938
MetLife Conservative Allocation Division..........................          3,083           2,403
MetLife Conservative to Moderate Allocation Division..............         10,237           9,712
MetLife Moderate Allocation Division..............................        185,732          30,354
MetLife Moderate to Aggressive Allocation Division................        297,002          42,065
MetLife Aggressive Allocation Division............................         56,496          12,337
Legg Mason Aggressive Growth Division.............................      1,506,477         938,881
RCM Global Technology Division....................................        164,792         387,041
PIMCO Total Return Division.......................................      3,932,196       1,598,842
T. Rowe Price Mid-Cap Growth Division.............................      3,149,991       2,532,534
Met/AIM Small Cap Growth Division.................................        829,600         696,311
Lazard Mid-Cap Division...........................................        544,422          51,143
Harris Oakmark International Divison..............................      5,706,977       1,634,397
Lord Abbett Growth and Income Division............................        591,426         717,104
Lord Abbett Mid-Cap Value Division................................        555,650       2,778,592
MFS Research International Division...............................        826,896       1,282,414
Neuberger Berman Real Estate Division.............................      1,200,958         522,830
Lord Abbett Bond Debenture Division...............................      2,801,918         876,863
Oppenheimer Capital Appreciation Division.........................          5,931           4,770
American Funds Growth Division....................................      9,279,985       4,035,382
American Funds Growth-Income Division.............................      3,927,194       1,850,524
American Funds Global Small Capitalization Division...............      1,719,796       2,487,408
                                                                     ------------     -----------
  Total...........................................................   $102,939,491     $94,731,685
                                                                     ============     ===========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:




                                              VIP           VIP         VIP        VIP     VAN ECK WORLDWIDE   VAN ECK WORLDWIDE
                                         EQUITY-INCOME     GROWTH    OVERSEAS    MID CAP      HARD ASSETS       EMERGING MARKETS
                                            DIVISION      DIVISION   DIVISION   DIVISION        DIVISION            DIVISION
                                         -------------   ---------   --------   --------   -----------------   -----------------


Outstanding at December 31, 2005......     1,222,942     1,958,718    739,654    604,861        118,357             122,268
Activity during 2006:
     Issued...........................       445,478       300,901    140,194    137,703         68,137              57,880
     Redeemed.........................      (324,840)     (509,512)  (208,015)  (270,928)       (71,900)            (65,723)
                                           ---------     ---------   --------   --------        -------             -------
Outstanding at December 31, 2006......     1,343,580     1,750,107    671,833    471,636        114,594             114,425
                                           =========     =========   ========   ========        =======             =======
Outstanding at December 31, 2004......     1,229,677     2,195,040    828,485    663,974         69,488              83,987
Activity during 2005:
     Issued...........................       275,066       376,946    145,414    240,066         92,683              84,795
     Redeemed.........................      (281,801)     (613,268)  (234,245)  (299,179)       (43,814)            (46,514)
                                           ---------     ---------   --------   --------        -------             -------
Outstanding at December 31, 2005......     1,222,942     1,958,718    739,654    604,861        118,357             122,268
                                           =========     =========   ========   ========        =======             =======
Outstanding at December 31, 2003......     1,287,334     2,372,685    854,881    490,805         57,580              81,692
Activity during 2004:
     Issued...........................       259,791       482,292    204,309    322,765         50,581              59,579
     Redeemed.........................      (317,448)     (659,937)  (230,705)  (149,596)       (38,673)            (57,284)
                                           ---------     ---------   --------   --------        -------             -------
Outstanding at December 31, 2004......     1,229,677     2,195,040    828,485    663,974         69,488              83,987
                                           =========     =========   ========   ========        =======             =======


                                               RUSSELL         RUSSELL
                                         MULTI-STYLE EQUITY   CORE BOND
                                              DIVISION         DIVISION
                                         ------------------   ---------


Outstanding at December 31, 2005......         410,599         127,263
Activity during 2006:
     Issued...........................          30,479          17,739
     Redeemed.........................         (66,767)        (14,460)
                                              --------         -------
Outstanding at December 31, 2006......         374,311         130,542
                                              ========         =======
Outstanding at December 31, 2004......         473,528         153,051
Activity during 2005:
     Issued...........................          34,355          16,030
     Redeemed.........................         (97,284)        (41,818)
                                              --------         -------
Outstanding at December 31, 2005......         410,599         127,263
                                              ========         =======
Outstanding at December 31, 2003......         536,328         186,408
Activity during 2004:
     Issued...........................         105,500          25,142
     Redeemed.........................        (168,300)        (58,499)
                                              --------         -------
Outstanding at December 31, 2004......         473,528         153,051
                                              ========         =======


        RUSSELL
      AGGRESSIVE RUSSELLJ.P. MORGAN J.P. MORGAN   FI MID CAP   T. ROWE PRICE   T. ROWE PRICE NEUBERGER BERMAN         FI
        EQUITY   NON-US     BOND   SMALL COMPANYOPPORTUNITIESSMALL CAP GROWTHLARGE CAP GROWTH  MID CAP VALUE INTERNATIONAL STOCK
       DIVISION DIVISION  DIVISION    DIVISION     DIVISION      DIVISION        DIVISION        DIVISION          DIVISION
      --------------------------------------------------------------------------------------------------------------------------


        154,299  156,749  275,424      386,091      484,150       619,816         466,875         193,015           249,702

         14,641    9,454   44,788      145,626      205,304       167,961          94,238          92,145           151,181
        (21,773) (22,913) (60,245)    (181,989)    (107,156)     (180,622)       (234,499)        (88,463)         (138,769)
        -------  -------  -------     --------     --------      --------        --------         -------          --------
        147,167  143,290  259,967      349,728      582,298       607,155         326,614         196,697           262,114
        =======  =======  =======     ========     ========      ========        ========         =======          ========
        175,705  178,514  130,618      391,632      583,280       625,307         497,847         149,047           190,766

         14,404    9,899  192,982      289,274       99,449       258,950         103,014         117,022           126,466
        (35,810) (31,664) (48,176)    (294,815)    (198,579)     (264,441)       (133,986)        (73,054)          (67,530)
        -------  -------  -------     --------     --------      --------        --------         -------          --------
        154,299  156,749  275,424      386,091      484,150       619,816         466,875         193,015           249,702
        =======  =======  =======     ========     ========      ========        ========         =======          ========
        189,819  215,765  123,078      251,683      647,063       693,690         579,476          96,783           175,973

         38,607   26,332   65,039      217,796      150,779       342,117         338,500         104,764            94,742
        (52,721) (63,583) (57,499)     (77,847)    (214,562)     (410,500)       (420,129)        (52,500)          (79,949)
        -------  -------  -------     --------     --------      --------        --------         -------          --------
        175,705  178,514  130,618      391,632      583,280       625,307         497,847         149,047           190,766
        =======  =======  =======     ========     ========      ========        ========         =======          ========


      MORGAN STANLEY
        EAFE INDEX
         DIVISION
      --------------


          536,803

           91,490
         (177,099)
         --------
          451,194
         ========
          511,333

          277,563
         (252,093)
         --------
          536,803
         ========
          445,795

          279,698
         (214,160)
         --------
          511,333
         ========


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)




                                        METLIFE     METLIFE MID CAP      BLACKROCK       BLACKROCK       LEHMAN BROTHERS
                                      STOCK INDEX     STOCK INDEX     LARGE CAP VALUE   DIVERSIFIED   AGGREGATE BOND INDEX
                                        DIVISION        DIVISION          DIVISION        DIVISION          DIVISION
                                      -----------   ---------------   ---------------   -----------   --------------------


Outstanding at December 31, 2005...     4,641,378        52,235            316,595         510,436           774,171
Activity during 2006:
  Issued...........................       608,691        26,315            112,331          56,511           149,966
  Redeemed.........................    (1,084,780)      (18,995)          (112,711)       (101,883)         (195,352)
                                       ----------       -------           --------        --------          --------
Outstanding at December 31, 2006...     4,165,289        59,555            316,215         465,064           728,785
                                       ==========       =======           ========        ========          ========
Outstanding at December 31, 2004...     4,958,034        47,846            316,114         501,929           773,395
Activity during 2005:
  Issued...........................       807,909        25,757             93,393          76,872           202,434
  Redeemed.........................    (1,124,565)      (21,368)           (92,912)        (68,365)         (201,658)
                                       ----------       -------           --------        --------          --------
Outstanding at December 31, 2005...     4,641,378        52,235            316,595         510,436           774,171
                                       ==========       =======           ========        ========          ========
Outstanding at December 31, 2003...     4,946,613        22,410            324,396         548,998           811,587
Activity during 2004:
  Issued...........................     1,387,975        69,182            105,108          83,506           241,889
  Redeemed.........................    (1,376,554)      (43,746)          (113,390)       (130,575)         (280,081)
                                       ----------       -------           --------        --------          --------
Outstanding at December 31, 2004...     4,958,034        47,846            316,114         501,929           773,395
                                       ==========       =======           ========        ========          ========


                                         BLACKROCK        RUSSELL     HARRIS OAKMARK
                                      STRATEGIC VALUE   2000 INDEX   LARGE CAP VALUE
                                          DIVISION       DIVISION        DIVISION
                                      ---------------   ----------   ---------------


Outstanding at December 31, 2005...        575,468        274,071         351,694
Activity during 2006:
  Issued...........................        119,168         95,855          96,334
  Redeemed.........................       (109,935)       (83,839)       (103,001)
                                          --------       --------        --------
Outstanding at December 31, 2006...        584,701        286,087         345,027
                                          ========       ========        ========
Outstanding at December 31, 2004...        544,826        278,388         322,712
Activity during 2005:
  Issued...........................        165,637        113,081         139,196
  Redeemed.........................       (134,995)      (117,398)       (110,214)
                                          --------       --------        --------
Outstanding at December 31, 2005...        575,468        274,071         351,694
                                          ========       ========        ========
Outstanding at December 31, 2003...        518,555        209,637         392,322
Activity during 2004:
  Issued...........................        248,558        201,251         289,932
  Redeemed.........................       (222,287)      (132,500)       (359,542)
                                          --------       --------        --------
Outstanding at December 31, 2004...        544,826        278,388         322,712
                                          ========       ========        ========


      BLACKROCK      HARRIS                                                                                       METLIFE
        LEGACY       OAKMARK              BLACKROCK     BLACKROCK BLACKROCK          WESTERN ASSET    METLIFE  CONSERVATIVE
      LARGE CAP      FOCUSED    DAVIS       MONEY          BOND  AGGRESSIVEMFS TOTAL   MANAGEMENT  CONSERVATIVE TO MODERATE
        GROWTH        VALUE VENTURE VALUE  MARKET         INCOME   GROWTH    RETURN U.S. GOVERNMENT ALLOCATION  ALLOCATION
       DIVISION     DIVISION   DIVISION   DIVISION       DIVISION DIVISION  DIVISION    DIVISION     DIVISION    DIVISION
      ---------     -------------------------------     -------------------------------------------------------------------


        321,441      407,084    516,399   1,349,216       190,536  374,916  281,072         556          86           1

         79,119      106,557    402,562     569,864        70,128   95,853   65,379         924          26          60
        (73,032)    (124,828)  (322,661)   (630,376)      (61,322)(127,871) (63,612)       (378)        (24)        (57)
       --------     --------   --------  ----------      -------- --------  -------      ------         ---         ---
        327,528      388,813    596,300   1,288,704       199,342  342,898  282,839       1,102          88           4
       ========     ========   ========  ==========      ======== ========  =======      ======         ===         ===
        326,113      452,011    277,400   2,059,937       161,638  455,675  280,684         393          --          --

         84,753      173,821    347,650     853,612        88,755   90,094   69,993       2,265          89           1
        (89,425)    (218,748)  (108,651) (1,564,333)      (59,857)(170,853) (69,605)     (2,102)         (3)         --
       --------     --------   --------  ----------      -------- --------  -------      ------         ---         ---
        321,441      407,084    516,399   1,349,216       190,536  374,916  281,072         556          86           1
       ========     ========   ========  ==========      ======== ========  =======      ======         ===         ===
        327,120      493,898    205,707   2,759,691        89,894  562,001  267,110          --          --          --

        118,223      287,751    147,872   1,778,188       189,653  232,157   82,553         400          --          --
       (119,230)    (329,638)   (76,179) (2,477,942)     (117,909)(338,483) (68,979)         (7)         --          --
       --------     --------   --------  ----------      -------- --------  -------      ------         ---         ---
        326,113      452,011    277,400   2,059,937       161,638  455,675  280,684         393          --          --
       ========     ========   ========  ==========      ======== ========  =======      ======         ===         ===


                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


                                                       METLIFE
                                           METLIFE   MODERATE TO    METLIFE   LEGG MASON                            T. ROWE PRICE
                                          MODERATE    AGGRESSIVE  AGGRESSIVE  AGGRESSIVE  RCM GLOBAL      PIMCO        MID-CAP
                                         ALLOCATION   ALLOCATION  ALLOCATION    GROWTH    TECHNOLOGY  TOTAL RETURN      GROWTH
                                          DIVISION     DIVISION    DIVISION    DIVISION    DIVISION     DIVISION       DIVISION
                                         ----------  -----------  ----------  ----------  ----------  ------------  -------------


Outstanding at December 31, 2005.......       139         335          17        47,764      77,982      665,767        191,552
Activity during 2006:
  Issued...............................     1,856       2,786         481       179,089      29,580      427,951        255,710
  Redeemed.............................      (496)       (652)       (119)     (130,153)    (62,345)    (249,222)      (232,471)
                                            -----       -----        ----      --------     -------     --------       --------
Outstanding at December 31, 2006.......     1,499       2,469         379        96,700      45,217      844,496        214,791
                                            =====       =====        ====      ========     =======     ========       ========
Outstanding at December 31, 2004.......        --          --          --        46,651      52,000      624,680        158,648
Activity during 2005:
  Issued...............................       258         349          18        19,411      57,405      335,305         84,521
  Redeemed.............................      (119)        (14)         (1)      (18,298)    (31,423)    (294,218)       (51,617)
                                            -----       -----        ----      --------     -------     --------       --------
Outstanding at December 31, 2005.......       139         335          17        47,764      77,982      665,767        191,552
                                            =====       =====        ====      ========     =======     ========       ========
Outstanding at December 31, 2003.......        --          --          --        48,911      51,401      671,765         95,295
Activity during 2004:
  Issued...............................        --          --          --        20,855      22,500      754,906        112,555
  Redeemed.............................        --          --          --       (23,115)    (21,901)    (801,991)       (49,202)
                                            -----       -----        ----      --------     -------     --------       --------
Outstanding at December 31, 2004               --          --          --        46,651      52,000      624,680        158,648
                                            =====       =====        ====      ========     =======     ========       ========


                                          MET/AIM
                                         SMALL CAP
                                           GROWTH
                                          DIVISION
                                         ---------


Outstanding at December 31, 2005.......     79,545
Activity during 2006:
  Issued...............................     25,725
  Redeemed.............................    (19,142)
                                          --------
Outstanding at December 31, 2006.......     86,128
                                          ========
Outstanding at December 31, 2004.......     72,410
Activity during 2005:
  Issued...............................     21,660
  Redeemed.............................    (14,525)
                                          --------
Outstanding at December 31, 2005.......     79,545
                                          ========
Outstanding at December 31, 2003.......     71,510
Activity during 2004:
  Issued...............................    116,984
  Redeemed.............................   (116,084)
                                          --------
Outstanding at December 31, 2004            72,410
                                          ========


                                                                                                                       AMERICAN
                  HARRIS                                      MFS                     LORD ABBETT OPPENHEIMER AMERICAN  FUNDS
       LAZARD    OAKMARK      LORD ABBETT    LORD ABBETT    RESEARCH  NEUBERGER BERMAN    BOND      CAPITAL    FUNDS   GROWTH-
       MID-CAPINTERNATIONALGROWTH AND INCOMEMID-CAP VALUEINTERNATIONAL   REAL ESTATE   DEBENTURE APPRECIATION  GROWTH   INCOME
      DIVISION   DIVISION       DIVISION       DIVISION     DIVISION      DIVISION      DIVISION   DIVISION   DIVISION DIVISION
      -------------------------------------------------------------------------------------------------------------------------


        27,741    335,810       197,707         282,587      252,773       10,429         47,168        7    1,610,6261,161,565

        36,308    327,712        33,867          24,142       48,339       10,071         19,738       38      927,355  382,025
        (6,065)  (125,818)      (60,358)       (161,576)     (97,348)      (7,189)       (12,710)     (29)    (591,274)(261,034)
       -------   --------       -------        --------     --------       ------       --------      ---    ------------------
        57,984    537,704       171,216         145,153      203,764       13,311         54,196      (16)   1,946,7071,282,556
       =======   ========       =======        ========     ========       ======       ========      ===    ==================
        28,005    175,927       232,871         317,812      298,069        1,665        666,856       --    1,394,8081,270,481

        13,247    215,868        34,937          37,943       50,310       12,256        158,801        9    1,101,490  492,834
       (13,511)   (55,985)      (70,101)        (73,168)     (95,606)      (3,492)      (778,489)      (2)    (885,672)(601,750)
       -------   --------       -------        --------     --------       ------       --------      ---    ------------------
        27,741    335,810       197,707         282,587      252,773       10,429         47,168        7    1,610,6261,161,565
       =======   ========       =======        ========     ========       ======       ========      ===    ==================
        26,423    165,210       257,105         325,257      353,269           --        685,443       --      939,452  660,092

        17,738    221,820        43,621          54,055       69,093        1,728        186,582       --      874,073  922,948
       (16,156)  (211,103)      (67,855)        (61,500)    (124,293)         (63)      (205,169)      --     (418,717)(312,559)
       -------   --------       -------        --------     --------       ------       --------      ---    ------------------
        28,005    175,927       232,871         317,812      298,069        1,665        666,856       --    1,394,8081,270,481
       =======   ========       =======        ========     ========       ======       ========      ===    ==================


         AMERICAN
           FUNDS
       GLOBAL SMALL
      CAPITALIZATION
         DIVISION
      --------------


          354,785

          123,095
         (181,333)
         --------
          296,547
         ========
          325,647

          226,647
         (197,509)
         --------
          354,785
         ========
          210,796

          210,726
          (95,875)
         --------
          325,647
         ========


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period, if applicable.



                                                  VIP                     VIP                     VIP                    VIP
                                             EQUITY-INCOME              GROWTH                 OVERSEAS                MID CAP
                                               DIVISION                DIVISION                DIVISION                DIVISION
                                          ------------------      ------------------      ------------------      -----------------


2006
Units...................................           1,343,580               1,750,107                 671,833                471,636
Unit Fair Value, Lowest to Highest(1)...  $  15.16 to $39.39      $   9.60 to $30.45      $  14.52 to $30.02      $ 21.91 to $23.25
Net Assets..............................  $       32,665,948      $       34,760,010      $       15,338,500      $      10,561,321
Investment Income Ratio to Net
  Assets(2).............................                3.36%                   0.39%                   0.86%                  0.36%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3)..........       0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to Highest(4)......     19.12% to 20.19%          5.90% to 6.85%        17.03% to 18.08%       11.70% to 12.70%
2005
Units...................................           1,222,942               1,958,718                 739,654                604,861
Unit Fair Value, Lowest to Highest(1)...  $  12.61 to $33.00      $   8.99 to $28.74      $  12.30 to $25.64      $ 19.61 to $20.63
Net Assets..............................  $       27,268,049      $       36,375,821      $       14,314,443      $      12,109,098
Investment Income Ratio to Net
  Assets(2).............................                1.56%                   0.49%                   0.64%                  0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3)..........       0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to Highest(4)......       4.92% to 5.87%          4.86% to 5.80%        17.99% to 19.05%       17.25% to 18.30%
2004
Units...................................           1,229,677               2,195,040                 828,485                663,974
Unit Fair Value, Lowest to Highest(1)...  $  11.91 to $31.39      $   8.49 to $27.40      $  10.33 to $21.72      $ 16.73 to $17.44
Net Assets..............................  $       26,890,066      $       39,046,671      $       13,720,946      $      11,314,658
Investment Income Ratio to Net
  Assets(2).............................                1.54%                   0.26%                   1.07%                  0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3)..........       0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to Highest(4)......     10.53% to 11.53%          2.45% to 3.38%        12.62% to 13.64%       23.80% to 24.92%
2003
Units...................................           1,287,334               2,372,685                 854,881                490,805
Unit Fair Value, Lowest to Highest(1)...  $  10.68 to $28.34      $   8.22 to $26.73      $   9.09 to $19.28      $ 13.51 to $13.96
Net Assets..............................  $       25,786,854      $       41,478,246      $       12,743,753      $       6,697,365
Investment Income Ratio to Net
  Assets(2).............................                1.71%                   0.27%                   0.72%                  0.38%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3)..........       0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to Highest(4)......     29.19% to 30.41%        31.63% to 32.94%        42.14% to 43.44%       37.41% to 38.65%
2002
Units...................................           1,254,764               2,563,119                 836,565                463,813
Unit Fair Value, Lowest to Highest(1)...  $   8.19 to $21.90      $   6.18 to $20.29      $   6.34 to $13.56      $  9.83 to $10.07
Net Assets..............................  $           20,551      $       34,811,290      $            9,000      $           4,596
Investment Income Ratio to Net
  Assets(2).............................                1.72%                   0.25%                   0.79%                  0.63%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3)..........       0.00% to 0.90%          0.00% to 0.90%          0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to Highest(4)......   -17.69% to -16.95%      -30.73% to -30.10%      -20.99% to -20.28%      -10.63% to -9.82%

                                          VAN ECK WORLDWIDE
                                             HARD ASSETS
                                               DIVISION
                                          -----------------


2006
Units...................................            114,594
Unit Fair Value, Lowest to Highest(1)...   $28.77 to $39.04
Net Assets..............................   $      3,787,808
Investment Income Ratio to Net
  Assets(2).............................               0.06%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3)..........      0.00% to 0.90%
Total Return, Lowest to Highest(4)......    23.38% to 24.49%
2005
Units...................................            118,357
Unit Fair Value, Lowest to Highest(1)...   $23.31 to $31.53
Net Assets..............................   $      3,143,532
Investment Income Ratio to Net
  Assets(2).............................               0.31%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3)..........      0.00% to 0.90%
Total Return, Lowest to Highest(4)......    50.32% to 51.67%
2004
Units...................................             69,488
Unit Fair Value, Lowest to Highest(1)...   $15.51 to $20.90
Net Assets..............................   $      1,236,441
Investment Income Ratio to Net
  Assets(2).............................               0.34%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3)..........      0.00% to 0.90%
Total Return, Lowest to Highest(4)......    22.87% to 23.98%
2003
Units...................................             57,580
Unit Fair Value, Lowest to Highest(1)...   $12.62 to $16.95
Net Assets..............................   $        802,863
Investment Income Ratio to Net
  Assets(2).............................               0.32%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3)..........      0.00% to 0.90%
Total Return, Lowest to Highest(4)......    43.76% to 45.06%
2002
Units...................................             42,029
Unit Fair Value, Lowest to Highest(1)...   $ 8.78 to $11.75
Net Assets..............................   $            400
Investment Income Ratio to Net
  Assets(2).............................               0.72%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3)..........      0.00% to 0.90%
Total Return, Lowest to Highest(4)......    -3.70% to -2.85%



-------
   (1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

   (2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

   (3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.

   (4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

      VAN ECK WORLDWIDE          RUSSELL              RUSSELL              RUSSELL               RUSSELL            J.P. MORGAN
       EMERGING MARKETS    MULTI-STYLE EQUITY        CORE BOND        AGGRESSIVE EQUITY          NON-US                BOND
           DIVISION             DIVISION             DIVISION             DIVISION              DIVISION             DIVISION
      -----------------    ------------------    ----------------    ------------------    ------------------    ----------------



                114,425               374,311             130,542               147,167               143,290             259,967
       $29.58 to $46.52    $  11.83 to $18.25    $14.58 to $16.85    $  14.34 to $22.05    $  16.15 to $19.01    $13.53 to $14.86
       $      4,103,949    $        5,922,016    $      2,050,826    $        2,921,227    $        2,675,610    $      3,654,218
                   0.61%                 0.96%               4.49%                 0.19%                 2.43%               3.94%
          0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
        38.25% to 39.49%      11.74% to 12.19%      2.80% to 3.20%      13.77% to 14.22%      22.54% to 23.03%      3.21% to 4.14%

                122,268               410,599             127,263               154,299               156,749             275,424
       $21.40 to $33.53    $  10.59 to $16.27    $14.13 to $16.32    $  12.61 to $19.30    $  13.18 to $15.48    $13.11 to $14.27
       $      3,085,023    $        5,798,779    $      1,949,382    $        2,679,709    $        2,385,566    $      3,739,303
                   0.63%                 1.11%               3.77%                 0.17%                 1.56%               3.97%
          0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
        30.82% to 32.00%        6.32% to 6.74%      1.11% to 1.65%        5.41% to 5.83%      12.68% to 13.12%      0.14% to 1.04%

                 83,987               473,528             153,051               175,705               178,514             130,618
       $16.36 to $25.54    $   9.96 to $15.06    $13.93 to $16.08    $  11.96 to $18.24    $  11.69 to $13.72    $13.09 to $14.12
       $      1,703,943    $        6,363,339    $      2,333,785    $        2,912,932    $        2,410,500    $      1,760,207
                   0.54%                 0.76%               2.59%                 0.16%                 1.87%               3.22%
          0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
        24.77% to 25.89%        8.83% to 9.26%      3.73% to 4.14%      13.71% to 14.16%      17.24% to 17.71%      3.36% to 4.29%

                 81,692               536,328             186,408               189,819               215,765             123,078
       $13.11 to $20.40    $   9.15 to $13.95    $13.38 to $15.44    $  10.52 to $15.98    $   9.97 to $11.68    $12.66 to $13.54
       $      1,313,563    $        6,622,319    $      2,756,194    $        2,735,905    $        2,479,537    $      1,596,525
                   0.08%                 0.71%               3.50%                 0.10%                 2.64%               3.43%
          0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
        52.79% to 54.21%      27.79% to 28.19%      5.17% to 5.61%      44.29% to 44.86%      37.58% to 38.10%      2.78% to 3.68%

                 54,303               541,296             187,193               205,652               200,556             173,760
       $ 8.58 to $13.30    $   7.16 to $10.88    $12.68 to $14.62    $   7.29 to $11.03    $    7.25 to $8.47    $12.32 to $13.06
       $            579    $            5,233    $          2,650    $            2,038    $            1,669    $          2,186
                   0.20%                 0.60%               2.97%                 0.00%                 1.53%               0.63%
          0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
        -3.77% to -2.90%    -23.88% to -23.57%      7.87% to 8.30%    -19.78% to -19.46%    -15.91% to -15.57%      7.83% to 8.80%

          J.P. MORGAN
         SMALL COMPANY
           DIVISION
      ------------------



                 349,728
      $  17.67 to $21.18
      $        6,992,621
                    0.00%
           0.00% to 0.90%
         13.98% to 15.01%

                 386,091
      $  15.50 to $18.52
      $        6,777,880
                    0.00%
           0.00% to 0.90%
           2.50% to 3.42%

                 391,632
      $  15.13 to $18.01
      $        6,740,607
                    0.00%
           0.00% to 0.90%
         26.03% to 27.17%

                 251,683
      $  12.00 to $14.24
      $        3,431,255
                    0.00%
           0.00% to 0.90%
         34.70% to 36.00%

                 268,612
      $   8.91 to $10.53
      $            2,698
                    0.19%
           0.00% to 0.90%
       -22.35% to -21.65%

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)





                                             FI MID CAP          T. ROWE PRICE SMALL      T. ROWE PRICE LARGE
                                            OPPORTUNITIES             CAP GROWTH               CAP GROWTH
                                              DIVISION                 DIVISION                 DIVISION
                                         ------------------      -------------------      -------------------


2006
Units..................................             582,298                  607,155                  326,614
Unit Fair Value, Lowest to Highest(1)..  $   5.94 to $15.45       $  10.07 to $14.02       $  10.76 to $14.36
Net Assets.............................  $        3,608,317       $        6,315,510       $        3,749,592
Investment Income Ratio to Net
  Assets(2)............................                0.00%                    0.00%                    0.32%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....     10.86% to 11.85%           2.97% to 3.90%         12.23% to 13.24%
2005
Units..................................             484,150                  619,816                  466,875
Unit Fair Value, Lowest to Highest(1)..  $   5.35 to $13.81       $   9.78 to $13.50       $   9.59 to $12.68
Net Assets.............................  $        2,682,912       $        6,234,867       $        4,624,866
Investment Income Ratio to Net
  Assets(2)............................                0.00%                    0.00%                    0.57%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....       5.96% to 6.92%         10.02% to 11.01%           5.64% to 6.59%
2004
Units..................................             583,280                  625,307                  497,847
Unit Fair Value, Lowest to Highest(1)..  $   5.05 to $12.92       $   8.89 to $12.19       $   9.08 to $11.90
Net Assets.............................  $        3,027,168       $        5,676,086       $        4,607,558
Investment Income Ratio to Net
  Assets(2)............................                0.48%                    0.00%                    0.26%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....     16.15% to 17.19%         10.09% to 11.33%           8.94% to 9.93%
2003
Units..................................             647,063                  693,690                  579,476
Unit Fair Value, Lowest to Highest(1)..  $   4.35 to $11.02       $   8.07 to $10.95       $   8.33 to $10.82
Net Assets.............................  $        2,867,969       $        5,699,332       $        4,919,137
Investment Income Ratio to Net
  Assets(2)............................                0.00%                    0.00%                    0.12%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....     33.28% to 34.62%         39.66% to 40.92%         29.59% to 30.88%
2002
Units..................................             789,686                  310,114                  516,319
Unit Fair Value, Lowest to Highest(1)..  $    3.26 to $8.19       $    5.78 to $7.70       $    6.43 to $8.27
Net Assets.............................  $            2,599       $            1,810       $        3,354,606
Investment Income Ratio to Net
  Assets(2)............................                0.00%                    0.00%                    0.28%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....   -29.63% to -28.99%       -27.34% to -26.68%       -23.93% to -23.24%

                                          NEUBERGER BERMAN               FI
                                           MID CAP VALUE        INTERNATIONAL STOCK
                                              DIVISION                DIVISION
                                         -----------------      -------------------


2006
Units..................................            196,697                  262,114
Unit Fair Value, Lowest to Highest(1)..  $ 17.30 to $17.95       $  16.43 to $17.14
Net Assets.............................  $       3,447,554       $        4,374,725
Investment Income Ratio to Net
  Assets(2)............................               0.48%                    1.56%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........      0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....    10.46% to 11.45%         15.45% to 16.49%
2005
Units..................................            193,015                  249,702
Unit Fair Value, Lowest to Highest(1)..  $ 15.66 to $16.19       $  14.24 to $14.71
Net Assets.............................  $       3,053,375       $        3,597,553
Investment Income Ratio to Net
  Assets(2)............................               0.28%                    0.60%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........      0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....    11.27% to 12.27%         16.95% to 18.00%
2004
Units..................................            149,047                  190,766
Unit Fair Value, Lowest to Highest(1)..  $ 14.08 to $14.42       $  12.17 to $12.47
Net Assets.............................  $       2,114,547       $        2,340,910
Investment Income Ratio to Net
  Assets(2)............................               0.23%                    1.26%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........      0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....    21.81% to 22.91%         17.14% to 18.19%
2003
Units..................................             96,783                  175,973
Unit Fair Value, Lowest to Highest(1)..  $ 11.56 to $11.73       $  10.37 to $10.55
Net Assets.............................  $       1,123,704       $        1,836,930
Investment Income Ratio to Net
  Assets(2)............................               0.19%                    0.51%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........      0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....    35.32% to 36.56%         26.87% to 28.05%
2002
Units..................................             22,575                  110,505
Unit Fair Value, Lowest to Highest(1)..  $   8.54 to $8.59       $    8.10 to $8.24
Net Assets.............................  $             193       $              908
Investment Income Ratio to Net
  Assets(2)............................               0.00%                    0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........      0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....   -10.44% to -9.63%       -18.23% to -17.49%



-------
   (1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

   (2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

   (3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.

   (4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

       MORGAN STANLEY          METLIFE         METLIFE MID CAP        BLACKROCK           BLACKROCK          LEHMAN BROTHERS
         EAFE INDEX          STOCK INDEX         STOCK INDEX       LARGE CAP VALUE       DIVERSIFIED      AGGREGATE BOND INDEX
          DIVISION            DIVISION            DIVISION            DIVISION            DIVISION              DIVISION
      ----------------    ----------------    ----------------    ----------------    ----------------    --------------------



               451,194           4,165,289              59,555             316,215             465,064               728,785
      $16.20 to $30.16    $12.28 to $54.97    $15.65 to $18.90    $15.19 to $53.16    $13.38 to $47.62      $12.39 to $31.98
      $      9,915,393    $     84,500,862    $      1,052,524    $      9,354,672    $     10,130,762      $     13,148,793
                  1.85%               1.98%               1.19%               1.27%               2.44%                 4.36%
         0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
       24.60% to 25.72%    14.43% to 15.46%     9.12% to 10.10%    18.26% to 19.32%     9.55% to 10.53%        3.07% to 4.12%

               536,803           4,641,378              52,235             316,595             510,436               774,171
      $12.88 to $24.19    $10.63 to $48.01    $14.22 to $17.17    $12.73 to $44.93    $12.13 to $43.45      $11.89 to $30.98
      $      9,143,290    $     81,846,886    $        838,330    $      8,414,323    $     10,487,287      $     13,494,810
                  1.68%               1.58%               0.73%               0.96%               1.58%                 3.98%
         0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
       12.24% to 13.24%      3.71% to 4.64%    11.28% to 39.67%      5.04% to 5.98%      2.13% to 3.05%        1.16% to 2.06%

               511,333           4,958,034              47,846             316,114             501,929               773,395
      $11.38 to $21.54    $10.16 to $46.27    $12.29 to $15.15    $12.01 to $42.75    $11.78 to $42.52      $11.65 to $30.61
      $      7,985,328    $     85,144,964    $        695,218    $      8,216,549    $     10,240,249      $     13,406,451
                  0.67%               0.85%               0.41%               0.00%               1.90%                 2.97%
         0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
       18.57% to 19.64%     9.55% to 10.53%    -6.72% to 16.05%    12.39% to 13.40%      7.54% to 8.51%        3.17% to 4.10%

               445,795           4,946,613              22,410             324,396             548,998               811,587
      $ 9.51 to $18.16    $ 9.19 to $42.22    $10.91 to $13.18    $10.59 to $38.02    $10.88 to $39.52      $11.20 to $29.65
      $      6,115,366    $     78,876,531    $        279,439    $      7,586,675    $     10,537,825      $     13,820,073
                  0.01%               0.01%               0.07%               1.38%               0.00%                 0.08%
         0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
       37.70% to 38.81%    22.02% to 28.22%    30.99% to 34.89%    30.41% to 35.65%    14.28% to 20.38%        1.15% to 3.66%

                   983              17,019               1,193                 956                 147                 2,710
      $           8.09    $           8.19    $           8.09    $           7.81    $           9.04      $          10.80
      $              8    $            139    $             10    $              7    $              1      $             29
                  0.00%               0.00%               0.00%               0.38%               0.00%                 0.00%
         0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
                -16.63%             -22.33%             -14.91%                 --              -13.93%                10.23%

          BLACKROCK
       STRATEGIC VALUE
          DIVISION
      ----------------



               584,701
      $15.37 to $23.31
      $     13,035,407
                  0.30%
         0.00% to 0.90%
       15.69% to 16.73%

               575,468
      $13.17 to $20.11
      $     11,129,744
                  0.00%
         0.00% to 0.90%
         3.23% to 4.15%

               544,826
      $12.65 to $19.44
      $     10,210,185
                  0.00%
         0.00% to 0.90%
       14.31% to 15.34%

               518,555
      $10.96 to $16.98
      $      8,449,926
                  0.00%
         0.00% to 0.90%
       48.96% to 50.18%

                   838
      $           7.30
      $              6
                  0.00%
         0.00% to 0.90%
                -21.32%

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)





                                               RUSSELL           HARRIS OAKMARK LARGE       BLACKROCK LEGACY        HARRIS OAKMARK
                                             2000 INDEX                CAP VALUE            LARGE CAP GROWTH         FOCUSED VALUE
                                              DIVISION                 DIVISION                 DIVISION               DIVISION
                                         ------------------      --------------------      ------------------      ----------------


2006
Units..................................             286,087                  345,027                  327,528               388,813
Unit Fair Value, Lowest to Highest(1)..  $  15.41 to $16.60       $  13.08 to $13.64       $   7.47 to $12.30      $15.76 to $18.69
Net Assets.............................  $        4,507,590       $        4,583,868       $        2,612,755      $      6,930,271
Investment Income Ratio to Net
  Assets(2)............................                0.82%                    0.77%                    0.12%                 0.30%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(4).....     16.91% to 17.96%         17.06% to 18.11%           3.20% to 4.13%      11.45% to 12.45%
2005
Units..................................             274,071                  351,694                  321,441               407,084
Unit Fair Value, Lowest to Highest(1)..  $  13.18 to $14.07       $  11.18 to $11.55       $   7.24 to $11.81      $14.02 to $16.62
Net Assets.............................  $        3,675,841       $        3,974,600       $        2,466,243      $      6,499,717
Investment Income Ratio to Net
  Assets(2)............................                0.79%                    0.66%                    0.41%                 0.05%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(4).....       3.57% to 4.50%         -2.26% to -1.38%           6.05% to 7.00%       9.06% to 11.75%
2004
Units..................................             278,388                  322,712                  326,113               452,011
Unit Fair Value, Lowest to Highest(1)..  $  12.72 to $13.46       $  11.44 to $11.71       $   6.83 to $11.04      $12.74 to $15.11
Net Assets.............................  $        3,592,238       $        3,723,621       $        2,333,557      $      6,628,393
Investment Income Ratio to Net
  Assets(2)............................                0.43%                    0.64%                    0.00%                 0.05%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(4).....     16.71% to 17.77%         10.42% to 11.42%           7.84% to 8.81%        6.27% to 9.93%
2003
Units..................................             209,637                  392,322                  327,120               493,898
Unit Fair Value, Lowest to Highest(1)..  $  10.90 to $11.43       $  10.28 to $10.51       $   6.33 to $10.15      $11.59 to $13.75
Net Assets.............................  $        2,300,275       $        4,097,776       $        2,138,190      $      6,677,075
Investment Income Ratio to Net
  Assets(2)............................                0.19%                    0.00%                    0.05%                 0.12%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(4).....     44.77% to 46.02%         24.33% to 25.46%         33.83% to 35.17%      31.48% to 32.71%
2002
Units..................................              26,951                  209,797                  263,025               342,187
Unit Fair Value, Lowest to Highest(1)..  $    7.53 to $7.83       $    8.19 to $8.38       $    4.73 to $7.51      $ 8.74 to $10.36
Net Assets.............................  $              204       $            1,755       $            1,256      $          3,523
Investment Income Ratio to Net
  Assets(2)............................                0.00%                    0.32%                    0.00%                 0.16%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to Highest(4).....   -21.18% to -20.46%       -14.93% to -14.16%       -33.77% to -33.17%      -9.65% to -8.84%

                                                DAVIS
                                            VENTURE VALUE
                                              DIVISION
                                         ------------------


2006
Units..................................             596,300
Unit Fair Value, Lowest to Highest(1)..  $  15.28 to $15.94
Net Assets.............................  $        9,236,966
Investment Income Ratio to Net
  Assets(2)............................                0.93%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%
Total Return, Lowest to Highest(4).....     13.56% to 14.58%
2005
Units..................................             516,399
Unit Fair Value, Lowest to Highest(1)..  $  13.46 to $13.91
Net Assets.............................  $        7,095,015
Investment Income Ratio to Net
  Assets(2)............................                0.51%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%
Total Return, Lowest to Highest(4).....      9.32% to 10.30%
2004
Units..................................             277,400
Unit Fair Value, Lowest to Highest(1)..  $  12.31 to $12.61
Net Assets.............................  $        3,443,342
Investment Income Ratio to Net
  Assets(2)............................                0.54%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%
Total Return, Lowest to Highest(4).....     11.36% to 12.37%
2003
Units..................................             205,707
Unit Fair Value, Lowest to Highest(1)..  $  11.06 to $11.22
Net Assets.............................  $        2,284,513
Investment Income Ratio to Net
  Assets(2)............................                0.17%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%
Total Return, Lowest to Highest(4).....     29.71% to 30.94%
2002
Units..................................              51,734
Unit Fair Value, Lowest to Highest(1)..  $    8.50 to $8.57
Net Assets.............................  $              441
Investment Income Ratio to Net
  Assets(2)............................                0.01%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%
Total Return, Lowest to Highest(4).....   -17.12% to -16.37%



-------
   (1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

   (2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

   (3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.

   (4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                                                                       METLIFE
          BLACKROCK           BLACKROCK           BLACKROCK               MFS          WESTERN ASSET MANAGEMENT     CONSERVATIVE
        MONEY MARKET         BOND INCOME      AGGRESSIVE GROWTH      TOTAL RETURN           U.S. GOVERNMENT          ALLOCATION
          DIVISION            DIVISION             DIVISION            DIVISION                DIVISION               DIVISION
      ----------------    ----------------    -----------------    ----------------    ------------------------    --------------



             1,288,704             199,342              342,898             282,839                    1,102                   88
      $11.07 to $21.34    $12.08 to $12.59     $10.90 to $19.36    $14.21 to $22.22       $177.00 to $197.39       $       111.68
      $     17,013,357    $      2,449,900     $      5,219,167    $      4,881,298       $          203,496       $        9,832
                  4.69%               5.55%                0.00%               3.65%                    3.62%                3.54%
         0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%           0.00% to 0.90%       0.00% to 0.90%
         3.88% to 4.81%      3.48% to 4.41%       5.78% to 6.73%    11.21% to 12.21%           3.23% to 4.16%                7.25%

             1,349,216             190,536              374,916             281,072                      556                   86
      $10.56 to $20.54    $11.67 to $12.06     $10.21 to $18.27    $12.35 to $19.94       $171.45 to $189.50       $       104.13
      $     17,132,921    $      2,254,512     $      5,402,184    $      4,415,547       $           98,379       $        8,992
                  2.73%               3.89%                0.00%               1.83%                    1.54%                0.66%
         0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%           0.00% to 0.90%       0.00% to 0.90%
         1.98% to 2.89%      1.50% to 2.41%      9.72% to 10.70%      2.20% to 3.12%           0.82% to 1.72%                4.13%

             2,059,937             161,638              455,675             280,684                      393                   --
      $10.26 to $20.13    $11.50 to $11.78     $ 9.23 to $16.62    $11.98 to $19.48       $170.06 to $186.29       $           --
      $     25,349,553    $      1,880,656     $      6,130,342    $      4,283,512       $           67,590       $           --
                  0.90%               3.96%                0.00%               0.00%                    0.00%                  --
         0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%           0.00% to 0.90%                  --
         0.08% to 0.99%      3.50% to 4.43%     11.97% to 12.98%     9.95% to 10.94%           2.79% to 3.41%

             2,759,691              89,894              562,001             267,110                       --                   --
      $10.16 to $20.10    $11.11 to $11.28     $ 8.17 to $14.81    $10.79 to $17.68       $               --       $           --
      $     33,535,072    $      1,005,344     $      6,463,575    $      3,706,693       $               --       $           --
                  1.04%               3.95%                0.00%               3.26%                      --                   --
         0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%                      --                   --
         -.10% to 0.83%      4.89% to 5.87%     29.51% to 30.45%    16.90% to 18.00%                      --                   --

                13,852             125,980                   --             236,857                       --                   --
      $          10.08    $10.59 to $10.65     $             --    $ 9.15 to $15.09       $               --       $           --
      $            140    $          1,340     $             --    $          2,812       $               --       $           --
                 33.69%               0.00%                  --                3.93%                      --                   --
         0.00% to 0.90%      0.00% to 0.90%                  --       0.00% to 0.90%                      --                   --
                  1.41%      7.48% to 8.45%                  --     -9.54% to -8.73%                      --                   --

            METLIFE
        CONSERVATIVE TO
      MODERATE ALLOCATION
            DIVISION
      -------------------



                      4
         $       116.82
         $          474
                  12.28%
          0.00% to 0.90%
                   9.77%

                      1
         $       106.43
         $           86
                   0.77%
          0.00% to 0.90%
                   6.43%

                     --
         $           --
         $           --
                     --
                     --


                     --
         $           --
         $           --
                     --
                     --
                     --

                     --
         $           --
         $           --
                     --
                     --
                     --

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)





                                                                     METLIFE
                                                 METLIFE            MODERATE             METLIFE
                                                MODERATE          TO AGGRESSIVE        AGGRESSIVE            LEGG MASON
                                               ALLOCATION          ALLOCATION          ALLOCATION         AGGRESSIVE GROWTH
                                                DIVISION            DIVISION            DIVISION              DIVISION
                                             --------------      --------------      --------------      ------------------


2006
Units......................................           1,499               2,469                 379                  96,700
Unit Fair Value, Lowest to Highest(1)......  $       121.90      $       127.08      $       130.83      $   8.17 to $12.15
Net Assets.................................  $      182,668      $      313,826      $       49,554      $          826,860
Investment Income Ratio to Net Assets(2)...            1.29%               0.90%               0.62%                   0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).............   0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to Highest(4).........           12.18%              14.55%              16.07%        -2.47% to -1.60%
2005
Units......................................             139                 335                  17                  47,764
Unit Fair Value, Lowest to Highest(1)......  $       108.66      $       110.94      $       112.72      $   8.38 to $12.34
Net Assets.................................  $       15,070      $       37,186      $        1,969      $          421,236
Investment Income Ratio to Net Assets(2)...            0.84%               0.78%               0.73%                   0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).............   0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to Highest(4).........            8.66%              10.94%              12.72%        12.83% to 13.84%
2004
Units......................................              --                  --                  --                  46,651
Unit Fair Value, Lowest to Highest(1)......  $           --      $           --      $           --      $   7.43 to $10.84
Net Assets.................................  $           --      $           --      $           --      $          362,380
Investment Income Ratio to Net Assets(2)...              --                  --                  --                    0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).............              --                  --                  --           0.00% to 0.90%
Total Return, Lowest to Highest(4)                                                                            7.85% to 8.82%
2003
Units......................................              --                  --                  --                  48,911
Unit Fair Value, Lowest to Highest(1)......  $           --      $           --      $           --      $    6.89 to $9.96
Net Assets.................................  $           --      $           --      $           --      $          350,477
Investment Income Ratio to Net Assets(2)...              --                  --                  --                    0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).............              --                  --                  --           0.00% to 0.90%
Total Return, Lowest to Highest(4).........              --                  --                  --         28.75% to 29.93%
2002
Units......................................              --                  --                  --                  68,847
Unit Fair Value, Lowest to Highest(1)......  $           --      $           --      $           --      $    5.35 to $7.67
Net Assets.................................  $           --      $           --      $           --      $              375
Investment Income Ratio to Net Assets(2)...              --                  --                  --                    0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).............              --                  --                  --           0.00% to 0.90%
Total Return, Lowest to Highest(4).........              --                  --                  --       -31.18% to -30.56%

                                                 RCM GLOBAL
                                                 TECHNOLOGY
                                                  DIVISION
                                             ------------------


2006
Units......................................              45,217
Unit Fair Value, Lowest to Highest(1)......  $   6.40 to $11.08
Net Assets.................................  $          326,874
Investment Income Ratio to Net Assets(2)...                0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).............       0.00% to 0.90%
Total Return, Lowest to Highest(4).........       4.54% to 5.48%
2005
Units......................................              77,982
Unit Fair Value, Lowest to Highest(1)......  $   6.13 to $10.51
Net Assets.................................  $          504,657
Investment Income Ratio to Net Assets(2)...                0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).............       0.00% to 0.90%
Total Return, Lowest to Highest(4).........     10.36% to 11.35%
2004
Units......................................              52,000
Unit Fair Value, Lowest to Highest(1)......  $    5.55 to $9.45
Net Assets.................................  $          304,702
Investment Income Ratio to Net Assets(2)...                0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).............       0.00% to 0.90%
Total Return, Lowest to Highest(4)              -5.13% to -4.09%
2003
Units......................................              51,401
Unit Fair Value, Lowest to Highest(1)......  $    5.85 to $9.86
Net Assets.................................  $          311,410
Investment Income Ratio to Net Assets(2)...                0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).............       0.00% to 0.90%
Total Return, Lowest to Highest(4).........     56.43% to 57.97%
2002
Units......................................              18,141
Unit Fair Value, Lowest to Highest(1)......  $    3.74 to $6.24
Net Assets.................................  $               70
Investment Income Ratio to Net Assets(2)...                0.00%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).............       0.00% to 0.90%
Total Return, Lowest to Highest(4).........   -51.01% to -50.57%



-------
   (1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

   (2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

   (3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.

   (4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.



            PIMCO         T. ROWE PRICE MID-CAP          MET/AIM                                 HARRIS OAKMARK
        TOTAL RETURN              GROWTH            SMALL CAP GROWTH       LAZARD MID-CAP         INTERNATIONAL
          DIVISION               DIVISION               DIVISION              DIVISION              DIVISION
      ----------------    ---------------------    ------------------    ------------------    ------------------



               844,496                 214,791                 86,128                57,984               537,704
      $12.14 to $12.66      $  13.23 to $14.48     $  13.47 to $14.47    $  14.87 to $15.51    $  19.71 to $20.55
      $     10,481,928      $        2,917,869     $        1,186,196    $          881,187    $       10,798,665
                  2.51%                   0.00%                  0.00%                 0.45%                 2.13%
         0.00% to 0.90%          0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
         3.87% to 4.80%          5.62% to 6.56%       12.90% to 13.91%      13.85% to 14.87%      28.05% to 29.20%

               665,767                 191,552                 79,545                27,741               335,810
      $11.69 to $12.08      $  12.52 to $13.59     $  11.93 to $12.70    $  13.06 to $13.50    $  15.39 to $15.90
      $      7,928,508      $        2,445,959     $          964,744    $          368,754    $        5,217,697
                  0.06%                   0.00%                  0.00%                 0.36%                 0.15%
         0.00% to 0.90%          0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
         1.55% to 2.46%        13.85% to 14.87%         7.62% to 8.59%        7.44% to 8.40%      13.46% to 14.48%

               624,680                 158,648                 72,410                28,005               175,927
      $11.51 to $11.79      $  11.00 to $11.83     $  11.08 to $11.69    $  12.16 to $12.45    $  13.56 to $13.89
      $      7,287,799      $        1,763,487     $          812,566    $          344,156    $        2,402,029
                  6.51%                   0.00%                  0.00%                 0.00%                 0.03%
         0.00% to 0.90%          0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
         4.31% to 5.25%        17.10% to 18.15%         5.78% to 6.73%      13.57% to 14.60%      19.72% to 20.80%

               671,765                  95,295                 71,510                26,423               165,210
      $11.04 to $11.20      $   9.39 to $10.01     $  10.48 to $10.96    $  10.71 to $10.87    $  11.28 to $11.50
      $      7,482,568      $          900,833     $          754,362    $          284,663    $        1,886,703
                  2.55%                   0.00%                  0.00%                 0.11%                 1.69%
         0.00% to 0.90%          0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
         3.62% to 4.50%        35.87% to 37.22%       37.88% to 39.04%      25.22% to 26.47%      34.19% to 35.31%

               208,023                   3,484                131,250                11,406                 7,920
      $10.65 to $10.72      $    6.91 to $7.30     $    7.60 to $7.88    $    8.49 to $8.60    $    8.34 to $8.50
      $          2,226      $               24     $            1,004    $               98    $               67
                  0.00%                   0.00%                  0.00%                 0.09%                 0.21%
         0.00% to 0.90%          0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%
         8.59% to 9.57%      -44.50% to -44.00%     -27.90% to -27.25%    -11.40% to -10.60%    -18.60% to -17.87%

          LORD ABBETT           LORD ABBETT
       GROWTH AND INCOME       MID-CAP VALUE
           DIVISION              DIVISION
      ------------------    ------------------



                 171,216               145,153
      $  12.43 to $16.09    $  19.19 to $23.17
      $        2,678,344    $        3,243,190
                    1.84%                 0.71%
           0.00% to 0.90%        0.00% to 0.90%
         16.98% to 18.03%      11.49% to 12.49%

                 197,707               282,587
      $  10.62 to $13.71    $  17.21 to $20.65
      $        2,626,405    $        5,364,769
                    1.02%                 0.56%
           0.00% to 0.90%        0.00% to 0.90%
           2.75% to 3.68%        7.32% to 8.28%

                 232,871               317,812
      $  10.34 to $13.29    $  16.04 to $19.18
      $        2,998,131    $        5,619,084
                    0.46%                 0.49%
           0.00% to 0.90%        0.00% to 0.90%
         12.93% to 13.95%      21.45% to 22.54%

                 257,105               325,257
      $   9.16 to $11.73    $  13.21 to $15.73
      $        2,898,835    $        4,702,696
                    1.33%                 1.10%
           0.00% to 0.90%        0.00% to 0.90%
         28.22% to 29.36%      27.85% to 28.93%

                 276,591               380,006
      $    7.14 to $9.12    $  10.33 to $12.27
      $            2,402    $            4,258
                    1.14%                 0.57%
           0.00% to 0.90%        0.00% to 0.90%
       -20.09% to -19.37%    -13.40% to -12.62%

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)






                                            MFS RESEARCH         NEUBERGER BERMAN REAL       LORD ABBETT BOND
                                            INTERNATIONAL                ESTATE                  DEBENTURE
                                              DIVISION                  DIVISION                 DIVISION
                                         ------------------      ---------------------      ------------------


2006
Units..................................             203,764                    13,311                   54,196
Unit Fair Value, Lowest to Highest(1)..  $  14.70 to $16.93        $198.46 to $203.25       $198.01 to $217.87
Net Assets.............................  $        3,359,685        $        2,678,294       $       11,013,266
Investment Income Ratio to Net
  Assets(2)............................                1.82%                     1.08%                    6.41%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....     25.78% to 26.91%          36.67% to 37.90%           8.38% to 9.35%
2005
Units..................................             252,773                    10,429                   47,167
Unit Fair Value, Lowest to Highest(1)..  $  11.68 to $13.41        $145.21 to $147.40       $182.69 to $199.23
Net Assets.............................  $        3,323,842        $        1,528,779       $        8,816,674
Investment Income Ratio to Net
  Assets(2)............................                0.52%                     0.00%                    4.67%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....     15.73% to 16.77%          12.60% to 13.61%           0.90% to 1.81%
2004
Units..................................             298,069                     1,665                  666,855
Unit Fair Value, Lowest to Highest(1)..  $  10.09 to $11.55        $128.97 to $129.74       $ 10.21 to $195.69
Net Assets.............................  $        3,376,024        $          215,065       $        8,156,879
Investment Income Ratio to Net
  Assets(2)............................                0.00%                     3.26%                    6.51%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%
Total Return, Lowest to Highest(4).....     16.23% to 17.28%          28.98% to 29.74%           6.99% to 9.61%
2003
Units..................................             353,269                        --                  685,443
Unit Fair Value, Lowest to Highest(1)..  $    8.69 to $9.90        $               --       $   9.32 to $13.10
Net Assets.............................  $        3,417,761        $               --       $        7,737,904
Investment Income Ratio to Net
  Assets(2)............................                0.71%                       --                     6.37%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%                       --            0.00% to 0.90%
Total Return, Lowest to Highest(4).....     23.37% to 24.47%                       --          26.11% to 27.33%
2002
Units..................................             387,122                        --                  582,884
Unit Fair Value, Lowest to Highest(1)..  $    7.04 to $7.99        $               --       $   7.32 to $10.11
Net Assets.............................  $            3,018        $               --       $            5,369
Investment Income Ratio to Net
  Assets(2)............................                0.78%                       --                    10.81%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........       0.00% to 0.90%                       --            0.00% to 0.90%
Total Return, Lowest to Highest(4).....   -21.08% to -20.37%                       --            2.52% to 3.44%

                                         OPPENHEIMER CAPITAL
                                             APPRECIATION           AMERICAN FUNDS
                                               DIVISION             GROWTH DIVISION
                                         -------------------      ------------------


2006
Units..................................                 16                 1,946,707
Unit Fair Value, Lowest to Highest(1)..     $       100.93        $  15.30 to $16.01
Net Assets.............................     $        1,570        $       30,329,365
Investment Income Ratio to Net
  Assets(2)............................               0.00%                     0.83%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........      0.00% to 0.90%            0.00% to 0.90%
Total Return, Lowest to Highest(4).....               7.81%           9.24% to 10.22%
2005
Units..................................                  7                 1,610,626
Unit Fair Value, Lowest to Highest(1)..     $        93.61        $  14.01 to $14.52
Net Assets.............................     $          611        $       22,889,304
Investment Income Ratio to Net
  Assets(2)............................               0.01%                     0.73%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........      0.00% to 0.90%            0.00% to 0.90%
Total Return, Lowest to Highest(4).....               9.86%          15.16% to 16.19%
2004
Units..................................                 --                 1,394,808
Unit Fair Value, Lowest to Highest(1)..     $           --        $  12.17 to $12.50
Net Assets.............................     $           --        $       17,146,965
Investment Income Ratio to Net
  Assets(2)............................                 --                      0.19%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........                 --             0.00% to 0.90%
Total Return, Lowest to Highest(4).....                              11.49% to 12.50%
2003
Units..................................                 --                   939,452
Unit Fair Value, Lowest to Highest(1)..     $           --        $  10.91 to $11.11
Net Assets.............................     $           --        $       10,298,184
Investment Income Ratio to Net
  Assets(2)............................                 --                      0.17%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........                 --             0.00% to 0.90%
Total Return, Lowest to Highest(4).....                 --           35.55% to 36.84%
2002
Units..................................                 --                   154,577
Unit Fair Value, Lowest to Highest(1)..     $           --        $    8.05 to $8.12
Net Assets.............................     $           --        $            1,246
Investment Income Ratio to Net
  Assets(2)............................                 --                      0.08%
Expenses as a Percent of Average Net
  Assets, Lowest to Highest(3).........                 --             0.00% to 0.90%
Total Return, Lowest to Highest(4).....                 --         -25.13% to -24.45%



-------
   (1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

   (2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

   (3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.

   (4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128

                                    RECEIPT


This is to acknowledge receipt of an American Vision Series VUL 2002 Prospectus dated April 30, 2007. This Variable Life Insurance Policy is offered by General American Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                        AMERICAN VISION SERIES VUL 2002

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
               ISSUED BY GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                 APRIL 30, 2007



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 30, 2007 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614.


                                      SAI-1

                               TABLE OF CONTENTS


                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Separate Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Dollar Cost Averaging.....................................    SAI-4
  Portfolio Rebalancing.....................................    SAI-4
  Payment of Proceeds.......................................    SAI-5
  Payment Options...........................................    SAI-5
ADDITIONAL INFORMATION ABOUT CHARGES........................    SAI-6
  Group or Sponsored Arrangements...........................    SAI-6
LOANS.......................................................    SAI-6
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-6
LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE
  POLICY....................................................    SAI-7
MISSTATEMENT OF AGE OR SEX..................................    SAI-7
REPORTS.....................................................    SAI-7
PERSONALIZED ILLUSTRATIONS..................................    SAI-7
PERFORMANCE DATA............................................    SAI-8
INVESTMENT ADVICE...........................................    SAI-8
ADDITIONAL FEDERAL TAX CONSIDERATIONS.......................    SAI-9
REGISTRATION STATEMENT......................................   SAI-10
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............   SAI-10
EXPERTS.....................................................   SAI-10
FINANCIAL STATEMENTS........................................


                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

     General American Life Insurance Company ("General American") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000 Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, General American became an indirect, wholly-owned subsidiary of MetLife. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company.


     In connection with its acquisition of GenAmerica Corporation, MetLife entered into a net worth maintenance agreement with General American. Under the agreement, as subsequently amended, MetLife agreed, without limitation as to amount, to cause General American to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. As of December 31, 2006, the capital and surplus of General American was in excess of these minimum capital and surplus levels. MetLife and General American entered into the agreement in part to enhance and maintain the financial strength of General American as set forth in the agreement. Creditors of General American (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of General American with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to General American. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if General American attains a financial strength rating from each of Standard & Poor's Corp., Moody's Investors Service, Inc., A.M. Best Company and Duff & Phelps Credit Rating Co., without giving weight to the support of the agreement, that is the same as or better than its rating from such agency with such support.


THE SEPARATE ACCOUNT

     We established the Separate Account as a separate investment account on January 24, 1985 under Missouri law. The Separate Account is the funding vehicle for the Policies, and other General American variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Missouri Insurance Commissioner regulates General American and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


     MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000 and its principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. Distributor is an indirect wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.


                                      SAI-3

     Distributor received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                                                                  AGGREGATE AMOUNT OF COMMISSIONS
                                                      AGGREGATE AMOUNT OF          RETAINED BY DISTRIBUTOR AFTER
FISCAL YEAR                                     COMMISSIONS PAID TO DISTRIBUTOR      PAYMENTS TO SELLING FIRMS
-----------                                     -------------------------------   -------------------------------
2006..........................................            $2,065,187                            $ 0
2005..........................................            $1,602,220                            $ 0
2004..........................................            $1,852,907                            $ 0


     Registered representatives of affiliated selling firms who are also agents of the Company are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred from the BlackRock Money Market Division to other selected Divisions on a monthly basis. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on each monthly anniversary from the BlackRock Money Market Division to one or more of the other Divisions. You must transfer a minimum of $100 under this feature, and each selected Division must receive at least 1% of the total amount of each monthly transfer. Fractional percentages may not be used. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Administrative Office. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.

PORTFOLIO REBALANCING

     You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Divisions can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Divisions and the General Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     There are two methods of rebalancing available--periodic and variance.

     PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.

     VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a

                                      SAI-4
whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.

     If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.

     You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.

     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) We reserve the right to suspend portfolio rebalancing at any time. There is no charge for this feature.

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Pre-Authorized Checking premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the General Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Administrative Office for the procedure to follow. (See "Receipt of Communications and Payments at General American's Administrative Office".) The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.

     Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) for the longer of the life of the payee or 10 years, (ii) for the longer of the life of the payee or 15 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any remaining proceeds in one sum.

     (iv) INTEREST. We hold proceeds and pay interest of at least 3.0% a year monthly or add it to the principal annually. Withdrawals of at least $500 may be made at any time by written request.

                                      SAI-5

     (v) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, but for at least 10 years, or (ii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     (vi) SPECIFIED AMOUNT OF INCOME. We make monthly payments of a chosen amount until the entire proceeds, with interest, are paid.

     You need our consent to use an option if the installment payments would be less than $50.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     We may also waive, reduce or vary charges on policies sold to individuals in situations where we can expect economies resulting from a significantly higher amount of initial or projected premium payments, or in those circumstances where a reasonable expectation of a reduction in expenses is warranted.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                     LOANS

     You may borrow all or part of the Policy's loan value. The Policy's loan value equals:

     (i)  the Policy's cash value; minus

     (ii)  the Policy's Surrender Charge; minus

     (iii) the amount of the most recent Monthly Deduction, times the number of Policy months to the earlier of the next Planned Premium due date and the next Policy anniversary; plus

     (iv) interest on the amount determined in (iii) at an annual rate of 3% to the next Policy anniversary; minus

     (v)  loan interest to the next Policy anniversary; minus

     (vi) any outstanding Policy loans.

                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Divisions

                                      SAI-6
from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

           LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                           MISSTATEMENT OF AGE OR SEX

     If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid on other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of

                                      SAI-7
the Policy. Illustrations may also show values based on the historical performance of the Divisions of the Separate Account.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, asset (mortality and expense risk) and administration and issue expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Division.

                               INVESTMENT ADVICE

     The Separate Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the exception of certain Series, including the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio) and the Loomis Sayles Avanti Growth Series (currently, the Harris Oakmark Focused Value Portfolio), of which MetLife Advisers became the adviser on May 1, 1995.

     Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these Portfolios on January 31, 2005. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000.

                                      SAI-8

     The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products.

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

     Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.

     The sub-adviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio) was Putnam Investment Management, LLC until December 16, 2003 when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the FI Mid Cap Opportunities Portfolio (formerly, the Janus Mid Cap Portfolio) was Janus Capital Management LLC until May 1, 2004, when Fidelity Management & Research Company became the sub-adviser.

     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio) and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser.

     The following is the sub-adviser history of the Met Investors Series Trust:

     The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until
T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003.

     The sub-adviser to the RCM Global Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products.

     The sub-adviser to the Lazard Mid-Cap Portfolio was AIM Capital Management, Inc. until December 19, 2005 when Lazard Asset Management LLC became the sub-adviser.

     On May 1, 2006 Western Asset Management Company succeeded Salomon Brothers Asset Management Inc as sub-adviser to the Salomon Brothers U.S. Government Portfolio, which then changed its name to Western Asset Management U.S. Government Portfolio.


     On October 1, 2006 ClearBridge Advisors, LLC succeeded Janus Capital Management LLC as sub-adviser to the Janus Aggressive Growth Portfolio, which then changed its name to the Legg Mason Aggressive Growth Portfolio.



                     ADDITIONAL FEDERAL TAX CONSIDERATIONS



     If Eligible Fund shares are sold directly to tax-qualified retirement plans, that later lose their tax-qualified status, or to non-qualified plans, the separate accounts investing in the Eligible Fund may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for variable policy and contract owners, including losing the benefit of tax deferral.


                                      SAI-9

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The consolidated financial statements of General American Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for defined benefit pension and other postretirement plans, and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on December 31, 2006, and January 1, 2004, respectively) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                                    EXPERTS

     Marian J. Zeldin, FSA, MAAA, Vice President of General American has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.

                                      SAI-10

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006, 2005
                                    AND 2004
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on December 31, 2006 and January 1, 2004, respectively.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
April 11, 2007

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2006      2005
                                                              -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $15,282 and $14,089,
     respectively)..........................................  $16,134   $15,086
  Equity securities available-for-sale, at estimated fair
     value (cost: $205 and $199, respectively)..............      210       201
  Mortgage loans on real estate.............................      971       896
  Policy loans..............................................    2,664     2,645
  Real estate and real estate joint ventures
     held-for-investment....................................       56        54
  Other limited partnership interests.......................       20        27
  Short-term investments....................................      435       153
  Other invested assets.....................................    4,068     3,391
                                                              -------   -------
          Total investments.................................   24,558    22,453
Cash and cash equivalents...................................      357       268
Accrued investment income...................................      183       169
Premiums and other receivables..............................    3,256     2,762
Deferred policy acquisition costs and value of business
  acquired..................................................    3,388     3,139
Current income tax receivable...............................      168        --
Other assets................................................      339       332
Separate account assets.....................................    2,210     2,783
                                                              -------   -------
          Total assets......................................  $34,459   $31,906
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits....................................  $10,291   $ 9,539
  Policyholder account balances.............................   10,398     9,880
  Other policyholder funds..................................    2,202     1,903
  Policyholder dividends payable............................      108       106
  Long-term debt............................................    1,258       501
  Junior subordinated debt securities.......................      399       399
  Shares subject to mandatory redemption....................      159       159
  Current income tax payable................................       --        11
  Deferred income tax liability.............................    1,022       696
  Payables for collateral under securities loaned and other
     transactions...........................................    1,642     1,383
  Other liabilities.........................................    1,736     1,683
  Separate account liabilities..............................    2,210     2,783
                                                              -------   -------
          Total liabilities.................................   31,425    29,043
                                                              -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized;
  3,000,000 shares issued and outstanding...................        3         3
Additional paid-in capital..................................    1,839     1,836
Retained earnings...........................................      775       556
Accumulated other comprehensive income......................      417       468
                                                              -------   -------
          Total stockholder's equity........................    3,034     2,863
                                                              -------   -------
          Total liabilities and stockholder's equity........  $34,459   $31,906
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006     2005     2004
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $4,647   $4,179   $3,713
Universal life and investment-type product policy fees......     226      149      293
Net investment income.......................................   1,302    1,171    1,131
Other revenues..............................................      67       57       43
Net investment gains (losses)...............................     (14)      57       74
                                                              ------   ------   ------
          Total revenues....................................   6,228    5,613    5,254
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,935    3,714    3,203
Interest credited to policyholder account balances..........     405      374      400
Policyholder dividends......................................     170      171      173
Other expenses..............................................   1,361    1,147    1,256
                                                              ------   ------   ------
          Total expenses....................................   5,871    5,406    5,032
                                                              ------   ------   ------
Income from continuing operations before provision for
  income tax................................................     357      207      222
Provision for income tax....................................     125       66       73
                                                              ------   ------   ------
Income from continuing operations...........................     232      141      149
Income from discontinued operations, net of income tax......      --       --        1
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting,
  net of income tax.........................................     232      141      150
Cumulative effect of a change in accounting, net of income
  tax.......................................................      --       --       15
                                                              ------   ------   ------
Net income..................................................  $  232   $  141   $  165
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                                          ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                         -----------------------------------------------
                                                                                               FOREIGN         DEFINED
                                                 ADDITIONAL              NET UNREALIZED       CURRENCY         BENEFIT
                            PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT        TRANSLATION         PLAN
                              STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)      ADJUSTMENT       ADJUSTMENT   TOTAL
                            ---------   ------   ----------   --------   --------------      -----------      ----------   ------
Balance at January 1,
 2004.....................     $93        $3       $1,746       $309          $249               $24             $(5)      $2,419
Contribution of preferred
 stock by parent to
 subsidiary and retirement
 thereof..................     (93)                                                                                           (93)
Issuance of shares by
 subsidiary...............                              4                                                                       4
Capital contribution......                             93                                                                      93
Dividends on common
 stock....................                                       (40)                                                         (40)
Dividends on preferred
 stock....................                                        (6)                                                          (6)
Comprehensive income
 (loss):
 Net income...............                                       165                                                          165
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                     107                                            107
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                        14                           14
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                        (1)          (1)
                                                                                                                           ------
   Other comprehensive
     income (loss):.......                                                                                                    120
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    285
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2004.....................      --         3        1,843        428           356                38              (6)       2,662
Sale of subsidiary........                              7                                                                       7
Equity transactions of
 majority owned
 subsidiary...............                            (14)                                                                    (14)
Dividends on common
 stock....................                                       (13)                                                         (13)
Comprehensive income
 (loss):
 Net income...............                                       141                                                          141
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                      75                                             75
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                         3                            3
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                         2            2
                                                                                                                           ------
   Other comprehensive
     income (loss):.......                                                                                                     80
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    221
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2005.....................      --         3        1,836        556           431                41              (4)       2,863
Sale of subsidiary........                             (9)                                                                     (9)
Equity transactions of
 majority owned
 subsidiary...............                             12                                                                      12
Dividends on common
 stock....................                                       (13)                                                         (13)
Comprehensive income
 (loss):
 Net income...............                                       232                                                          232
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                     (62)                                           (62)
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                        11                           11
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                         1            1
                                                                                                                           ------
   Other comprehensive
     income (loss)........                                                                                                    (50)
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    182
                                                                                                                           ------
 Adoption of SFAS 158, net
   of income tax..........                                                                                        (1)          (1)
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2006.....................     $--        $3       $1,839       $775          $369               $52             $(4)      $3,034
                               ===        ==       ======       ====          ====               ===             ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006      2005      2004
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   232   $   141   $   165
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses.................        8        12        14
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (13)      (11)      (17)
     (Gains) losses from sales of investments and
       businesses, net......................................       14       (57)      (75)
     Interest credited to policyholder account balances.....      405       374       400
     Universal life and investment-type product policy
       fees.................................................     (226)     (149)     (293)
     Change in premiums and other receivables...............     (511)      (25)      151
     Change in deferred policy acquisition costs, net.......     (306)     (219)     (551)
     Change in insurance-related liabilities................      963       874       722
     Change in income tax receivable/payable................      194       (14)       90
     Change in other assets.................................       87       (93)       14
     Change in other liabilities............................       97        52       173
     Other, net.............................................      (24)       (2)      (16)
                                                              -------   -------   -------
Net cash provided by operating activities...................      920       883       777
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..............................    4,623     5,353     5,411
     Equity securities......................................       68        --        16
     Mortgage loans on real estate..........................       87       194        90
     Real estate and real estate joint ventures.............       --         6        19
     Other limited partnership interests....................        5         2        --
  Purchases of:
     Fixed maturity securities..............................   (6,056)   (6,686)   (6,783)
     Equity securities......................................      (40)      (28)      (29)
     Mortgage loans on real estate..........................     (160)      (38)     (223)
     Real estate and real estate joint ventures.............       (3)       (1)       (2)
     Other limited partnership interests....................       --        --        (1)
  Net change in short-term investments......................     (282)      (67)        4
  Proceeds from sales of businesses, net of cash disposed of
     $5, $0 and $0, respectively............................       71        37        --
  Net change in other invested assets.......................     (705)     (521)     (572)
  Other, net................................................      (50)      (18)      (52)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(2,442)  $(1,767)  $(2,122)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006     2005     2004
                                                              ------   ------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................  $1,446   $1,424   $2,245
     Withdrawals............................................    (828)    (953)  (1,139)
  Net change in payables for collateral under securities
     loaned and other transactions..........................     259      (78)     282
  Long-term debt issued.....................................     850       --        8
  Long-term debt repaid.....................................    (100)      (3)      (4)
  Capital contribution to parent from sales of subsidiaries,
     net....................................................      --        7       --
  Junior subordinated debt securities issued................      --      397       --
  Dividends on preferred stock..............................      --       --       (6)
  Dividends on common stock.................................     (13)     (13)     (40)
  Debt issuance costs.......................................     (13)      (6)      --
  Other, net................................................      10        5        2
                                                              ------   ------   ------
Net cash provided by financing activities...................   1,611      780    1,348
                                                              ------   ------   ------
Change in cash and cash equivalents.........................      89     (104)       3
Cash and cash equivalents, beginning of year................     268      372      369
                                                              ------   ------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  357   $  268   $  372
                                                              ======   ======   ======
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest...............................................  $   73   $   48   $   49
                                                              ======   ======   ======
     Income tax.............................................  $   --   $  143   $   36
                                                              ======   ======   ======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed......................................  $  321   $   40   $   --
       Less: liabilities disposed...........................     236        3       --
                                                              ------   ------   ------
       Net assets disposed..................................  $   85   $   37   $   --
       Less: cash disposed..................................       5       --       --
                                                              ------   ------   ------
       Business dispositions, net of cash disposed..........  $   80   $   37   $   --
                                                              ======   ======   ======
     Transfer from funds withheld at interest to fixed
      maturity securities...................................  $   --   $   --   $  606
                                                              ======   ======   ======
     Capital contribution from parent.......................  $   --   $   --   $   93
                                                              ======   ======   ======
     Return of capital to parent from sale of subsidiary....  $   (9)  $   --   $   --
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

     On May 1, 2006, the Company sold its wholly-owned subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife. Immediately following the sale, Paragon merged with and into Metropolitan Life. Paragon is included in the accompanying consolidated financial statements until the date of its sale. See Note 16.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and Reinsurance Group of America, Incorporated ("RGA"). Intercompany accounts and transactions have been eliminated.

     The Company owned approximately 53% of RGA in 2006 and 2005 and 52% in 2004. See Note 12.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures' and partnerships' operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,347 million and $1,200 million at December 31, 2006 and 2005, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation. Such reclassifications primarily included $399 million relating to junior subordinated debt securities at both December 31, 2006 and 2005, previously included in long-term debt.

     Since the Company is a member of a controlled group of affiliated companies its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

        (i) the fair value of investments in the absence of quoted market values;

       (ii) investment impairments;

      (iii) the recognition of income on certain investments;

       (iv) the application of the consolidation rules to certain investments;

        (v) the fair value of and accounting for derivatives;

       (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

      (vii) the measurement of goodwill and related impairment, if any;

     (viii) the liability for future policy benefits;

       (ix) accounting for income taxes and the valuation of deferred tax assets;

        (x) accounting for reinsurance transactions;

       (xi) accounting for employee benefit plans; and

      (xii) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate and real estate joint ventures, other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

     Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 2); (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and
(viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

     Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

     Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Other Invested Assets. Other invested assets consist principally of funds withheld at interest.

     Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

     Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage the risk associated

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company may use credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire
                                        13
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $105 million and $99 million at December 31, 2006 and 2005, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $71 million and $65 million at December 31, 2006 and 2005, respectively. Related depreciation and amortization expense was $7 million, $7 million and $6 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $56 million and $57 million at December 31, 2006 and 2005, respectively. Accumulated amortization of capitalized software was $30 million at both December 31, 2006 and 2005. Related amortization expense was $6 million, $11 million and $8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional
                                        14
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

                                        15
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. Fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 31% and 31% of General American's life insurance in-force, and 56% and 55% of the number of life insurance policies in-force, at December 31, 2006 and 2005, respectively. Participating policies represented approximately 99%, 98% and 92% of gross life insurance premiums for the years ended December 31, 2006, 2005 and 2004, respectively. Total premiums for General American were $299 million, $311 million and $365 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

                                        16
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     The Company establishes future policy benefit liabilities for secondary guarantees relating to certain life policies as follows:

    Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index ("S&P") experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances ("PAB") relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments and (ii) credited interest, ranging from 3% to 6% less expenses, mortality charges, and withdrawals.

Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.
                                        17
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Income Taxes

     General American joined MetLife's includable affiliates in filing a federal income tax return in 2006. The consolidating companies have executed a tax allocation agreement. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and this agreement provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces federal tax expense. Pursuant to the tax allocation agreement, the amount due from affiliates is $238 million in 2006.

     Effective January 1, 2006, the Company began filing a consolidated Federal income tax return with MetLife's includable affiliates. Prior to 2006, the Company filed a separate consolidated U.S. Federal income tax return with its includable subsidiary.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                                        18
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if

                                        19
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits--An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r)("SFAS 158"). The obligations and associated expense of these plans require an extensive use of assumptions such as the discount rate, expected return on plan assets and rate of future compensation increases, healthcare cost trend rates as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.
                                        20
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

         (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

        (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

       (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

        (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

         (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $1 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there is no impact of adoption due to changes in measurement date.

Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

         (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

        (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

        (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

Other Pronouncements

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet an income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In December 2004, the FASB issued FSP No. FAS 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("FSP 109-2"). The American Jobs Creation Act of 2004 ("AJCA") introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS No. 109, Accounting for Income Taxes. FSP 109-2 did not have any impact on the Company's tax provision and deferred tax assets and liabilities.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1 ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA") issued by the American Institute of Certified Public Accountants ("AICPA"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policy benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which are to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's preliminary evaluation work, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of between $1 million and $15 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of approximately $4 million, net of income tax, which will be recorded as a reduction to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by less than $1 million, net of income tax.

2.  INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                                    DECEMBER 31, 2006
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,714     $  153     $ 71     $ 5,796      35.9%
Residential mortgage-backed securities............     3,158         13       33       3,138      19.5
Foreign corporate securities......................     1,890        390       13       2,267      14.1
Foreign government securities.....................     1,576        450        5       2,021      12.5
Commercial mortgage-backed securities.............     1,259         14       14       1,259       7.8
Asset-backed securities...........................       854          4        2         856       5.3
U.S. Treasury/agency securities...................       657          3        5         655       4.1
State and political subdivision securities........        72          1        1          72       0.4
Other fixed maturity securities...................       102         --       32          70       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturity securities.................   $15,282     $1,028     $176     $16,134     100.0%
                                                     =======     ======     ====     =======     =====
Non-redeemable preferred stocks...................   $   191     $    4     $  2     $   193      91.9%
Common stocks.....................................        14          3       --          17       8.1
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   205     $    7     $  2     $   210     100.0%
                                                     =======     ======     ====     =======     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                    DECEMBER 31, 2005
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,665     $  237     $ 51     $ 5,851      38.8%
Residential mortgage-backed securities............     3,198         12       35       3,175      21.0
Foreign corporate securities......................     1,658        413        6       2,065      13.6
Foreign government securities.....................     1,396        454        1       1,849      12.3
Commercial mortgage-backed securities.............     1,080         16       14       1,082       7.2
Asset-backed securities...........................       522          6        3         525       3.5
U.S. Treasury/agency securities...................       434          3        2         435       2.9
State and political subdivision securities........        42          1       --          43       0.3
Other fixed maturity securities...................        94         --       33          61       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturity securities.................   $14,089     $1,142     $145     $15,086     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    25     $    3     $  1     $    27      13.4%
Non-redeemable preferred stocks...................       174          3        3         174      86.6
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   199     $    6     $  4     $   201     100.0%
                                                     =======     ======     ====     =======     =====

     The Company held foreign currency derivatives with notional amounts of $670 million and $575 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $452 million and $416 million at December 31, 2006 and 2005, respectively. These securities had net unrealized gains of $18 million and $20 million at December 31, 2006 and 2005, respectively. There were no non-income producing fixed maturity securities at December 31, 2006. Non-income producing fixed maturity securities were less than $1 million at December 31, 2005. Unrealized gains (losses) associated with non-income producing fixed maturity securities were insignificant at both December 31, 2006 and 2005.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................   $   326     $   331      $   232     $   234
Due after one year through five years.........     2,052       2,103        1,571       1,617
Due after five years through ten years........     2,649       2,680        2,996       3,078
Due after ten years...........................     4,984       5,767        4,490       5,375
                                                 -------     -------      -------     -------
  Subtotal....................................    10,011      10,881        9,289      10,304
Mortgage-backed and other asset-backed
  securities..................................     5,271       5,253        4,800       4,782
                                                 -------     -------      -------     -------
  Total fixed maturity securities.............   $15,282     $16,134      $14,089     $15,086
                                                 =======     =======      =======     =======

     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Proceeds...................................................  $3,989   $5,608   $2,555
Gross investment gains.....................................  $   47   $   99   $   96
Gross investment losses....................................  $  (67)  $  (65)  $  (32)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                DECEMBER 31, 2006
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........   $1,397        $19        $1,322        $ 52       $2,719        $ 71
Residential mortgage-backed
  securities.......................      855          7         1,267          26        2,122          33
Foreign corporate securities.......      407          8           139           5          546          13
Foreign government securities......      267          4            31           1          298           5
Commercial mortgage-backed
  securities.......................      319          1           508          13          827          14
Asset-backed securities............      272          1            60           1          332           2
U.S. Treasury/agency securities....      458          4            60           1          518           5
State and political subdivision
  securities.......................       29         --            13           1           42           1
Other fixed maturity securities....       71         32            --          --           71          32
                                      ------        ---        ------        ----       ------        ----
  Total fixed maturity
     securities....................   $4,075        $76        $3,400        $100       $7,475        $176
                                      ======        ===        ======        ====       ======        ====
Equity securities..................   $   49        $ 1        $   16        $  1       $   65        $  2
                                      ======        ===        ======        ====       ======        ====
Total number of securities in an
  unrealized loss position.........      907                      676                    1,583
                                      ======                   ======                   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                DECEMBER 31, 2005
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........   $2,154        $44         $179         $ 7        $2,333        $ 51
Residential mortgage-backed
  securities.......................    2,178         29          182           6         2,360          35
Foreign corporate securities.......      242          5           12           1           254           6
Foreign government securities......       87          1           --          --            87           1
Commercial mortgage-backed
  securities.......................      716         14           13          --           729          14
Asset-backed securities............      200          2           41           1           241           3
U.S. Treasury/agency securities....      214          2            1          --           215           2
State and political subdivision
  securities.......................        7         --           --          --             7          --
Other fixed maturity securities....       --         --           38          33            38          33
                                      ------        ---         ----         ---        ------        ----
  Total fixed maturity
     securities....................   $5,798        $97         $466         $48        $6,264        $145
                                      ======        ===         ====         ===        ======        ====
Equity securities..................   $   92        $ 3         $  7         $ 1        $   99        $  4
                                      ======        ===         ====         ===        ======        ====
Total number of securities in an
  unrealized loss position.........    1,118                     108                     1,226
                                      ======                    ====                    ======

AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2006
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST            LOSS              SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months......................   $3,369      $ 8       $ 58        $2         621         4
Six months or greater but less than nine
  months..................................      184       --          3        --          78        --
Nine months or greater but less than
  twelve months...........................      640       --         14        --         204        --
Twelve months or greater..................    3,516        1        101        --         675         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $7,709      $ 9       $176        $2       1,578         5
                                             ======      ===       ====        ==       =====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2005
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST            LOSS              SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months......................   $5,148      $ 2       $ 79        $1         960         3
Six months or greater but less than nine
  months..................................      251       --          6        --          51         1
Nine months or greater but less than
  twelve months...........................      589       --         14        --         103        --
Twelve months or greater..................      520        2         49        --         107         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $6,508      $ 4       $148        $1       1,221         5
                                             ======      ===       ====        ==       =====      ====

     At December 31, 2006 and 2005, $176 million and $148 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $2 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 22% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months. At December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months.

     The Company held one fixed maturity security with a gross unrealized loss at December 31, 2006 of equal to or greater than $10 million. This security represented approximately 6%, or $10 million, of the gross unrealized loss on fixed maturity and equity securities. The Company held no fixed maturity or equity securities with a gross unrealized loss at December 31, 2005 greater than $10 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2006 and 2005, the Company had $178 million and $149 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
SECTOR:
U.S. corporate securities...................................    40%     34%
Residential mortgage-backed securities......................    19      23
Foreign corporate securities................................     7       4
Foreign government securities...............................     3       1
Commercial mortgage-backed securities.......................     8       9
U.S. Treasury/agency securities.............................     3       1
Other.......................................................    20      28
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===
INDUSTRY:
Mortgage-backed.............................................    27%     32%
Industrial..................................................    16       9
Utility.....................................................    13       4
Finance.....................................................    11       4
Government..................................................     6       2
Other.......................................................    27      49
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,566 million and $1,266 million and an estimated fair value of $1,587 million and $1,312 million were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,640 million and $1,371 million at December 31, 2006 and 2005, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2006 and 2005.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had assets on deposit with regulatory agencies with a fair market value of $1,009 million and $842 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $2,228 million and $1,452 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity securities.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2006               2005
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Commercial mortgage loans............................   $925       95%     $883       98%
Agricultural mortgage loans..........................     46        5        14        2
                                                        ----      ---      ----      ---
  Subtotal...........................................    971      100%      897      100%
                                                                  ===                ===
Less: Valuation allowances...........................     --                  1
                                                        ----               ----
  Mortgage loans on real estate......................   $971               $896
                                                        ====               ====

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2006, 21%, 9% and 8% of the value of the Company's mortgage loans on real estate were located in California, Florida and Illinois, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2006      2005      2004
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance at January 1........................................    $ 1       $ 3       $ 2
Additions...................................................     --        --         2
Deductions..................................................     (1)       (2)       (1)
                                                                ---       ---       ---
Balance at December 31......................................    $--       $ 1       $ 3
                                                                ===       ===       ===

     The Company's impaired mortgage loans on real estate with valuation allowances was $6 million for the year ended December 31, 2006. The valuation allowances associated with these mortgages was less than $1 million for the year ended December 31, 2006. There were no impaired mortgage loans on real estate without valuation

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES allowances for the year ended December 31, 2006. The Company did not have impaired mortgage loans on real estate for the year ended December 31, 2005.

     The average investment in impaired loans was $1 million, $3 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was less than $1 million for both the years ended December 31, 2006 and 2005, and $2 million for the year ended December 31, 2004.

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Real estate.................................................  $ 68    $ 67
Accumulated depreciation....................................   (14)    (13)
                                                              ----    ----
Net real estate.............................................    54      54
Real estate joint ventures..................................     2      --
                                                              ----    ----
Real estate and real estate joint ventures..................  $ 56    $ 54
                                                              ====    ====

     All of the Company's real estate and real estate joint ventures are classified as held-for-investment. Related depreciation expense was $1 million for each of the years ended December 31, 2006, 2005 and 2004.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2006 and 2005.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2006               2005
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Office...............................................   $37        66%     $37        69%
Retail...............................................     2         4%      --         0%
Industrial...........................................    17        30%      17        31%
                                                        ---       ---      ---       ---
     Total...........................................   $56       100%     $54       100%
                                                        ===       ===      ===       ===

     At December 31, 2006, 96% and 4% of the Company's real estate holdings were located in California and Florida, respectively.

FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $3,806 million and $3,316 million at December 31, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Fixed maturity securities..................................  $  864   $  772   $  700
Equity securities..........................................      16       11       19
Mortgage loans on real estate..............................      63       75       76
Real estate and real estate joint ventures.................      12       11       14
Policy loans...............................................     154      159      159
Other limited partnership interests........................      (1)      (5)      (4)
Cash, cash equivalents and short-term investments..........      17       11        6
Interest on funds held at interest.........................     257      192      225
Other......................................................      16        9      (25)
                                                             ------   ------   ------
  Total investment income..................................   1,398    1,235    1,170
Less: Investment expenses..................................      96       64       39
                                                             ------   ------   ------
  Net investment income....................................  $1,302   $1,171   $1,131
                                                             ======   ======   ======

     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $4 million, less than $1 million and $3 million, respectively, related to fixed maturity securities and short-term investments, is included in the table above.

NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2006   2005   2004
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Fixed maturity securities...................................  $(27)  $32    $46
Equity securities...........................................     6    --      4
Mortgage loans on real estate...............................     1    10      1
Real estate and real estate joint ventures..................    --     4      2
Other limited partnership interests.........................    --    --     (3)
Derivatives.................................................     8   (15)    31
Other.......................................................    (2)   26     (7)
                                                              ----   ---    ---
  Net investment gains (losses).............................  $(14)  $57    $74
                                                              ====   ===    ===

     There were no affiliated investment gains (losses) for the year ended December 31, 2006. For the years ended December 31, 2005 and 2004, affiliated investment gains (losses) of $29 million and $7 million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $1 million, $2 million and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturity securities...................................   $852     $997     $848
Equity securities...........................................      5        2        6
Derivatives.................................................     (2)      (2)       1
Minority interest...........................................   (159)    (171)    (105)
Other invested assets.......................................    (20)     (39)     (57)
                                                               ----     ----     ----
  Subtotal..................................................    676      787      693
                                                               ----     ----     ----
Amounts allocated from:
  Deferred policy acquisition costs.........................    (27)     (45)     (87)
                                                               ----     ----     ----
Deferred income tax.........................................   (280)    (311)    (250)
                                                               ----     ----     ----
  Subtotal..................................................   (307)    (356)    (337)
                                                               ----     ----     ----
Net unrealized investment gains (losses)....................   $369     $431     $356
                                                               ====     ====     ====

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, January 1,.........................................   $431     $356     $249
Unrealized investment gains (losses) during the year........   (111)      94      107
Unrealized gains (losses) relating to:
  DAC and VOBA..............................................     18       42       77
  Deferred income tax.......................................     31      (61)     (77)
                                                               ----     ----     ----
Balance, December 31,.......................................   $369     $431     $356
                                                               ====     ====     ====
Net change in unrealized investment gains (losses)..........   $(62)    $ 75     $107
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments, included in fixed maturity securities, was approximately $71 million and $61 million at December 31, 2006 and 2005, respectively. The related net investment income recognized was $9 million, $3 million and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                     DECEMBER 31, 2006
                                                                  ------------------------
                                                                  NOT PRIMARY BENEFICIARY
                                                                  ------------------------
                                                                                 MAXIMUM
                                                                    TOTAL      EXPOSURE TO
                                                                  ASSETS(1)      LOSS(2)
                                                                  ----------   -----------
                                                                       (IN MILLIONS)
    Other limited partnership interests(3)......................    $   14         $ 6
    Other investments(4)........................................     2,754          56
                                                                    ------         ---
      Total.....................................................    $2,768         $62
                                                                    ======         ===

---------------

(1) The assets of the other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

(4) Other investments include securities that are not asset-backed securitizations or collateralized debt obligations.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:

                                                   DECEMBER 31, 2006                 DECEMBER 31, 2005
                                            -------------------------------   -------------------------------
                                                        CURRENT MARKET OR                 CURRENT MARKET OR
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Interest rate swaps.......................   $  359     $29         $2         $  377     $38         $ 1
Financial futures.........................      213       2         --             --      --          --
Foreign currency swaps....................       31      --          4             33       1           3
Foreign currency forwards.................      643      20         --            546      --          37
Financial forwards........................       --      --          1             --      --          --
Credit default swaps......................      241      --         --            155      --          --
                                             ------     ---         --         ------     ---         ---
  Total...................................   $1,487     $51         $7         $1,111     $39         $41
                                             ======     ===         ==         ======     ===         ===

     The above table does not include notional values for equity variance swaps. At both December 31, 2006 and 2005, the Company owned 4,500 equity variance swaps contracts. Market values of equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:

                                                                    REMAINING LIFE
                                              ----------------------------------------------------------
                                                            AFTER ONE    AFTER FIVE
                                                               YEAR        YEARS
                                              ONE YEAR OR    THROUGH      THROUGH     AFTER TEN
                                                 LESS       FIVE YEARS   TEN YEARS      YEARS     TOTAL
                                              -----------   ----------   ----------   ---------   ------
                                                                    (IN MILLIONS)
Interest rate swaps.........................     $ 46          $ 71         $ 87        $155      $  359
Financial futures...........................      213            --           --          --         213
Foreign currency swaps......................       --             6           14          11          31
Foreign currency forwards...................      643            --           --          --         643
Credit default swaps........................       --           231           10          --         241
                                                 ----          ----         ----        ----      ------
  Total.....................................     $902          $308         $111        $166      $1,487
                                                 ====          ====         ====        ====      ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     Equity variance swaps are used by the Company primarily to hedge liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:

                                                   DECEMBER 31, 2006                 DECEMBER 31, 2005
                                            -------------------------------   -------------------------------
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Fair value................................   $    3     $--        $  --       $    5     $ 1         $--
Cash flow.................................        9      --           --           26      --           3
Non-qualifying............................    1,475      51            7        1,080      38          38
                                             ------     ---        -----       ------     ---         ---
  Total...................................   $1,487     $51        $   7       $1,111     $39         $41
                                             ======     ===        =====       ======     ===         ===

     The Company recognized insignificant net investment income (expense) from qualifying settlement payments for the years ended December 31, 2006, 2005 and 2004.

     The Company recognized net investment gains from non-qualifying settlement payments of $3 million, $11 million, and $18 million for the years ended December 31, 2006, 2005 and 2004, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2006, 2005 and 2004. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2006, 2005 and 2004.

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant amounts in net investment gains (losses), which represent the ineffective portion of all cash flow hedges.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     For the year ended December 31, 2006, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was insignificant. For the years ended December 31, 2005 and 2004, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. At both December 31, 2006 and 2005, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million. At December 31, 2004, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was $1 million.

     At December 31, 2006, an insignificant amount of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2007.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default swaps to diversify credit risk exposure to certain portfolios; and (v) equity variance swaps and interest rate futures to economically hedge liabilities embedded in certain variable annuity products.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($3) million, ($34) million and ($13) million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $57 million and $50 million at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $2 million at December 31, 2006. The amounts recorded and included in net investment gains (losses) during the years ended December 31, 2006, 2005 and 2004 were gains of $7 million, $7 million and $26 million, respectively.

CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company enters into various collateral arrangements, which require the accepting of collateral in connection with its derivative instruments.

     As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $2 million and $12 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006, the Company pledged collateral of $2 million, which is included in fixed maturity securities. As of December 31, 2005, the Company had no pledged collateral. The counterparties are permitted by contract to sell or repledge this collateral.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                               DAC     VOBA   TOTAL
                                                              ------   ----   ------
                                                                  (IN MILLIONS)
Balance at January 1, 2004..................................  $2,003   $636   $2,639
  Capitalizations...........................................     960     --      960
                                                              ------   ----   ------
          Subtotal..........................................   2,963    636    3,599
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................       3      1        4
     Unrealized investment gains (losses)...................      --    (77)     (77)
     Other expenses.........................................     450     41      491
                                                              ------   ----   ------
          Total amortization................................     453    (35)     418
                                                              ------   ----   ------
  Less: Dispositions and other..............................    (107)    23      (84)
                                                              ------   ----   ------
Balance at December 31, 2004................................   2,617    648    3,265
  Capitalizations...........................................     649     --      649
                                                              ------   ----   ------
          Subtotal..........................................   3,266    648    3,914
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................      12      2       14
     Unrealized investment gains (losses)...................     (28)   (14)     (42)
     Other expenses.........................................     652     31      683
                                                              ------   ----   ------
          Total amortization................................     636     19      655
                                                              ------   ----   ------
  Less: Dispositions and other..............................     120     --      120
                                                              ------   ----   ------
Balance at December 31, 2005................................   2,510    629    3,139
  Capitalizations...........................................     761     --      761
                                                              ------   ----   ------
          Subtotal..........................................   3,271    629    3,900
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................       2     (2)      --
     Unrealized investment gains (losses)...................      (3)   (15)     (18)
     Other expenses.........................................     570    (15)     555
                                                              ------   ----   ------
          Total amortization................................     569    (32)     537
                                                              ------   ----   ------
  Less: Dispositions and other..............................     (52)    27      (25)
                                                              ------   ----   ------
Balance at December 31, 2006................................  $2,754   $634   $3,388
                                                              ======   ====   ======

     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $32 million in 2007, $35 million in 2008, $34 million in 2009, $32 million in 2010 and $36 million in 2011.

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired and is included in other assets. Information regarding goodwill is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Balance at January 1,.......................................  $134    $134
Dispositions and other, net.................................    (3)     --
                                                              ----    ----
Balance at December 31,.....................................  $131    $134
                                                              ====    ====

6.  INSURANCE

SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $1,997 million and $2,435 million at December 31, 2006 and 2005, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $213 million and $348 million at December 31, 2006 and 2005, respectively. The average interest rate credited on these contracts was 4.0% for each of the years ended December 31, 2006 and 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $84 million, $113 million and $110 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                               AT DECEMBER 31,
                                       ---------------------------------------------------------------
                                                    2006                             2005
                                       ------------------------------   ------------------------------
                                           IN THE            AT             IN THE            AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
ANNUITY CONTRACTS(1)
TWO TIER ANNUITIES
  General account value..............       N/A               $296           N/A               $299
  Net amount at risk(2)..............       N/A                $53(4)        N/A                $36(4)
  Average attained age of                   N/A           58 years           N/A           58 years
     contractholders.................

                                                              AT DECEMBER 31,
                                             -------------------------------------------------
                                                      2006                      2005
                                             -----------------------   -----------------------
                                             SECONDARY     PAID UP     SECONDARY     PAID UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate
  account).................................    $1,024        N/A           $924        N/A
Net amount at risk(2)......................   $19,066(3)     N/A        $19,900(3)     N/A
Average attained age of policyholders......  56 years        N/A       55 years        N/A

---------------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

(3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                            UNIVERSAL AND
                                          ANNUITY CONTRACTS            VARIABLE LIFE CONTRACTS
                                      --------------------------   -------------------------------
                                      GUARANTEED    GUARANTEED
                                        DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                       BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                      ----------   -------------   ----------   ----------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2004..........     N/A            $7             $5          N/A        $12
Incurred guaranteed benefits........     N/A            --              2          N/A          2
Paid guaranteed benefits............     N/A            --             (2)         N/A         (2)
                                         ---            --             --          ---        ---
Balance at December 31, 2004........     N/A             7              5          N/A         12
Incurred guaranteed benefits........     N/A            --              1          N/A          1
                                         ---            --             --          ---        ---
Balance at December 31, 2005........     N/A             7              6          N/A         13
Incurred guaranteed benefits........     N/A            --             --          N/A         --
Paid guaranteed benefits............     N/A            --             --          N/A         --
                                         ---            --             --          ---        ---
Balance at December 31, 2006........     N/A            $7             $6          N/A        $13
                                         ===            ==             ==          ===        ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................   $16     $11
  Bond......................................................     1       1
  Money market..............................................     3       2
                                                               ---     ---
     Total..................................................   $20     $14
                                                               ===     ===

7.  REINSURANCE

     General American's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. General American has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, General American reinsured up to 90% of the mortality risk for all new individual life insurance. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, General American changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, General American reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes and for certain individual life policies the retention strategy remained unchanged. On a case by case basis, General American may retain up to $2.5 million per life and reinsure 100% of amounts in excess of General American's retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Direct premiums............................................  $  415   $  445   $  485
Reinsurance assumed........................................   4,737    4,222    3,648
Reinsurance ceded..........................................    (505)    (488)    (420)
                                                             ------   ------   ------
Net premiums...............................................  $4,647   $4,179   $3,713
                                                             ======   ======   ======
Reinsurance recoverables netted against policyholder
  benefits and claims......................................  $   87   $   57   $  177
                                                             ======   ======   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reinsurance assumed premium for the years ended December 31, 2006, 2005 and 2004 include $4,735 million, $4,220 million and $3,645 million, respectively, from RGA, a life reinsurer.

     Reinsurance recoverables, included in premiums and other receivables, were $1,137 million and $1,029 million at December 31, 2006 and 2005, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $47 million and $61 million at December 31, 2006 and 2005, respectively.

     Total universal life and investment-type product policy fees include ceded amounts of $149 million, $334 million and $124 million for the years ended December 31, 2006, 2005 and 2004, respectively, of which $103 million, $277 million and $69 million, respectively, are affiliated.

8.  LONG-TERM DEBT

     Long-term debt outstanding is as follows:

                                      INTEREST RATES
                                 ------------------------                 DECEMBER 31,
                                                 WEIGHTED                 -------------
                                     RANGE       AVERAGE     MATURITY      2006    2005
                                 -------------   --------   -----------   ------   ----
                                                                          (IN MILLIONS)
Senior notes...................  6.19% - 6.75%     6.30%    2011 - 2036   $1,050   $300
Fixed rate notes...............  5.76% - 6.47%     5.95%    2007 - 2011      107    101
Surplus notes..................      7.63%         7.63%       2024          100     99
Other notes....................    8% - 12%        9.85%    2009 - 2016        1      1
                                                                          ------   ----
  Total long-term debt.........                                           $1,258   $501
                                                                          ======   ====

     The aggregate maturities of long-term debt as of December 31, 2006 for the next five years are $30 million in 2007, less than $1 million in 2008, less than $1 million in 2009, $50 million in 2010, $228 million in 2011 and $950 million thereafter.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes and other notes with varying interest rates; followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes which are subordinate to all other debt may be made only with the prior approval of the insurance department of the state of domicile.

SENIOR NOTES

     RGA repaid a $100 million 7.25% senior note which matured on April 1, 2006.

     On June 28, 2006, Timberlake Financial L.L.C., ("Timberlake"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036, which is included in the Company's long-term debt. Interest on the notes will accrue at an annual rate of 1-month LIBOR plus a base margin, payable monthly. The notes represent senior, secured indebtedness of Timberlake with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. The proceeds of the offering provide long-term collateral to support Regulation XXX statutory reserves on 1.5 million term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance Company, a U.S. subsidiary of RGA. Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and will be amortized using the effective interest method over the period from the issuance date of the notes until their maturity.

INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $69 million, $48 million and $49 million for the years ended December 31, 2006, 2005 and 2004, respectively and does not include interest expense on junior subordinated debt securities. See Note 9.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

CREDIT FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. RGA maintains committed and unsecured credit facilities aggregating $668 million as of December 31, 2006. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. Information on these facilities as of December 31, 2006 is as follows:

                                                               LETTER OF CREDIT                UNUSED
           BORROWER(S)               EXPIRATION     CAPACITY      ISSUANCES       DRAWDOWN   COMMITMENTS
---------------------------------  --------------   --------   ----------------   --------   -----------
                                                                       (IN MILLIONS)
Reinsurance Group of America,
  Inc. ..........................  May 2007           $ 29           $ --           $ 29        $ --
Reinsurance Group of America,
  Inc. ..........................  September 2010      600            315             50         235
Reinsurance Group of America,
  Inc. ..........................  March 2011           39             --             28          11
                                                      ----           ----           ----        ----
Total............................                     $668           $315           $107        $246
                                                      ====           ====           ====        ====

     Letters of Credit. At December 31, 2006, RGA had outstanding $457 million in letters of credit from various banks, of which $315 million were part of committed facilities. Since commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

     Certain of RGA's debt agreements contain financial covenant restrictions related to, among other things, liens, the issuance and disposition of stock of restricted subsidiaries, minimum requirements of consolidated net worth, maximum ratios of debt to capitalization, change of control provisions, and minimum rating requirements. A material ongoing covenant default could require immediate payment of the amount due, including principal, under the various agreements. Additionally, RGA's debt agreements contain cross-default covenants, which would make outstanding borrowings immediately payable in the event of a material uncured covenant default under any of the agreements, including, but not limited to, non-payment of indebtedness when due for amounts greater than $25 million, or $50 million depending on the agreement, bankruptcy proceedings, and any other event which results in the acceleration of the maturity of indebtedness. The facility fee and interest rate for RGA's credit facilities is based on its senior long-term debt ratings. A decrease in those ratings could result in an increase in costs for the credit facilities. As of December 31, 2006, RGA had $706 million in outstanding borrowings, excluding $850 million of Timberlake notes, under its long-term and junior subordinated debt agreements and was in compliance with all covenants under those agreements. The ability of RGA to make debt principal and interest payments depends on the earnings and surplus of subsidiaries, investment earnings on undeployed capital proceeds, and RGA's ability to raise additional funds.

     RGA guarantees the payment of amounts outstanding under the credit facility maintained by its subsidiary operation in Australia. The total amount of debt outstanding, subject to the guarantee, as of December 31, 2006 was $28 million.

9.  JUNIOR SUBORDINATED DEBENTURES

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date. The securities may be redeemed at par in whole or in part beginning on December 15, 2015. In the event the junior subordinated debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these junior subordinated debentures will accrue at an annual rate of three-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Interest compounds during periods of deferral. Issuance costs associated with the offering of the junior subordinated debentures of $6 million have been capitalized, are included in other assets, and will be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized using the effective interest method over the period from the issuance date of the junior subordinated debentures until their scheduled redemption.

     Interest expense on the junior subordinated debentures was $27 million and $2 million for the years ended December 31, 2006 and 2005, respectively.

10. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2006 and 2005.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2006      2005     2004
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $(154)    $ 23      $(7)
  Foreign...................................................      41       70        4
                                                               -----     ----      ---
  Subtotal..................................................    (113)      93       (3)
                                                               -----     ----      ---
Deferred:
  Federal...................................................     228      (31)      70
  Foreign...................................................      10        4        6
                                                               -----     ----      ---
  Subtotal..................................................     238      (27)      76
                                                               -----     ----      ---
Provision for income tax....................................   $ 125     $ 66      $73
                                                               =====     ====      ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2006      2005      2004
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $125       $72       $78
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............     (2)       (2)       (1)
  Tax-exempt investment income..............................     (2)       (1)       (3)
  State and local income tax................................      1         1         1
  Valuation allowance for carryforward items................     --        (2)       (2)
  Other, net................................................      3        (2)       --
                                                               ----       ---       ---
Provision for income tax....................................   $125       $66       $73
                                                               ====       ===       ===

     General American has been audited by the Internal Revenue Service for the years through and including 2000. Commencing in 2000, the Company was included as part of the overall MetLife examination. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

     RGA's U.S. tax returns have been audited by the relevant taxing authorities for all years through 2002. RGA believes established tax contingency reserves are adequate in relation to the potential for additional assessments. Once established, reserves are adjusted as information becomes available or when an event requiring a change to the reserve occurs. The resolution of tax matters in the future could have an effect on RGA's effective rate.

     Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                DECEMBER 31,
                                                              ----------------
                                                               2006      2005
                                                              -------   ------
                                                               (IN MILLIONS)
Deferred income tax assets:
  Employee benefits.........................................  $    35   $   28
  Investments...............................................       27       --
  Loss and credit carryforwards.............................      781      728
  Other.....................................................       71       51
                                                              -------   ------
                                                                  914      807
  Less: Valuation allowance.................................        5        5
                                                              -------   ------
                                                                  909      802
                                                              -------   ------

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                DECEMBER 31,
                                                              ----------------
                                                               2006      2005
                                                              -------   ------
                                                               (IN MILLIONS)
Deferred income tax liabilities:
  DAC.......................................................    1,141    1,002
  Liability for future policy benefits......................      486      137
  Investments...............................................       --       39
  Net unrealized investment gains...........................      280      311
  Other.....................................................       24        9
                                                              -------   ------
                                                                1,931    1,498
                                                              -------   ------
Net deferred income tax liability...........................  $(1,022)  $ (696)
                                                              =======   ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its foreign subsidiaries, except for RGA International Reinsurance Company Ltd. and RGA Global Reinsurance Company, Ltd., because the Company considers these earnings to be permanently reinvested and does not expect these earnings to be repatriated in the foreseeable future.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2006 and 2005, a valuation allowance for deferred tax assets of approximately $5 million and $5 million, respectively, was provided on the net operating losses and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings, RGA Financial Products Limited, and RGA UK Services Limited. At December 31, 2006, the Company's subsidiaries had net operating loss carryforwards of $2,236 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. In addition, claims have been brought relating to the sale of mutual funds and other products.

     As of December 31, 2006, there were approximately 37 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement, others have been won by dispositive motions, or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds and other products may be commenced in the future.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A policyholder filed a lawsuit against the Company, its administrator (The Paul Revere Life Insurance Company, "Paul Revere") and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively a

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The Ninth Circuit affirmed the approximately $14.3 million judgment in its entirety. Pursuant to a reinsurance agreement between the Company and Paul Revere, the Company believes its share of the judgment is 20 percent. However, Paul Revere has requested that the Company pay an additional $2.4 million, over and above the 20 percent share. The Company has declined this request. Paul Revere and the Company have agreed to submit the issue to binding arbitration. If arbitration is pursued, the limit of the Company's possible exposure is approximately $2 million.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Securities and Exchange Commission ("SEC") has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. As previously reported, in May 2004, the Company received a "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company, at the present time, is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In December 2006, Metropolitan Life resolved a previously disclosed investigation by the Office of the Attorney General of the State of New York related to payments to intermediaries in the marketing and sale of group life and disability, group long-term care and group accidental death and dismemberment insurance and related matters. In the settlement, Metropolitan Life did not admit liability as to any issue of fact or law. Among other things, Metropolitan Life has agreed to certain business reforms relating to compensation of producers of group insurance, compensation disclosures to group insurance clients and the adoption of related standards of conduct, some of which it had implemented following the commencement of the investigation. Metropolitan Life has paid a fine and has made a payment to a restitution fund. It is the opinion of management that Metropolitan Life's resolution of this matter will not adversely affect its business. The Holding Company and/or subsidiaries have received subpoenas and/or other discovery requests from regulators, state attorneys general or other governmental authorities in other states, including Connecticut, Massachusetts, California, Florida, and Ohio, seeking, among other things, information and documents regarding contingent commission payments to brokers, the Holding Company's and/or subsidiaries' awareness of any "sham" bids for business, bids and quotes that the Holding Company and/or subsidiaries submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Holding Company and/or subsidiaries also have received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. The Holding Company and/or subsidiaries continue to cooperate fully with these inquiries and are responding to the subpoenas and other discovery requests.

Summary

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004. At December 31, 2006 and 2005, the Company maintained a liability of $5 million, and a related asset for premium tax offsets of $3 million for the undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintains, at December 31, 2006 and 2005, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

LEASES

     Future minimum rental income and minimum gross rental payments relating to lease agreements are as follows:

                                                        RENTAL INCOME   GROSS RENTAL PAYMENTS
                                                        -------------   ---------------------
                                                                    (IN MILLIONS)
2007..................................................       $6                  $9
2008..................................................       $5                  $8
2009..................................................       $2                  $7
2010..................................................       $1                  $7
2011..................................................       $1                  $4
Thereafter............................................       $1                  $9

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $34 million and $32 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next three to five years.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $20 million and $26 million at December 31, 2006 and 2005, respectively.

COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amounts of these unfunded commitments were $11 million at December 31, 2006. The Company did not have unfunded commitments related to bank credit facilities at December 31, 2005.

OTHER COMMITMENTS

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock. At December 31, 2006, the Company's ownership was approximately 53% of RGA.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $2 million to $45 million, with a cumulative maximum of $102 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The fair value of the remaining indemnities, guarantees and commitments entered into during 2006 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2006 and 2005 for indemnities, guarantees and commitments is insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  EMPLOYEE BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by Metropolitan Life. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, for each account balance. The majority of the Plan's obligation is calculated using the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for employees and retirees through a plan sponsored by Metropolitan Life. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life associated with benefits provided to its employees and has no legal obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosures below. The Company's share of pension expense was $8 million for each of the years ended December 31, 2006, 2005 and 2004. In addition, the Company's share of postretirement expense was $3 million, $3 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     The Company continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying consolidated financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service while employed, but are not accruing additional benefits in these plans.

     RGA also sponsors a separate defined benefit pension plan for its eligible employees, as well as a postretirement plan. Employees of RGA may also become eligible for certain postretirement medical and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

     Effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $7 million at December 31, 2005, $4 million net of income tax, and was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $6 million, $4 million, net of income tax, and remained as a reduction of accumulated other comprehensive income. Upon adoption of SFAS 158, the Company eliminated the additional

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, and prior service costs and credits that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                             DECEMBER 31, 2006
                                            ----------------------------------------------------
                                                          ADDITIONAL
                                                           MINIMUM
                                                PRE        PENSION     ADOPTION OF      POST
                                             SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                       ADJUSTMENTS   ADJUSTMENT   ADJUSTMENT    ADJUSTMENTS
---------------------                       -----------   ----------   -----------   -----------
                                                               (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost....................................     $(47)          $1           $(3)         $(49)
Other liabilities: Accrued postretirement
  benefit cost............................     $ (7)          $--          $(5)         $(12)
                                                              --           ---
Accumulated other comprehensive income
  (loss), before income tax:
  Defined benefit plans...................     $ (7)          $1           $(8)         $(14)
Minority interest.........................                    $--          $ 8
Deferred income tax.......................                    $--          $(1)
                                                              --           ---
Accumulated other comprehensive income
  (loss), net of income tax:
  Defined benefit plans...................     $ (4)          $1           $(1)         $ (4)
                                                              ==           ===

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                                                       OTHER
                                                                                  POSTRETIREMENT
                                                              PENSION BENEFITS       BENEFITS
                                                              -----------------   ---------------
                                                               2006      2005      2006     2005
                                                              -------   -------   ------   ------
                                                                         (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 60      $ 53      $ 10     $  9
  Service cost..............................................      3         2         1        1
  Interest cost.............................................      4         3        --       --
  Change in benefits........................................      5        --        --       --
  Actuarial loss............................................      2         5         1       --
  Benefits paid.............................................     (3)       (3)       --       --
                                                               ----      ----      ----     ----
Benefit obligation at end of year...........................     71        60        12       10
                                                               ----      ----      ----     ----
Change in plan assets:
Fair value of plan assets at beginning of year..............     16        14        --       --
  Actual return on plan assets..............................      2        --        --       --
  Employer contribution.....................................      7         2        --       --
  Benefits paid.............................................     (3)       --        --       --
                                                               ----      ----      ----     ----
Fair value of plan assets at end of year....................     22        16        --       --
                                                               ----      ----      ----     ----
Funded status at end of year................................   $(49)      (44)     $(12)     (10)
                                                               ====                ====
  Unrecognized net actuarial losses.........................               23                  4
  Unrecognized prior service cost...........................              (20)                --
                                                                         ----               ----
Net amount recognized.......................................             $(41)              $ (6)
                                                                         ====               ====
Components of net amounts recognized:
  Qualified plan accrued benefit cost.......................             $ (2)              $ --
  Non-qualified plan accrued benefit cost...................              (39)                (6)
                                                                         ----               ----
     Total accrued benefit cost.............................              (41)                (6)
  Additional minimum pension liability......................               (7)                --
                                                                         ----               ----
  Net amount recognized.....................................             $(48)              $ (6)
                                                                         ====               ====
Amounts recognized in consolidated balance sheet consist of:
  Other liabilities.........................................   $(49)     $(48)     $(12)    $ (6)
                                                               ----      ----      ----     ----
                                                               $(49)     $(48)     $(12)    $ (6)
                                                               ====      ====      ====     ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses......................................   $ 23      $ --      $  5     $ --
  Prior service credit......................................    (14)       --        --       --
  Additional minimum pension liability......................     --         7        --       --
                                                               ----      ----      ----     ----
                                                                  9         7         5       --
Deferred income tax and minority interest...................     (7)       (2)       (3)      --
                                                               ----      ----      ----     ----
                                                               $  2      $  5      $  2     $ --
                                                               ====      ====      ====     ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans are as follows:

                                    QUALIFIED PLAN      NON-QUALIFIED PLAN          TOTAL
                                    ---------------     -------------------     -------------
                                    2006      2005       2006        2005       2006     2005
                                    -----     -----     -------     -------     ----     ----
                                                          (IN MILLIONS)
Aggregate fair value of plan
  assets..........................   $22       $16       $ --        $ --       $ 22     $ 16
Aggregate projected benefit
  obligation......................    25        22         46          38         71       60
                                     ---       ---       ----        ----       ----     ----
Over (under) funded...............   $(3)      $(6)      $(46)       $(38)      $(49)    $(44)
                                     ===       ===       ====        ====       ====     ====

     The accumulated benefit obligation for all defined benefit pension plans was $61 million and $53 million at December 31, 2006 and 2005, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Projected benefit obligation................................   $45     $60
Accumulated benefit obligation..............................   $40     $53
Fair value of plan assets...................................   $--     $16

     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2006 and 2005.

     The components of net periodic benefit cost recognized in net income are as follows:

                                                                            OTHER
                                                                        POSTRETIREMENT
                                                  PENSION BENEFITS         BENEFITS
                                                 ------------------   ------------------
                                                 2006   2005   2004   2006   2005   2004
                                                 ----   ----   ----   ----   ----   ----
                                                              (IN MILLIONS)
Service cost...................................   $3     $2     $2     $1     $1     $1
Interest cost..................................    4      3      3     --     --     --
Expected return on plan assets.................   (2)    (1)    (1)    --     --     --
Amortization net loss..........................    1      1      1     --     --     --
Amortization of prior service credit...........   (2)    (2)    (2)    --     --     --
                                                  --     --     --     --     --     --
  Net periodic benefit cost....................   $4     $3     $3     $1     $1     $1
                                                  ==     ==     ==     ==     ==     ==

     The estimated net actuarial loss and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year are $1 million and $2 million, respectively.

     It is anticipated that no amortization of net actuarial loss will occur from accumulated other comprehensive income into net periodic benefit cost for the other postretirement plans over the next year.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations are as follows:

                                                                     DECEMBER 31,
                                                             -----------------------------
                                                                                OTHER
                                                               PENSION     POSTRETIREMENT
                                                              BENEFITS        BENEFITS
                                                             -----------   ---------------
                                                             2006   2005    2006     2005
                                                             ----   ----   ------   ------
Weighted average discount rate.............................  5.85%  5.77%   5.75%    5.75%
Rate of compensation increase..............................  4.25%  4.25%    N/A      N/A

     Assumptions used in determining net periodic benefit cost are as follows:

                                                              DECEMBER 31,
                                       ----------------------------------------------------------
                                          PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                       ----------------------     -------------------------------
                                       2006     2005     2004      2006        2005        2004
                                       ----     ----     ----     -------     -------     -------
Weighted average discount rate.......  5.75%    5.76%    5.46%     5.75%       5.75%       6.50%
Expected rate of return on plan
  assets.............................  8.50%    8.50%    8.50%      N/A         N/A         N/A
Rate of compensation increase........  4.25%    4.25%    4.25%      N/A         N/A         N/A

     The discount rate is based on the yield of a hypothetical portfolio constructed of bonds rated AA or better by Moody's Investors Services available on the valuation date measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The expected return on plan assets for use in the plan's valuation in 2007 is currently anticipated to be 8.50% for pension benefits.

     The assumed healthcare cost trend rates used in measuring the accumulated pension benefit obligation and net periodic benefit cost were as follows:

                                                        DECEMBER 31,
                                       -----------------------------------------------
                                                2006                     2005
                                       ----------------------   ----------------------
Pre-Medicare eligible claims.........  10% down to 5% in 2012   11% down to 5% in 2012
Medicare eligible claims.............  10% down to 5% in 2012   11% down to 5% in 2012

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                                  (IN THOUSANDS)
Effect on total of service and interest cost
  components......................................         $  339                $  (270)
Effect on accumulated postretirement benefit
  obligation......................................         $2,891                $(2,219)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

PLAN ASSETS

     The targeted and weighted average allocations of the pension plan assets are as follows:

                                                              TARGET   DECEMBER 31,
                                                              ------   -------------
                                                               2007    2006    2005
                                                              ------   -----   -----
ASSET CATEGORY
Equity securities...........................................    75%      76%     75%
Fixed maturity securities...................................    25%      24%     25%
                                                               ---      ---     ---
  Total.....................................................   100%     100%    100%
                                                               ===      ===     ===

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     In 2007, the Company expects to make contributions of $11 million to its pension plans, which includes $4 million of benefit payments for its non-qualified pension plans. Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company, and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to use their general assets to pay claims as they come due in lieu of utilizing plan assets. The Company does not anticipate making any contributions other than benefits payments to its postretirement plan.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                                                                   OTHER
                                                                               POSTRETIREMENT
                                                            PENSION BENEFITS      BENEFITS
                                                            ----------------   --------------
                                                                      (IN MILLIONS)
2007......................................................        $ 4              $  --
2008......................................................        $ 4              $  --
2009......................................................        $ 5              $  --
2010......................................................        $ 6              $  --
2011......................................................        $ 6              $  --
2012-2016.................................................        $34              $   2

SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was $2 million, $3 million and $3 million to these plans during the years ended December 31, 2006, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     In December 2004, MetLife contributed to the Company 93,402 Preferred Shares of Equity Intermediary Company ("EIC"), a former subsidiary of the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     Under Missouri Insurance Law, General American is permitted, without prior regulatory clearance to pay a stockholder dividend to its parent as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its statutory surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations (excluding realized investment gains) for the immediately preceding calendar year. General American will be permitted to pay a stockholder dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Director of Insurance (the "Director"). For the years ended December 31, 2006, 2005 and 2004, the Company paid to GenAmerica $13 million, $13 million and $40 million, respectively, in dividends for which prior insurance regulatory clearance was not required. Based on amounts at December 31, 2006, General American could pay to GenAmerica a stockholder dividend of $222 million without prior approval of the Director in 2007.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American, its U.S. insurance subsidiary and RGA's U.S. insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of General American, its U.S. insurance subsidiary and RGA's U.S. insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $316 million, ($50) million and ($80) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $2,142 million and $1,677 million at December 31, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2006      2005     2004
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................   $(115)    $137     $178
Income tax effect of holding gains (losses).................      38      (61)     (75)
Reclassification adjustments:
  Recognized holding gains (losses) included in current year
     income.................................................      16      (35)     (57)
  Amortization of premiums and accretion of discounts
     associated with investments............................     (12)      (8)     (14)
  Income tax effect.........................................      (1)      21       30
Allocation of holding gains on investments relating to other
  policyholder amounts......................................      18       42       77
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................      (6)     (21)     (32)
                                                               -----     ----     ----
Net unrealized investment gains (losses)....................     (62)      75      107
Foreign currency translation adjustment.....................      11        3       14
Minimum pension liability adjustment........................       1        2       (1)
                                                               -----     ----     ----
Other comprehensive income (loss)...........................   $ (50)    $ 80     $120
                                                               =====     ====     ====

15.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Compensation...............................................  $   21   $   39   $   46
Commissions................................................     904      493    1,076
Interest and debt issue cost...............................      96       50       48
Amortization of DAC and VOBA...............................     555      697      495
Capitalization of DAC......................................    (761)    (649)    (960)
Minority interest..........................................     211      164      162
Insurance taxes............................................     239      186      175
Other......................................................      96      167      214
                                                             ------   ------   ------
  Total other expenses.....................................  $1,361   $1,147   $1,256
                                                             ======   ======   ======

16.  ACQUISITIONS AND DISPOSITIONS

     On May 1, 2006, the Company sold Paragon to MetLife. The Company received consideration of $71 million, net of cash sold of $5 million, for Paragon. The amount received below book value was recorded as a return of capital to MetLife of $9 million. Total assets and total liabilities of Paragon at December 31, 2005 were $727 million

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and $643 million, respectively. Total revenues of Paragon included in the Company's consolidated revenues were $23 million, $61 million and $51 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In March, 2005, the Company dissolved its wholly-owned subsidiary, GenAmerican Management Corporation, into its parent.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to Metropolitan Life for consideration of $44 million. The amount received above book value was recorded as a capital contribution from Metropolitan Life of $7 million. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were less than $1 million and $7 million for the years ended December 31, 2005 and 2004, respectively.

     In December 2004, EIC, a wholly-owned subsidiary of the Company, was dissolved. See Note 14.

17.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     The following information presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              -----     -----     ----
                                                                   (IN MILLIONS)
Investment income...........................................  $ --      $ --      $ 2
Investment expense..........................................    --        --       (1)
                                                              -----     -----     ---
  Income from discontinued operations, net of income tax....  $ --      $ --      $ 1
                                                              =====     =====     ===

     There were no real estate investments related to discontinued operations as of December 31, 2006 and 2005.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments are as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
DECEMBER 31, 2006                                          --------   --------   ----------
                                                                    (IN MILLIONS)
Assets:
  Fixed maturity securities..............................             $16,134     $16,134
  Equity securities......................................             $   210     $   210
  Mortgage loans on real estate..........................             $   971     $   943
  Policy loans...........................................             $ 2,664     $ 2,664
  Short-term investments.................................             $   435     $   435
  Cash and cash equivalents..............................             $   357     $   357
  Accrued investment income..............................             $   183     $   183
  Mortgage loan commitments..............................    $20      $    --     $    --
  Commitments to fund bank credit facilities.............    $11      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,739     $ 4,999
  Long-term debt.........................................             $ 1,258     $ 1,293
  Junior subordinated debt securities....................             $   399     $   400
  Shares subject to mandatory redemption.................             $   159     $   226
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,642     $ 1,642

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
DECEMBER 31, 2005                                          --------   --------   ----------
                                                                    (IN MILLIONS)
Assets:
  Fixed maturity securities..............................             $15,086     $15,086
  Equity securities......................................             $   201     $   201
  Mortgage loans on real estate..........................             $   896     $   898
  Policy loans...........................................             $ 2,645     $ 2,645
  Short-term investments.................................             $   153     $   153
  Cash and cash equivalents..............................             $   268     $   268
  Accrued investment income..............................             $   169     $   169
  Mortgage loan commitments..............................    $26      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,356     $ 4,727
  Long-term debt.........................................             $   501     $   638
  Junior subordinated debt securities....................             $   399     $   315
  Shares subject to mandatory redemption.................             $   159     $   228
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,383     $ 1,383

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

LONG-TERM DEBT, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt, junior subordinated debt securities, and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate swaps, credit default and foreign currency swaps and foreign currency forwards are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with Metropolitan Life, who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $55 million, $60 million and $94 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a service agreement with MetLife Group, Incorporated ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the business of the Company. MetLife Group charged the Company $8 million, $16 million and $24 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $2 million, $10 million and $18 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively. These agreements also allow the Company to be a distributor for other affiliated companies. The other affiliates agree to compensate the Company for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Company received fees for this service of $11 million, $4 million and $2 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates to provide or receive services necessary to conduct their businesses. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses
(fees) associated with affiliates related to these agreements, included in other expenses, were $31 million, ($13) million and ($12) million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has affiliated receivables and payables with affiliates for services necessary to conduct its business. The amounts due (to)/from the Company were $4 million and ($8) million at December 31, 2006 and 2005, respectively.

     The Company reinsures traditional, universal, and group life business to various affiliates. The amounts reinsured consisted of assumed fees, included in universal life and investment-type product policy fees, of $56 million, $1 million and $2 million, and assumed benefits, included in policyholder benefits and claims, of $86 million, $110 million and $29 million for the years ended December 31, 2006, 2005 and 2004, respectively. Additionally, the Company had ceded premiums of $20 million, $38 million, and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively. Reinsurance recoverables, included in premiums and other receivables, were $200 million and $182 million as of December 31, 2006 and 2005, respectively.

     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Reinsurance (Barbados) Inc. ("Missouri"), an affiliate. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri and $276 million in assets supporting the liabilities on this treaty were transferred from Missouri to the Company.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in-force block of business to MetLife Investors USA Insurance Company ("MLI USA"), an affiliate. This agreement covered certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, the Company recognized a realized gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $119 million and $192 million and ceded benefits and related costs of $98 million and $143 million for the years ended December 31, 2006 and 2005, respectively. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2006 and 2005 were $1,020 million and $932 million, respectively.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Reassurance Company, Ltd., an affiliate. This agreement ceded, on a modified co-insurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. For the year ended December 31, 2005, the final treaty settlement resulted in a pre-tax gain of $1 million.

     On December 23, 2004, the Company dissolved its wholly-owned subsidiary, EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     At December 31, 2006 and 2005, the Company held $238 million and $0 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. This amount is recorded as a short-term investment on the consolidated balance sheets of the Company. Net investment income from this invested asset was $4 million, less than $1 million and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------    -----    -----
                                                                   (IN MILLIONS)
Estimated fair value of assets transferred to affiliates....  $  --     $536     $198
Amortized cost of assets transferred to affiliates..........     --      501      191
                                                              -----     ----     ----
Net investment gains (losses) recognized on transfers.......  $  --     $ 35     $  7
                                                              =====     ====     ====
Estimated fair value of assets transferred from
  affiliates................................................  $  --     $382     $  7

20.  SUBSEQUENT EVENTS

     On March 9, 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625 percent, payable semiannually. RGA expects to use the net proceeds of the offering to repay $50 million indebtedness under a bank credit facility and for general corporate purposes. RGA repaid $30 million of the bank credit facility debt in March 2007.

                                     PART C



ITEM 26. EXHIBITS

     (a) Resolution of the Board of Directors of General American authorizing establishment of the Separate Account 3

     (b)          None

     (c) (i) Principal Underwriting Agreement between General American Distributors, Inc. and General American Life Insurance Company 7

         (ii)     Proposed Form of Selling Agreement 3

         (iii) Form of Selling Agreement between General American Life Insurance Company, General American Distributors, Inc. and other companies 7

         (iv)     Commission Schedule for Policies 10

         (v) Agreements between General American Life Insurance Company and its agents and managing partners 11

         (vi)     Forms of Selling Agreement 14

         (v)      Form of Retail Sales Agreement 16

     (d) (i)      Specimen of Policy 10

         (ii)     Riders to the Policy 10

     (e) (i)      Specimen of Application for Policy 8

         (ii)     Enterprise Application for Policy 14

         (iii)    Updated Enterprise Application of Policy 15

     (f) (i)      Amended Charter and Articles of Incorporation of General
                  American 1

         (ii)     Amended and restated By-Laws of General American 1

         (iii) Amended and restated Charter and Articles of Incorporation of General American 12

         (iv)     Amended and restated By-Laws of General American 12

         (v)      Amended and restated Articles of Incorporation

     (g)          Reinsurance Agreements 12

     (h) (i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and General American Life Insurance Company 4

         (ii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and General American Life Insurance Company 4

         (iii) Participation Agreement among General American Life Insurance Company, SEI Insurance Products Trust and SEI Investments Distribution Company 4

         (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company 5

         (v) Form of Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., General American Distributors, Inc. and General American Life Insurance Company 9

         (vi) Form of Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, General American Distributors, Inc. and General American Life Company 9

         (vii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and General American Life Insurance Company (4/30/07)

         (viii)   Net Worth Maintenance Agreement 17

     (i)          None

     (j)          None

     (k)          Opinion and Consent of Marie C. Swift, Esquire 14

     (l)          Actuarial Opinion

     (m)          Calculation Exhibit

     (n)          Consent of Independent Registered Public Accounting Firm

     (o)          None

     (p)          None

     (q)    (i)   Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies pursuant to Rule
                  6e-3(T)(b)(12)(ii) and General American's procedure for conversion to a fixed benefit policy pursuant to Rule
                  6e-3(T)(b)(13)(v)(B). 3

            (ii)  Addendum to the Memorandum

     (r)          Powers of Attorney

1 Incorporated by reference to the initial filing of the Registration Statement, File No. 333-53477 (VUL 98), on May 22, 1998.

2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-53477 (VUL 98), July 31, 1998.

3 Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement, File No. 33-10146, (VUL 95), April 28, 2000.

4 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-53477 (VUL 98), April 28, 2000.

5 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, File No. 333-83625 (Destiny), May 1, 2001.

6 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 333-53477 (VUL98), May 1, 2001.

7 Incorporated by reference to the Registration Statement, File No. 333-64216 (EBVUL), filed June 29, 2001.

8 Incorporated by reference to the Registration Statement, File No. 333-73672, filed November 19, 2001.

9 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 333-53477 (VUL 98), filed April 30, 2002.

10 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-73672, filed May 1, 2002.

11 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, File No. 333-73672, filed February 13, 2003.

12 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 333-83625, filed June 9, 2003.

13 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 333-83625, filed August 8, 2003.

14 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-73672, filed April 29, 2004.

15 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 333-73672, filed April 28, 2005.

16 Incorporated herein by reference to Post-Effective Amendment No. 16 to MetLife Investors Variable Annuity Account One Registration Statement on Form N-4 (File Nos. 333-50540 and 811-05200) filed on April 21, 2006.

17 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 333-73672, filed April 28, 2006.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal Business Address   Positions and Offices with Depositor
-----------------------------------   ------------------------------------
Lisa M. Weber **                      Chairman, President and Chief Executive
                                      Officer

Michael K. Farrell ***                Director

James L. Lipscomb **                  Director

William J. Mullaney **                Director

Catherine A. Rein **                  Director

Stanley J. Talbi **                   Director


Michael J. Vietri ****                Director


William J. Wheeler **                 Director

Anthony J. Williamson **              Director, Senior Vice President and
                                      Treasurer

Charles V. Curcio ***                 Vice President (principal financial
                                      officer)

Kevin S. Finnegan ***                 Vice President and Associate General
                                      Counsel

William C. Lane *                     Vice President and Associate General
                                      Counsel

Joseph J. Prochaska, Jr. ***          Executive Vice President and Chief
                                      Accounting Officer

The principal business address:

*    General American, 13045 Tesson Ferry Road, St. Louis, MO 63128.

** Metropolitan Life, One MetLife Plaza, 27-01 Queens Plaza, North, Long Island City, NY 11101

***  Metropolitan Life, 10 Park Avenue, Morristown, NJ 07962

**** Metropolitan Life, 177 South Commons Drive, Aurora, IL 60504


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life

Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2006

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2006. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) Met3 SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9989% is owned by MetLife International Holdings, Inc. and 0.0011% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 91.227896580% is owned by MetLife International Holdings, Inc. and 8.772103054% is owned by MetLife Vida e Previdencia S.A., and 0.000000366% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16. Siembra Seguros de Vida S.A. (Argentina) - 97.9327% is owned by MetLife International Holdings, Inc. and 2.0672% is owned by Natiloportem Holdings, Inc.

      17.   MetLife International Insurance Ltd. (Bermuda)

      18.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Trustee Pty Limited (Australia)

            d)    MetLife Services (Singapore) PTE Limited (Australia)

      19. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by; Natiloportem Holdings, Inc.

      20. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc., and 94.9999% is owned by MetLife International Holdings Inc.

      21. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a)    Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met
                  AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc., and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      22.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            c)    MetLife Direct Co., Ltd. (Japan)

            d)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.   Thorngate, LLC (DE)

      7.   Alternative Fuel I, LLC (DE)

      8.   Transmountain Land & Livestock Company (MT)

      9.   MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife (India) Private Ltd. (India)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Dewey Square South, LLC (NY)

      19.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      20.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        21.   Bond Trust Account A (MA)

        22.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (d) RGA Reinsurance Company (Barbados) Ltd. (Barbados) (80%)

                              (i)   RGA Financial Group, L.L.C. (DE)- RGA
                                    Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (e)   RGA Life Reinsurance Company of Canada (Canada)

                        (f)   RGA International Corporation (Nova Scotia)

                        (g)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv)  RGA Services India Private Limited (India)

                        (h)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (i)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (j) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (k)   RGA Technology Partners, Inc. (MO)

                        (l)   RGA International Reinsurance Company (Ireland)

                        (m)   RGA Capital Trust I (DE)

                        (n)   RGA Global Reinsurance Company, Ltd. (Bermuda)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by Metropolitan Asset Management Corporation

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29.   Headland Properties Associates (CA)

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEXDF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X. MetLife Insurance Company of Connecticut (Life Department) (Accident Department) (CT)

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      7.    Pilgrim Investments York Road, LLC (DE)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

            c)    Travelers Investment Adviser, Inc. (DE)

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited, Inc. (UK)

            b) MetLife Pensions Trustees Limited (UK)

      16.   Travelers European Investments LLC (CT)

      17.   Travelers International Investments Ltd. (Cayman Islands)

      18.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      19.   MetLife Life and Annuity Company of Connecticut (CT)

            a)    Euro TL Investments LLC (DE)

      20.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      21. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      22.   Tribeca Distressed Securities L.L.C. (DE)

      23.   MetLife Investors USA Insurance Comapny (DE)

Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting common stock of Omega Reinsurance Corporation, which is 100% of all the stock outstanding as of 12/31/06.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

                                        7

ITEM 29. INDEMNIFICATION

          The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife are covered.

     Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

     In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policyholders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions:

"BE IT RESOLVED THAT

     1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS




     (a) MetLife Investors Distribution Company, which was known as General American Distributors, Inc. prior to December 1, 2004, is the principal underwriter for the following investment companies (other than Registrant):

Met Investors Series Trust, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Five, MetLife Investors Variable Life Account One, MetLife Investors Variable Life Account Five, First MetLife Investors Variable Annuity Account One, General American Separate Account Twenty-Eight, General American Separate Account Twenty-Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Fund U for Variable Annuities, MetLife of CT Fund BD for Variable Annuities, MetLife of CT Fund BD II for Variable Annuities, MetLife of CT Fund BD III for Variable Annuities, MetLife of CT Fund BD IV for Variable Annuities, MetLife of CT Fund ABD for Variable Annuities, MetLife of CT Fund ABD II for Variable Annuities, MetLife of CT Separate Account PF for Variable Annuities, MetLife of CT Separate Account PF II for Variable Annuities, MetLife of CT Separate Account QP for

Variable Annuities, MetLife of CT Separate Account TM for Variable Annuities, MetLife of CT Separate Account TM II for Variable Annuities, MetLife of CT Separate Account Five for Variable Annuities, MetLife of CT Separate Account Six for Variable Annuities, MetLife of CT Separate Account Seven for Variable Annuities, MetLife of CT Separate Account Eight for Variable Annuities, MetLife of CT Separate Account Nine for Variable Annuities, MetLife of CT Separate Account Ten for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL II for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, MetLife of CT Variable Life Insurance Separate Account One, MetLife of CT Variable Life Insurance Separate Account Two, MetLife of CT Variable Life Insurance Separate Account Three, Metropolitan Life Variable Annuity Separate Account II and Metropolitan Life Variable Annuity Separate Account II, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account Twelve for Variable Annuities, MetLife of CT Separate Account Thirteen for Variable Annuities, MetLife of CT Separate Account Fourteen for Variable Annuities, MetLife Insurance Company of CT Variable Annuity Separate Account 2002, and MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002.

     (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

Name and Principal Business Address   Positions and Offices with Depositor
-----------------------------------   ------------------------------------
Michael K. Farrell ***                Director

Elizabeth M. Forget **                Executive Vice President, Investment Fund
                                      Management and Marketing

Peter Gruppuso *                      Vice President and Chief Financial Officer

Paul A. LaPiana *                     Executive Vice President, National Sales
                                      Manager -Life

Craig W. Markham *****                Director

Richard C. Pearson *                  Executive Vice President, General Counsel
                                      and Secretary

Paul A. Sylvester *                   President, National Sales Manager-
                                      Annuities & LTC

William J. Toppeta ****               Director

Edward C. Wilson *                    Senior Vice President

Anthony J. Williamson ****            Treasurer

*    MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614

**   MetLife, 260 Madison Avenue, New York, NY 10016

***  MetLife, 10 Park Avenue, Morristown, NJ 07962

**** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY
     11101

***** MetLife, 13045 Tesson Ferry Road, St. Louis, MO 63128

     (c)




                                                                         (3)
                                            (2)                Compensation on Events         (4)           (5)
             (1)                Net Underwriting Discounts   Occasioning the Deduction     Brokerage       Other
Name of Principal Underwriter         and Commissions         of a Deferred Sales Load    Commissions   Compensation
-----------------------------   --------------------------   --------------------------   -----------   ------------
MetLife Investors
   Distribution Company                  $1,602,220                      --                    --             --


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

     (a) Registrant

     (b) Metropolitan Life Insurance Company
         200 Park Avenue
         New York, New York 10066

     (b) MetLife Investors Distribution Company
         22 Corporate Plaza Drive
         Newport Beach, CA 92660

ITEM 32. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

     General American Life Insurance Company hereby represents that the fees and charges deducted under the Contracts are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by General American.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, General American Separate Account Eleven certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 23rd day of April, 2007.

                                        General American Separate Account Eleven
                                        (Registrant)

                                        By: General American Life Insurance
                                           Company (Depositor)

                                        By: /s/William C. Lane
                                            ------------------------------------
                                            William C. Lane
                                            Vice President and Associate General
                                            Counsel

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Depositor, General American Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 23rd day of April, 2007.

                                        General American Life Insurance Company
                                        (Depositor)


                                        By: /s/ William C. Lane
                                            ------------------------------------
                                            William C. Lane
                                            Vice President and Associate General
                                            Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 23, 2007.

Signature                                                Title
---------                               --------------------------------------


                 *                      Chairman of the Board, Chief Executive
-------------------------------------           Officer and President
Lisa M. Weber


                 *                        Vice President (princicpal financial
-------------------------------------                  officer)
Charles V. Curcio


                 *                                     Director
-------------------------------------
Michael K. Farrell


                 *                                     Director
-------------------------------------
James L. Lipscomb


                 *                                     Director
-------------------------------------
William J. Mullaney


                 *                          Executive Vice President and
-------------------------------------         Chief Accounting Officer
Joseph J. Prochaska, Jr.


                 *                                     Director
-------------------------------------
Catherine A. Rein


                 *                                     Director
-------------------------------------
Stanley J. Talbi




                 *                                     Director
-------------------------------------
Michael J. Vietri


                 *                                     Director
-------------------------------------
William J. Wheeler


                 *                        Director, Senior Vice President and
-------------------------------------                 Treasurer
Anthony J. Williamson


                                        By: /s/ Marie C. Swift
                                            ----------------------------------
                                            Marie C. Swift, Esq.
                                            Attorney-in-fact

* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith

                                  Exhibit Index

(f)(v)   Amended and Restated Articles of Incorporation

(h)(vii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and General American Life Insurance Company

(l)  Actuarial Opinion

(m)  Calculation Exhibit

(n)  Consent of Independent Registered Public Accounting Firm

(q)(ii)  Addendum to Memorandum

(r)  Powers of attorney